                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              --------------------
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12


                             LIQUI-BOX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------


[X]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          [LIQUI-BOX CORPORATION LOGO]

                             LIQUI-BOX CORPORATION
                                 P. O. BOX 494
                          6950 WORTHINGTON-GALENA ROAD
                            WORTHINGTON, OHIO 43085
                                 (614) 888-9280


                                 April 25, 2002


Dear Shareholder:


    You are cordially invited to attend the special meeting of shareholders of Liqui-Box Corporation to be held on Tuesday, May 28, 2002, at 9:00 a.m., local time, at the Hilton Columbus (Easton), 3900 Chagrin Drive, Columbus, Ohio. In light of the transaction described below, this is an important meeting for our shareholders, and I strongly encourage you to attend or submit a properly executed proxy.


    At the special meeting, you will be asked to vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of March 25, 2002, by and among Liqui-Box, Enhance Packaging Technologies Inc., a wholly owned subsidiary of DuPont Canada Inc., and EPT Newco, Inc. and to approve the merger contemplated thereby. If the merger is completed, EPT Newco will be merged with and into Liqui-Box, Liqui-Box will become a wholly owned subsidiary of Enhance Packaging Technologies and you will be entitled to receive $67.00 in cash for each common share of Liqui-Box that you own. DuPont Canada Inc. is a Canadian public company whose shares are traded on the Toronto Stock Exchange (DUP.A), and it is guaranteeing the obligations of its subsidiaries in connection with the proposed transaction.


    In connection with the proposed transaction, Liqui-Box's board of directors formed a special committee comprised entirely of non-management, independent directors to review and consider the proposed merger. The special committee carefully reviewed and considered the terms and conditions of the merger and the merger agreement. The special committee considered, among other things, the opinion of McDonald Investments Inc., its financial advisor, that as of March 25, 2002, the $67.00 per share cash consideration to be received by Liqui-Box's shareholders pursuant to the merger agreement was fair to the shareholders from a financial point of view. The special committee unanimously approved the merger and the merger agreement, determined that the merger and the merger agreement are advisable, fair to and in the best interests of Liqui-Box and its shareholders and recommended to the board of directors that it recommend that you adopt the merger agreement and approve the merger.



    Following the unanimous recommendation of the special committee, the board of directors unanimously, without the participation of Samuel N. Davis, Liqui-Box's vice-chairman and secretary, and me who abstained from voting because of our financial interest in the merger and the transactions contemplated thereby, approved the merger and the merger agreement and determined that the merger and the merger agreement are advisable, fair to and in the best interests of Liqui-Box and its shareholders. ACCORDINGLY, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.


    The accompanying notice of meeting and proxy statement explain the proposed merger and provide specific information concerning the special meeting. Please read these materials carefully.


    Your vote is important. Liqui-Box cannot complete the merger and shareholders will not receive the $67.00 per share merger consideration unless the holders of at least a majority of its outstanding common shares vote in favor of adoption of the merger agreement and approval of the merger and the other closing conditions are satisfied. As a result, your failure to vote would have the same effect as a vote against adoption of the merger agreement and approval of the merger. Samuel N. Davis and I have agreed to vote all of the common shares that we have the right to vote in favor of adoption of the merger agreement and approval of the merger. These shares represent approximately 37.3% of the outstanding common shares. Please complete, sign and date the enclosed proxy card and return it in the enclosed return envelope, whether or not you plan to attend the special meeting. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.


    If you have any questions prior to the special meeting or need further assistance, please call Stewart M. Graves, president and chief operating officer, at (614) 888-9280.

                                          Sincerely,

                                          /s/ Samuel B. Davis
                                          --------------------------------------
                                          SAMUEL B. DAVIS
                                          Chairman, Chief Executive Officer and
                                          Treasurer


        PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

                          [LIQUI-BOX CORPORATION LOGO]

                             LIQUI-BOX CORPORATION
                                 P. O. BOX 494
                          6950 WORTHINGTON-GALENA ROAD
                            WORTHINGTON, OHIO 43085
                                 (614) 888-9280

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON TUESDAY, MAY 28, 2002


To the Shareholders of Liqui-Box Corporation:


     Notice is hereby given that a special meeting of shareholders of Liqui-Box Corporation, an Ohio corporation, will be held on Tuesday, May 28, 2002, at 9:00 a.m., local time, at the Hilton Columbus (Easton), 3900 Chagrin Drive, Columbus, Ohio 43219, for the following purposes:


     1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of March 25, 2002, by and among Liqui-Box, Enhance Packaging Technologies Inc., a Canadian corporation and a wholly owned subsidiary of DuPont Canada Inc. (Toronto Stock Exchange: DUP.A), and EPT Newco, Inc., an Ohio corporation and a wholly owned subsidiary of Enhance Packaging Technologies, and to approve the merger contemplated thereby. Subject to the terms and conditions of the merger agreement, at the effective time of the merger, (i) EPT Newco will be merged with and into Liqui-Box, which will be the surviving corporation in the merger and become a wholly owned subsidiary of Enhance Packaging Technologies and (ii) each common share, without par value, of Liqui-Box outstanding immediately prior to the effective time (other than shares held by Liqui-Box or Enhance Packaging Technologies or any of their respective parent entities or subsidiaries or shares with respect to which dissenters' rights are perfected) will be automatically converted into the right to receive $67.00 in cash; and

     2. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

     The accompanying proxy statement describes the merger and the merger agreement, a copy of which is attached as Appendix A to the proxy statement.


     Liqui-Box's board of directors has fixed the close of business on April 19, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting.



     Shareholders who do not vote in favor of adoption of the merger agreement and approval of the merger will have the right to dissent and seek appraisal of the "fair cash value" of their common shares if they comply with the applicable procedures required by Section 1701.85 of the Ohio Revised Code. A summary of the provisions of Section 1701.85 is set forth in the accompanying proxy statement under the heading "The Merger -- Rights of Dissenting Shareholders." The entire text of Section 1701.85 is attached as Appendix C to the accompanying proxy statement.


     The proxy holders will vote the common shares represented by properly executed proxies as directed on the proxy card. If no directions are given, proxies will be voted "FOR" adoption of the merger agreement and approval of the merger.


     Your vote is important, regardless of the number of common shares you hold. Please vote as soon as possible to make sure that your common shares are represented at the special meeting, whether or not you expect to attend the special meeting. To grant your proxy to vote your common shares, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. You may, of course, attend the special meeting, revoke your proxy and vote in person even if you already returned your proxy card. If you do not vote, it will have the same effect as a vote against adoption of the merger agreement and approval of the merger.


                                          By Order of the Board of Directors,

                                          /s/ Samuel N. Davis
                                          ------------------------------------
                                          SAMUEL N. DAVIS
                                          Secretary
Worthington, Ohio

April 25, 2002

                             LIQUI-BOX CORPORATION
                                 P. O. BOX 494
                          6950 WORTHINGTON-GALENA ROAD
                            WORTHINGTON, OHIO 43085
                                 (614) 888-9280

              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS


                      TO BE HELD ON TUESDAY, MAY 28, 2002



     This proxy statement is being furnished to the shareholders of Liqui-Box Corporation, an Ohio corporation, in connection with the solicitation of proxies by and on behalf of Liqui-Box's board of directors for use at the special meeting of the shareholders to be held on Tuesday, May 28, 2002, at the Hilton Columbus (Easton), 3900 Chagrin Drive, Columbus, Ohio 43219, commencing at 9:00 a.m., local time.


     At the special meeting, Liqui-Box's shareholders will be asked to consider and vote upon the following:

     - a proposal to adopt the Agreement and Plan of Merger, dated as of March 25, 2002, by and among Liqui-Box, Enhance Packaging Technologies Inc., a Canadian corporation and a wholly owned subsidiary of DuPont Canada Inc. (Toronto Stock Exchange: DUP.A), and EPT Newco, Inc., an Ohio corporation and a wholly owned subsidiary of Enhance Packaging Technologies, and to approve the merger contemplated thereby. In the merger:

       - EPT Newco will be merged with and into Liqui-Box, which will be the surviving corporation and become a wholly owned subsidiary of Enhance Packaging Technologies, and

       - each common share, without par value, of Liqui-Box outstanding immediately prior to the effective time of the merger (other than shares held by Liqui-Box or Enhance Packaging Technologies or any of their respective parent entities or subsidiaries or shares with respect to which dissenters' rights are perfected) will be automatically converted into the right to receive $67.00 in cash; and

     - such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.


     This proxy statement and the accompanying form of proxy are first being sent to Liqui-Box's shareholders on or about April 25, 2002.


     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.


              THE DATE OF THIS PROXY STATEMENT IS APRIL 25, 2002.

                               TABLE OF CONTENTS



Summary Term Sheet..........................................     1
Questions and Answers About the Merger......................     6
Cautionary Statement Regarding Forward-Looking Statements...     9
The Special Meeting.........................................    10
  Date, Place and Time......................................    10
  Purpose of the Special Meeting............................    10
  Record Date; Quorum.......................................    10
  Voting and Revocation of Proxies..........................    10
  Vote Required; Board Recommendation.......................    11
  Cost of Solicitation of Proxies...........................    11
  Other Matters.............................................    11
The Merger..................................................    12
  The Parties...............................................    12
     Liqui-Box..............................................    12
     Enhance Packaging Technologies.........................    12
     EPT Newco..............................................    12
     DuPont Canada .........................................    12
  Effect of the Merger......................................    12
  Background of the Merger..................................    12
  Liqui-Box's Reasons for the Merger; Recommendation of the
     Special Committee and the Board of Directors...........    16
     Special Committee......................................    16
     Board of Directors.....................................    17
  Opinion of Financial Advisor..............................    17
     Historical Stock Trading Analysis......................    19
     Comparable Public Company Analysis.....................    19
     Comparable Transactions Analysis.......................    20
     Premiums Paid Analysis.................................    20
  Interests of Certain Persons in the Merger................    21
     Interests of Samuel B. Davis and Samuel N. Davis.......    22
     Cash-Out of Outstanding Stock Options..................    22
     Indemnification........................................    23
     Interests of Stewart M. Graves.........................    23
     Interests of Russell M. Gertmenian.....................    23
  Federal Income Tax Consequences...........................    23
  Accounting Treatment......................................    24
  Existing Relationships with Enhance Packaging
     Technologies...........................................    24
  Rights of Dissenting Shareholders.........................    24


Terms of the Merger Agreement...............................    26
  Effective Time of the Merger..............................    26
  Manner and Basis of Converting Common Shares..............    26
  Stock Options.............................................    27
  Other Employee Benefit Plans and Related Matters..........    27
  Representations and Warranties............................    28
  Covenants Relating to Conduct of Business Prior to the
     Merger.................................................    29
  No Solicitation...........................................    30
  Additional Agreements in the Merger Agreement.............    31
  Conditions to the Merger..................................    32
  Termination of the Merger Agreement.......................    33
  Termination Fees and Expenses.............................    34
  Selected Post-Merger Matters..............................    34
  Amendment of Merger Agreement.............................    34
  Guarantee by DuPont Canada................................    34
Shareholders Agreement......................................    35
Regulatory Matters..........................................    36
Market Price of Common Shares...............................    36
Security Ownership of Certain Beneficial Owners and
  Management................................................    37
Independent Public Accountants..............................    38
Shareholder Proposals.......................................    38
Where You Can Find More Information.........................    39



Appendix A  --   Agreement and Plan of Merger, dated as of March 25, 2002, by and among Liqui-Box Corporation, Enhance Packaging
                 Technologies Inc. and EPT Newco, Inc.
Appendix B  --   Opinion of McDonald Investments Inc.
Appendix C  --   Section 1701.85 of the Ohio Revised Code Relating to Rights
                 of Dissenting Shareholders

                               SUMMARY TERM SHEET

     This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of the legal terms of the merger, you should carefully read this entire proxy statement, including the appendices. We have included page references in this summary to direct you to a more complete description of topics discussed in this proxy statement. The merger agreement is attached as Appendix A to this proxy statement. We encourage you to read the merger agreement because it is the legal document that governs the merger.


THE PARTIES (PAGE 12)


Liqui-Box Corporation
P.O. Box 494
6950 Worthington-Galena Road
Worthington, Ohio 43085
(614) 888-9280

     Liqui-Box manufactures dispensing packaging systems for liquids and other flowable products for the bottled water, beverage, dairy, pharmaceutical, processed food and wine industries. Liqui-Box's principal products include rigid blow-molded containers, flexible bag-in-box containers, pouch containers and customized filling systems. Liqui-Box operates nine production facilities in the United States, one in the United Kingdom and one in India.

Enhance Packaging Technologies Inc.
7070 Mississauga Road

Mississauga, Ontario L5N 5M8

(905) 821-3300

     Enhance Packaging Technologies supplies films and filling systems to a wide range of customers in 30 countries, including dairies, drink beverage producers, food producers, film converters and industrial customers. Enhance Packaging Technologies is a wholly owned subsidiary of DuPont Canada Inc.

EPT Newco, Inc.
7070 Mississauga Road

Mississauga, Ontario L5N 5M8

(905) 821-3300

     EPT Newco, an Ohio corporation, is a wholly owned subsidiary of Enhance Packaging Technologies formed solely for the purpose of effecting the merger. EPT Newco has not engaged in any other business activity.

DuPont Canada Inc.
7070 Mississauga Road

Mississauga, Ontario L5N 5M8

(905) 821-3300

     DuPont Canada manufactures synthetic fibers, polymer resins, packaging films, automotive finishes and industrial chemicals. It sells such products to approximately 3,000 customers in Canada, the United States and 40 other countries. E.I. du Pont de Nemours and Company (NYSE:DD) owns approximately 76% of DuPont Canada's shares and the remaining shares are traded on the Toronto Stock Exchange (DUP.A). DuPont Canada is guaranteeing the obligations of Enhance Packaging Technologies and EPT Newco under the merger agreement.


EFFECT OF THE MERGER (PAGE 12)


     EPT Newco will merge with and into Liqui-Box. You will receive $67.00 in cash for each common share of Liqui-Box that you own. Liqui-Box will be the surviving corporation and become a wholly owned subsidiary of Enhance Packaging Technologies and an indirect wholly owned subsidiary of DuPont Canada.

THE SPECIAL MEETING (PAGE 10)



     The special meeting will be held on Tuesday, May 28, 2002, at 9:00 a.m., local time, at the Hilton Columbus (Easton), 3900 Chagrin Drive, Columbus, Ohio 43219. At the special meeting, shareholders will vote upon a proposal to adopt the merger agreement and approve the merger. The merger agreement provides for the merger of EPT Newco with and into Liqui-Box. You may vote on the proposal to adopt the merger agreement and approve the merger by completing, signing, dating and returning the enclosed proxy card or by appearing at the special meeting and voting in person.



VOTING AT THE SPECIAL MEETING (PAGE 10)



     You are entitled to vote at the special meeting (either by proxy or in person) if you owned common shares of Liqui-Box at the close of business on April 19, 2002, the record date for the special meeting. On the record date, there were 4,169,940 common shares of Liqui-Box outstanding. You are entitled to one vote for each common share that you owned on the record date. If you participate in the Liqui-Box Corporation Employees' Profit Sharing and Salary Deferral Plan and/or the Liqui-Box Corporation Employee Stock Ownership Plan, you are entitled to instruct the trustee of these plans how to vote common shares allocated to your account under the plans. If you participate in the Profit Sharing and Salary Deferral Plan and you do not instruct the trustee how to vote your common shares, the trustee will not vote your common shares. If you participate in the Employee Stock Ownership Plan and you do not instruct the trustee how to vote your common shares, pursuant to the terms of the Employee Stock Ownership Plan, the trustee will vote your common shares and any unallocated common shares in accordance with the recommendation of the board of directors.



VOTE REQUIRED (PAGE 11)



     Adoption of the merger agreement and approval of the merger requires the affirmative vote of the holders of at least a majority of the outstanding common shares of Liqui-Box as of the record date. Samuel B. Davis, Liqui-Box's chairman, chief executive officer and treasurer, and Samuel N. Davis, Liqui-Box's vice chairman and secretary, who collectively have the right to vote, either directly or as a result of voting and other trust agreements, 1,556,679 common shares, representing approximately 37.3% of the outstanding common shares as of the record date, are required to vote in favor of adoption of the merger agreement and approval of the merger under the shareholders agreement that they have entered into with Enhance Packaging Technologies and EPT Newco in connection with the merger. In addition, Liqui-Box's other directors and executive officer have informed Liqui-Box that they intend to vote in favor of adoption of the merger agreement and approval of the merger.



RECOMMENDATION TO SHAREHOLDERS (PAGE 11)



     Your board of directors has unanimously, with the exception of Samuel B. Davis and Samuel N. Davis who abstained from voting, approved the merger and the merger agreement, believes the merger and the merger agreement are advisable, fair to and in the best interests of Liqui-Box and its shareholders and recommends that you vote FOR adoption of the merger agreement and approval of the merger. In making these determinations, the board considered and relied, in part, upon the unanimous recommendation of its special committee of non-management, independent directors.



OPINION OF FINANCIAL ADVISOR (PAGE 17)



     In deciding to approve the merger and the merger agreement, the special committee and the board of directors considered, among other factors discussed below in "The Merger -- Liqui-Box's Reasons for the Merger; Recommendation of the Special Committee and the Board of Directors," the opinion of McDonald Investments Inc., their financial advisor, that, as of March 25, 2002, the $67.00 per share cash consideration to be paid in the merger was fair to Liqui-Box's shareholders from a financial point of view. The opinion of McDonald Investments is attached as Appendix B to this proxy statement. We encourage you to read the opinion.

RIGHTS OF DISSENTING SHAREHOLDERS (PAGE 24)


     Under Ohio law, if you do not vote for adoption of the merger agreement and approval of the merger, you will have the right to dissent from the merger and demand the "fair cash value" of your Liqui-Box common shares. This right is generally known as "dissenters' rights." To perfect your dissenters' rights, you must strictly follow all of the requirements of Section 1701.85 of the Ohio Revised Code, the Ohio law governing dissenters' rights. A copy of Section 1701.85 is attached as Appendix C to this proxy statement.


INTERESTS OF CERTAIN PERSONS IN THE MERGER (PAGE 21)


     Executive officers and directors of Liqui-Box have interests in the merger that are different from, or in addition to, the interests of other shareholders. These interests include:


     - Samuel B. Davis and Samuel N. Davis collectively beneficially own 1,738,518 common shares of Liqui-Box, representing approximately 40% of the outstanding common shares as of the record date. They have each entered into a shareholders agreement with Enhance Packaging Technologies and EPT Newco in connection with the merger. Under the shareholders agreement, Samuel B. Davis and Samuel N. Davis have agreed to vote in favor of adoption of the merger agreement and approval of the merger and have granted Enhance Packaging Technologies or EPT Newco an option to purchase their common shares;


     - Samuel B. Davis and Samuel N. Davis have each entered into a noncompetition and nonsolicitation agreement with Liqui-Box in connection with the merger. In consideration of executing these agreements, Liqui-Box will pay Samuel B. Davis $4,000,000 and Samuel N. Davis $2,000,000 upon cessation of their respective employment with Liqui-Box;


     - Samuel N. Davis and DuPont Canada have discussed the terms of a possible project-based consulting arrangement with Enhance Packaging Technologies to be effective after the effective time of the merger and after the termination of his employment. They have not executed any such consulting arrangement as of the date of this proxy statement, and execution of such a consulting arrangement is not a condition to the merger;


     - under the merger agreement, Samuel B. Davis may purchase certain property from Liqui-Box at its fair market value, as determined by an independent appraiser, prior to the effective time of the merger;

     - Liqui-Box's executive officers hold vested and unvested options to purchase common shares of Liqui-Box. Under the merger agreement, each outstanding stock option (whether or not then exercisable) will be canceled at the effective time of the merger, and the holder of the stock option will receive a cash payment equal to the excess of $67.00 over the exercise price per common share subject to the option multiplied by the number of common shares subject to the option;

     - under the merger agreement, the surviving corporation will indemnify, advance expenses to and hold harmless each present and former officer and director of Liqui-Box with respect to acts and omissions occurring on or prior to the effective time of the merger to the fullest extent permitted by law for a period of six years;

     - Stewart M. Graves, Liqui-Box's president and chief operating officer, and DuPont Canada have discussed the terms of a possible employment agreement to be effective after the effective time of the merger. They have not executed such an employment agreement as of the date of this proxy statement, and execution of such an employment agreement is not a condition to completing the merger; and

     - Russell M. Gertmenian, a director of Liqui-Box, is a partner in the law firm of Vorys, Sater, Seymour and Pease LLP, which has served as Liqui-Box's outside legal counsel and has provided legal services to members of the Samuel B. Davis family, in connection with numerous matters, including the merger, for which the firm has received and expects to receive customary fees for the services performed.

FEDERAL INCOME TAX CONSEQUENCES (PAGE 23)


     The merger will be a taxable transaction to you. For federal income tax purposes, you will recognize gain or loss in an amount equal to the difference between the cash you receive and your tax basis in your common shares. In addition, you may be subject to taxes under applicable state, local and other tax laws. We urge you to consult your own tax advisor to understand fully how the merger will affect you.


NO SOLICITATION (PAGE 30)


     Liqui-Box must terminate any existing activities, discussions or negotiations concerning any acquisition transaction involving Liqui-Box. In addition, Liqui-Box may not, directly or indirectly, encourage, solicit or initiate any acquisition proposals. Liqui-Box's board of directors, however, may consider an unsolicited acquisition proposal, and Liqui-Box may enter into a binding agreement with respect to an unsolicited acquisition proposal that is deemed by the board of directors, upon consultation with outside legal counsel and financial advisors, to be superior to the merger.


CONDITIONS TO THE MERGER (PAGE 32)


     Before the parties may complete the merger, they must satisfy or waive (to the extent permitted by law) a number of conditions. These include that:

     - Liqui-Box's shareholders adopt the merger agreement and approve the merger at the special meeting;

     - the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expires or is terminated;

     - no court or other governmental entity enacts, issues, enforces or enters any law or order that restrains, enjoins or prohibits consummation of the merger;

     - the holders of not more than 10% of the outstanding common shares of Liqui-Box properly exercise their dissenters' rights; and

     - the parties materially comply with their representations, warranties and covenants in the merger agreement.


TERMINATION OF THE MERGER AGREEMENT (PAGE 33)


     The parties may agree jointly to terminate the merger agreement at any time. In addition, either Liqui-Box or Enhance Packaging Technologies may terminate the merger agreement if:

     - the merger is not consummated by August 30, 2002 or, if a governmental entity requests additional information, by the 30th day following substantial compliance with such request, but in no event later than September 30, 2002;

     - Liqui-Box's shareholders do not adopt the merger agreement and approve the merger at the special meeting; or

     - any order restraining, enjoining or prohibiting the merger becomes final and cannot be appealed.

     Liqui-Box may also terminate the merger agreement if:

     - Liqui-Box receives an unsolicited acquisition proposal that the board of directors deems is a superior proposal, and Enhance Packaging Technologies does not make an offer that is deemed by the special committee to be at least as favorable to Liqui-Box's shareholders as the superior proposal; or

     - Enhance Packaging Technologies or EPT Newco materially breaches any of their representations, warranties or covenants in the merger agreement.

     Enhance Packaging Technologies may also terminate the merger agreement if:

     - Liqui-Box's board of directors fails to recommend or reconfirm its recommendation of, or withdraws or adversely modifies its recommendation of, the merger agreement; or

     - Liqui-Box materially breaches any of its representations, warranties or covenants in the merger agreement.


TERMINATION FEES AND EXPENSES (PAGE 34)


     Liqui-Box must pay Enhance Packaging Technologies a $12,000,000 termination fee, plus all actual, out-of-pocket expenses that Enhance Packaging Technologies incurs in connection with the merger, if any person makes an acquisition proposal or announces an intention to make an acquisition proposal involving Liqui-Box and the merger agreement is terminated:

     - by Liqui-Box because its board of directors deems the unsolicited acquisition proposal to be a superior proposal and authorizes Liqui-Box to enter into a binding agreement concerning the superior proposal, and Enhance Packaging Technologies does not make an offer that is deemed by the special committee to be at least as favorable to Liqui-Box's shareholders as the superior proposal;

     - by Enhance Packaging Technologies because Liqui-Box's board of directors fails to recommend or reconfirm its recommendation of, or withdraws or adversely modifies its recommendation of, the merger agreement; or

     - following the receipt of an unsolicited acquisition proposal, by either party because the merger has not been consummated by August 30, 2002 or, if a governmental entity requests additional information, by the 30th day following substantial compliance with such request, but in no event later than September 30, 2002.


REGULATORY MATTERS (PAGE 36)


     Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, Liqui-Box and Enhance Packaging Technologies may not complete the merger until they give notice of, and furnish required information to, the Federal Trade Commission and the Antitrust Division of the Department of Justice and the applicable waiting period expires or is terminated. Liqui-Box and Enhance Packaging Technologies filed the required notification and report forms and are awaiting regulatory approval. In addition, the parties are required to file prior notice of the merger with regulatory authorities in Ireland and Italy.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:   WHAT IS THE PROPOSED TRANSACTION?


A: Enhance Packaging Technologies, a wholly owned subsidiary of DuPont Canada (Toronto Stock Exchange: DUP.A), will acquire Liqui-Box by merging EPT Newco, a wholly owned subsidiary of Enhance Packaging Technologies, into Liqui-Box. Liqui-Box will continue as the surviving corporation and become a wholly owned subsidiary of Enhance Packaging Technologies and an indirect wholly owned subsidiary of DuPont Canada. Liqui-Box will no longer be publicly held, and its common shares will no longer be traded on The Nasdaq National Market.


Q:   WHAT WILL I RECEIVE FOR MY COMMON SHARES AFTER THE MERGER IS COMPLETED?

A: You will be entitled to receive $67.00 in cash for each common share that you own at the effective time of the merger. DuPont Canada is guaranteeing the obligations of Enhance Packaging Technologies and EPT Newco, including the obligation to pay the merger consideration.

Q: WHY DID THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS APPROVE THE MERGER AND THE MERGER AGREEMENT?

A: The special committee and the board of directors considered a number of factors in approving the merger and the merger agreement, including:

     - the premium that shareholders will receive for each common share of Liqui-Box over the per share closing prices on March 22, 2002, the last trading day prior to the date of execution of the merger agreement, and on February 22, 2002, a date approximately one month before the date of execution of the merger agreement;

     - historical market prices of Liqui-Box's common shares;

     - Liqui-Box's business and earnings prospects, short-term and long-term product and business risks, management succession issues, the competitive business environment in which Liqui-Box operates and business trends in the flexible, plastic packaging industry;

     - the opinion of McDonald Investments as to the fairness of the $67.00 per share merger consideration from a financial point of view to the shareholders of Liqui-Box, and the related analyses presented by McDonald Investments;

     - the terms and conditions of the merger agreement, including the right of the board of directors to terminate the merger agreement in the exercise of its fiduciary duties in connection with receipt of an acquisition proposal deemed to be superior to that offered by Enhance Packaging Technologies;

     - DuPont Canada's and Enhance Packaging Technologies' stated intentions with respect to the Liqui-Box business, including the stated intentions regarding Liqui-Box's employees; and

     - various other factors, as described in "The Merger -- Liqui-Box's Reasons for the Merger; Recommendation of the Special Committee and the Board of Directors."

Q:   WHY DID THE BOARD OF DIRECTORS FORM THE SPECIAL COMMITTEE?

A: Two members of Liqui-Box's board of directors, Samuel B. Davis, the chairman, chief executive officer and treasurer of Liqui-Box, and his son, Samuel N. Davis, the vice-chairman and secretary of Liqui-Box, have interests in the merger that may be different from, or in addition to, the interests of Liqui-Box's shareholders. In addition, Russell M. Gertmenian, a director, is a partner in the law firm of Vorys, Sater, Seymour and Pease LLP, which has served as Liqui-Box's outside legal counsel and has provided legal services to the Samuel B. Davis family, in connection with numerous matters, including the merger, for which the firm has received and expects to receive customary fees for the services performed. See "The
     Merger -- Interests of Certain Persons in the Merger." To ensure that the terms of the proposed transaction were reviewed separately by disinterested directors, the board of directors formed the special committee which is comprised entirely of non-management, independent directors. The members of the special committee are Charles R. Coate (chairman), Carl J. Aschinger, Jr., John Trostheim and Robert L. Zieg. The special committee also retained its own outside legal counsel, Bricker & Eckler LLP, to advise the special committee in its review and deliberations. The board of directors made its recommendation of the merger following the unanimous recommendation of the special committee.


Q:   WHEN AND WHERE IS THE SPECIAL MEETING?


A: The special meeting will be held on Tuesday, May 28, 2002, at 9:00 a.m., local time, at the Hilton Columbus (Easton), 3900 Chagrin Drive, Columbus, Ohio 43219.


Q:   WHO CAN VOTE AT THE SPECIAL MEETING?


A: Holders of common shares of Liqui-Box at the close of business on April 19, 2002, the record date, may vote at the special meeting. Participants in the Liqui-Box Corporation Employees' Profit Sharing and Salary Deferral Plan and the Liqui-Box Corporation Employee Stock Ownership Plan will be entitled to instruct the trustee of these plans how to vote common shares allocated to their accounts under the plans.


Q:   WHAT VOTE IS REQUIRED TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER?


A: The holders of a majority of the outstanding common shares of Liqui-Box as of the record date must vote FOR adoption of the merger agreement and approval of the merger. Samuel B. Davis and Samuel N. Davis have each entered into a shareholders agreement, pursuant to which they are required to vote FOR adoption of the merger agreement and approval of the merger. Collectively, they have the right to vote, either directly or as a result of voting and other trust agreements, 1,556,679 common shares, representing approximately 37.3% of the outstanding common shares as of the record date. See "Shareholders Agreement" and "Security Ownership of Certain Beneficial Owners and Management."


Q:   WHAT DO I NEED TO DO NOW?

A: After carefully reading and considering the information in this proxy statement, please mail your signed and completed proxy card in the enclosed return envelope as soon as possible so that your common shares can be voted at the special meeting.

Q: IF MY COMMON SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY COMMON SHARES FOR ME?


A: Your broker will vote your common shares only if you provide instructions on how to vote. You should contact your broker and ask what directions your broker will need from you. Your broker likely will not be able to vote your common shares without instructions from you.


Q:   CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can attend the special meeting and vote in person. Your attendance alone will not, however, revoke your proxy. If you have instructed a broker to vote your common shares, you must follow the directions received from your broker to change those instructions. Second, you can complete and submit a new proxy card. Third, you can send a written notice to the secretary of Liqui-Box stating that you would like to revoke your proxy.


Q: WHAT HAPPENS IF I DO NOT SEND IN MY PROXY CARD, IF I DO NOT INSTRUCT MY BROKER HOW TO VOTE OR IF I ABSTAIN FROM VOTING?


A: If you do not send in your proxy card, if you do not instruct your broker how to vote your common shares or if you abstain from voting, it will have the same effect as a vote against adoption of the merger agreement and approval of the merger.

Q:   SHOULD I SEND IN MY SHARE CERTIFICATES NOW?

A: No. After the merger is completed, you will receive written instructions for delivering your share certificates for the cash payment.

Q: DO I HAVE THE RIGHT TO DISSENT AND SEEK APPRAISAL OF THE "FAIR CASH VALUE" OF MY COMMON SHARES IF THE MERGER IS COMPLETED?

A: Yes. If you wish to exercise your dissenters' rights, you must not vote in favor of adoption of the merger agreement and approval of the merger, and you must strictly follow all of the other requirements of Section 1701.85 of the Ohio Revised Code, the Ohio law governing dissenters' rights. If you comply with these requirements, you will have the right to receive the "fair cash value" of your common shares, as determined under Section 1701.85, instead of the $67.00 per share as provided in the merger agreement. The amount you will receive if you exercise your dissenters' rights may be equal to, more than or less than $67.00 per share. See "The Merger -- Rights of Dissenting Shareholders."

Q:   WILL I OWE TAXES AS A RESULT OF THE MERGER?

A: In general, you will recognize gain or loss for federal income tax purposes to the extent of the difference between the cash you receive and your tax basis in the common shares that you exchange for cash. The cash you receive may also be subject to taxes under applicable state, local and other tax laws. See "The Merger -- Federal Income Tax Consequences."

Q:   WHEN IS THE MERGER EXPECTED TO BE COMPLETED?

A: We are working toward completing the merger as quickly as possible. If the shareholders adopt the merger agreement and approve the merger at the special meeting and the other conditions to the merger are satisfied, we expect to complete the merger shortly after the special meeting.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A:   If you have more questions about the merger, you should contact:

                            Stewart M. Graves, President and Chief Operating Officer
                            Liqui-Box Corporation
                            P. O. Box 494
                            6950 Worthington-Galena Road
                            Worthington, Ohio 43085
                            Telephone: (614) 888-9280

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement contains "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) relating to Liqui-Box that are based upon management's current plans and expectations. These forward-looking statements include, among others:

     - statements concerning the prospects for completing the merger and the possible or assumed future results of operations of Liqui-Box set forth in "The Merger -- Background of the Merger," "The Merger -- Liqui-Box's Reasons for the Merger; Recommendation of the Special Committee and the Board of Directors" and "The Merger -- Opinion of Financial Advisor," including any forecasts and projections referred to therein;

     - any statements preceded or followed by, or that include, the words "believes," "expects," "anticipates," "intends," "estimates," "projects" or similar expressions; and

     - other statements contained in this proxy statement regarding matters that are not historical facts.

     Because these forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The factors that could cause actual results to differ materially include, among others:

     - the failure to satisfy any of the closing conditions in the merger agreement, including the failure of Liqui-Box's shareholders to adopt the merger agreement and approve the merger;

     - United States and foreign governmental regulations;

     - loss of customers as a result of the merger;

     - reactions to the merger from Liqui-Box's suppliers and competitors;

     - general economic conditions;

     - capacity, efficiency and supply constraints;

     - fluctuations in foreign currency exchange rates;

     - weather conditions;

     - competitive conditions;

     - market acceptance of new and existing products; and

     - other risks detailed from time to time in the reports that Liqui-Box files with the Securities and Exchange Commission.

     Except for ongoing obligations to disclose material information as required by the federal securities laws, Liqui-Box undertakes no obligation to release publicly any revisions or updates to any forward-looking statements to reflect actual results or events, changes in assumptions or changes in factors affecting such forward-looking statements.

                              THE SPECIAL MEETING

DATE, PLACE AND TIME


     This proxy statement is being furnished to Liqui-Box's shareholders in connection with the solicitation of proxies by and on behalf of Liqui-Box's board of directors for use at the special meeting to be held on Tuesday, May 28, 2002, at the Hilton Columbus (Easton), 3900 Chagrin Drive, Columbus, Ohio 43219, commencing at 9:00 a.m., local time.


PURPOSE OF THE SPECIAL MEETING

     The purpose of the special meeting is to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of March 25, 2002, by and among Liqui-Box, Enhance Packaging Technologies and EPT Newco and to approve the merger contemplated thereby. A copy of the merger agreement is attached as Appendix A to this proxy statement.

RECORD DATE; QUORUM


     Only holders of record of common shares of Liqui-Box at the close of business on April 19, 2002, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date, there were 4,169,940 common shares of Liqui-Box outstanding, held by approximately 1,023 holders of record.


     Each common share outstanding on the record date entitles the holder to one vote on each matter submitted for shareholder approval at the special meeting. The presence, in person or by properly executed proxy, at the special meeting of the holders of a majority of the outstanding common shares entitled to vote at the special meeting will constitute a quorum for the transaction of business.

VOTING AND REVOCATION OF PROXIES

     A form of proxy card for use by shareholders at the special meeting accompanies this proxy statement. All properly executed proxy cards that are received prior to or at the special meeting and not revoked will be voted at the special meeting in accordance with the instructions contained in the proxy cards. If a shareholder executes and returns a proxy card and does not specify otherwise, the common shares represented by the proxy card will be voted FOR adoption of the merger agreement and approval of the merger in accordance with the recommendation of Liqui-Box's board of directors. In such event, the holder of those common shares will not have the right to dissent from the merger and demand payment of the "fair cash value" of the holder's common shares.

     A properly executed proxy card marked "abstain" will be included for determining whether there is a quorum at the special meeting. However, a proxy card marked "abstain" will not be voted. Because the affirmative vote of the holders of at least a majority of the outstanding common shares is required to adopt the merger agreement and approve the merger, a proxy card marked "abstain" will have the same effect as a vote against adoption of the merger agreement and approval of the merger.

     Under the rules of The Nasdaq National Market, brokers who hold shares in street name for clients typically have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to non-routine matters, such as adoption of the merger agreement and approval of the merger. Proxies submitted without a vote by the brokers on these matters are referred to as "broker non-votes." Broker non-votes will be included for determining whether there is a quorum at the special meeting. However, because the affirmative vote of the holders of a majority of the outstanding common shares is required to adopt the merger agreement and approve the merger, broker non-votes will have the same effect as a vote against adoption of the merger agreement and approval of the merger.


     Participants in the Liqui-Box Corporation Employees' Profit Sharing and Salary Deferral Plan (the "401(k) Plan") and the Liqui-Box Corporation Employee Stock Ownership Plan (the "ESOP") will receive from the trustee of these plans this proxy statement and any other materials provided to shareholders of Liqui-Box in connection with the merger, together with a form upon which confidential voting instructions regarding the merger may be given to the trustee. The trustee of the 401(k) Plan and the trustee of the ESOP will vote the common shares allocated to a participant's account under the 401(k) Plan and the ESOP, respectively, in accordance with that participant's written voting instructions. If the trustee of the 401(k) Plan does not receive written voting instructions from a participant, the trustee will not vote that participant's common shares. If the trustee of the ESOP does not receive written voting instructions from a participant, pursuant to the terms of the ESOP, the trustee will vote the common shares allocated to that participant's account under the ESOP and any unallocated common shares in accordance with the recommendation of the board of directors.


     A shareholder who has executed and returned a proxy card may revoke it at any time before it is voted at the special meeting by executing and returning a proxy card bearing a later date, filing a written notice of revocation with the secretary of Liqui-Box stating that the proxy is revoked or attending the special meeting and voting in person. Simply attending the special meeting without voting will not revoke a proxy.

VOTE REQUIRED; BOARD RECOMMENDATION


     Under Ohio law, the holders of a majority of the outstanding common shares of Liqui-Box as of the record date must vote FOR adoption of the merger agreement and approval of the merger. Therefore, the affirmative vote of the holders of at least 2,084,971 common shares will be necessary to adopt the merger agreement and approve the merger. In connection with the merger, Samuel
B. Davis, Liqui-Box's chairman, chief executive officer and treasurer, and his son, Samuel N. Davis, Liqui-Box's vice-chairman and secretary, who collectively have the right to vote, either directly or as a result of voting and other trust agreements, 1,556,679 common shares, representing approximately 37.3% of the outstanding common shares as of the record date, have entered into a shareholders agreement, pursuant to which they are required to vote their common shares FOR adoption of the merger agreement and approval of the merger. See "Shareholders Agreement." In addition, the other directors and executive officer of Liqui-Box, who collectively have the right to vote 7,923 common shares, have informed Liqui-Box that they intend to vote all of their common shares FOR adoption of the merger agreement and approval of the merger. See "Security Ownership of Certain Beneficial Owners and Management." As a result of these arrangements, the affirmative vote of holders of an additional 520,369 common shares is required to satisfy the voting requirement.


     IN ACCORDANCE WITH THE UNANIMOUS RECOMMENDATION OF ITS SPECIAL COMMITTEE, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

COST OF SOLICITATION OF PROXIES

     Liqui-Box will bear the costs of the solicitation of proxies. In addition to solicitation of proxies by mail, the directors, officers and employees of Liqui-Box may, without receiving any additional compensation, solicit proxies by personal interview, telephone, telefax, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of common shares for the forwarding of solicitation materials to the beneficial owners of such common shares. Liqui-Box will reimburse these brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

     Liqui-Box's board of directors is not aware of any matters to be presented at the special meeting, other than adoption of the merger agreement and approval of the merger as set forth in the notice of special meeting of shareholders attached to this proxy statement. If any other matters are properly presented at the special meeting, the persons named as proxies in the accompanying proxy card will have discretionary authority to vote the common shares represented by duly executed proxies on those matters in accordance with their discretion and judgment.

     YOU SHOULD NOT SEND ANY CERTIFICATES REPRESENTING COMMON SHARES WITH YOUR PROXY CARD. IF THE MERGER IS COMPLETED, THE PROCEDURE FOR THE EXCHANGE OF CERTIFICATES REPRESENTING COMMON SHARES WILL BE AS SET FORTH IN THIS PROXY STATEMENT. SEE "TERMS OF THE MERGER AGREEMENT -- MANNER AND BASIS OF CONVERTING COMMON SHARES."

                                   THE MERGER

THE PARTIES

     Liqui-Box. Liqui-Box is a leading manufacturer of dispensing packaging systems for liquids and other flowable products, serving the bottled water, beverage, dairy, pharmaceutical, processed food and wine industries. Liqui-Box specializes in packages with unique dispensing capabilities to be used wherever convenient, airtight, sanitary storage and delivery of products are critical. Its principal products include rigid blow-molded containers, flexible bag-in-box containers, pouch containers and customized filling systems. Liqui-Box operates nine production facilities in the United States, one in the United Kingdom and one in India. Liqui-Box is an Ohio corporation and was incorporated in January 1962. Liqui-Box's principal executive offices are located at 6950 Worthington-Galena Road, Worthington, Ohio 43085; the telephone number is (614) 888-9280.


     Enhance Packaging Technologies. Enhance Packaging Technologies, which includes Prepac of France, supplies films and filling systems to a wide range of customers, including dairies, drink beverage producers, food producers, film converters and industrial customers in 30 countries. Its brands include Enhance(R) flexible packaging systems, SclairFilm(R) polyethylene films, Dartek(R) nylon films and Vexar(R) netting. It is also the Canadian master distributor of Mylar(R) polyester films. Enhance Packaging Technologies is a Canadian corporation and a wholly owned subsidiary of DuPont Canada Inc. and was incorporated in 1999. Enhance Packaging Technologies' principal executive offices are located at 7070 Mississauga Road, Mississauga, Ontario L5N 5M8; the telephone number is (905) 821-3300.



     EPT Newco. EPT Newco is an Ohio corporation formed on March 22, 2002, as a wholly owned subsidiary of Enhance Packaging Technologies solely for the purpose of effecting the merger. EPT Newco has not engaged in any business activity other than in connection with the merger. EPT Newco's principal executive offices are located at 7070 Mississauga Road, Mississauga, Ontario L5N 5M8; the telephone number is (905) 821-3300.



     DuPont Canada. DuPont Canada is a diversified science company that manufactures synthetic fibers, polymer resins, packaging films, automotive finishes and industrial chemicals. It sells such products to approximately 3,000 customers in Canada, the United States and 40 other countries. E.I. du Pont de Nemours and Company (NYSE:DD) owns approximately 76% of DuPont Canada's shares and the remaining shares are traded on the Toronto Stock Exchange (DUP.A). DuPont Canada is a Canadian corporation and was incorporated in 1910. DuPont Canada's principal executive offices are located at 7070 Mississauga Road, Mississauga, Ontario L5N 5M8; the telephone number is (905) 821-3300.


EFFECT OF THE MERGER


     At the effective time of the merger, EPT Newco will be merged with and into Liqui-Box, which will be the surviving corporation in the merger and become a wholly owned subsidiary of Enhance Packaging Technologies and an indirect wholly owned subsidiary of DuPont Canada. Each common share of Liqui-Box outstanding immediately prior to the effective time (other than shares held by Liqui-Box or Enhance Packaging Technologies or any of their respective parent entities or subsidiaries or shares with respect to which dissenters' rights are perfected) will be automatically converted into the right to receive $67.00 in cash.


BACKGROUND OF THE MERGER

     In August 2001, on more than one occasion, Ash Sahi, vice president of DuPont Canada and president of Enhance Packaging Technologies, telephoned Samuel
N. Davis, Liqui-Box's vice chairman and secretary, requesting a meeting regarding a possible transaction involving Liqui-Box and DuPont Canada. During the last of Mr. Sahi's telephone requests, Mr. Samuel N. Davis agreed to meet with Mr. Sahi on August 22, 2001.

     On Wednesday, August 22, 2001, Stewart M. Graves, Liqui-Box's president and chief operating officer, and Mr. Samuel N. Davis met with Dave W. Colcleugh, chairman, president and chief executive officer of DuPont Canada, and Mr. Sahi in Worthington, Ohio. During this meeting, Messrs. Colcleugh and Sahi expressed DuPont Canada's interest in considering the acquisition of Liqui-Box. Messrs. Samuel N. Davis and Graves informed Messrs. Colcleugh and Sahi that Liqui-Box's board of directors was not then soliciting offers to purchase

Liqui-Box. Shortly after this meeting, Messrs. Samuel N. Davis and Graves discussed Dupont Canada's expression of interest with Mr. Samuel B. Davis, Liqui-Box's chairman, chief executive officer and treasurer, who confirmed that the board of directors was not then soliciting offers to purchase Liqui-Box.


     On Friday, November 2, 2001, Mr. Graves and Mr. Colcleugh had a telephone conversation during which Mr. Colcleugh reiterated DuPont Canada's interest in considering the acquisition of Liqui-Box. Mr. Graves again informed Mr. Colcleugh that Liqui-Box was not then interested in a business combination with DuPont Canada. Mr. Colcleugh then stated that DuPont Canada had reviewed its position and would like to meet again to discuss a potential transaction.


     On Tuesday, November 27, 2001, Messrs. Samuel B. Davis and Graves and Messrs. Colcleugh and Sahi met in Worthington, Ohio to discuss DuPont Canada's renewed interest in acquiring Liqui-Box. During this meeting, the parties agreed to continue their discussions subject to execution of a mutually acceptable confidentiality agreement by DuPont Canada. On Friday, November 30, 2001, DuPont Canada executed a confidentiality agreement provided by Liqui-Box.

     Upon execution of the confidentiality agreement, Mr. Sahi requested a meeting with Mr. Graves to discuss DuPont Canada's plans regarding due diligence. On Monday, December 10, 2001, Mr. Graves met with Messrs. Colcleugh and Sahi in Toronto to establish a plan and timetable for DuPont Canada's initial due diligence. Mr. Samuel B. Davis informed the members of the board of directors of the discussions with DuPont Canada through periodic e-mail correspondence but noted that the discussions were still at a very preliminary stage and that no board action was necessary unless and until the discussions progressed.


     These preliminary meetings and discussions were followed by DuPont Canada's delivery of a written, non-binding (with the exception of provisions relating to exclusivity) letter of intent to Liqui-Box and Mr. Samuel B. Davis on December 12, 2001. In the letter of intent, DuPont Canada expressed its interest in acquiring all of the outstanding common shares of Liqui-Box (including outstanding options to purchase common shares) for cash. DuPont Canada proposed that the total cash consideration would be based on an enterprise value for Liqui-Box in the range of $280,000,000 to $311,000,000. The letter of intent also included provisions, intended to be legally binding, prohibiting (i) Liqui-Box from soliciting any other acquisition proposals or continuing any existing discussions regarding acquisition proposals until an unspecified date in February 2002 and (ii) Mr. Samuel B. Davis from disposing of any of his common shares of Liqui-Box prior to an unspecified date in February 2002 (other than to DuPont Canada). On January 14, 2002, the parties executed the letter of intent which had been revised to change the date of expiration of the exclusivity period to March 15, 2002. The letter of intent did not address the amount of consideration that Messrs. Samuel B. Davis and Samuel N. Davis would receive for executing a shareholders agreement and noncompetition and nonsolicitation agreements. However, the amount discussed by Messrs. Sahi and Graves was in the range of $10,000,000 to $20,000,000. Again, Mr. Samuel B. Davis provided periodic e-mail and/or telephonic updates to members of the board of directors regarding the course of negotiations.



     On January 18, 2002, the board of directors of Liqui-Box held a special meeting to discuss the potential transaction with DuPont Canada. Mr. Samuel B. Davis reviewed with the directors the status of discussions with DuPont Canada. At the request of Mr. Samuel B. Davis, representatives of Vorys, Sater, Seymour and Pease LLP ("VSS&P"), Liqui-Box's outside legal counsel, reviewed with the directors their fiduciary duties under Ohio law in connection with the transaction, the potential structure for the transaction (either a tender offer or a one-step merger), the general process associated with the sale of a public company, the role of a financial advisor and fairness opinion in such a transaction and the other steps that the board of directors could consider to ensure the fairness of the transaction to the shareholders. At the request of Mr. Samuel B. Davis, representatives of McDonald Investments also gave a general presentation regarding their potential role as financial advisor to the board and/or a special committee of directors in connection with the transaction and described their credentials and experience in these kinds of transactions. Following these presentations, the directors engaged in extensive discussions regarding the potential transaction. At the conclusion of the meeting, the board established a special committee comprised entirely of non-management, independent directors (Charles R. Coate (chairman), Carl J. Aschinger, Jr., John Trostheim and Robert L. Zieg) to review the terms of a possible transaction with DuPont Canada on behalf of Liqui-Box and its shareholders and authorized the special committee to engage a financial advisor. The board and the special committee subsequently engaged McDonald Investments to act as their financial advisor on March 14, 2002, and the special committee subsequently engaged Bricker & Eckler LLP to act as its outside legal counsel on March 19, 2002.

     Shortly after execution of the letter of intent on January 14, 2002, Mr. Sahi requested that Mr. Graves and certain members of his management team make themselves available for management interviews in connection with DuPont Canada's due diligence. In response to this request, Robert G. Adamson, Liqui-Box's director of marketing and international sales, Robert A. Valentine, Liqui-Box's chief financial officer, and Mr. Graves made a presentation to, and answered questions from, DuPont Canada's management team and advisors on Sunday, January 20, 2002 in Toronto. Over the course of the following two weeks, DuPont Canada continued its due diligence, including visiting Liqui-Box's manufacturing facilities located in the United States with Mr. Graves, and during the week of January 28, 2002, reviewing documents provided by Liqui-Box in a data room assembled in Worthington, Ohio.


     On Friday, February 8, 2002, DuPont Canada's outside legal counsel, Ballard Spahr Andrews & Ingersoll, LLP ("Ballard Spahr"), delivered to VSS&P an initial draft of the merger agreement. On Thursday, February 28, 2002, Liqui-Box and DuPont Canada and their respective advisors met in Columbus, Ohio to discuss the general terms of the transaction and the initial draft of the merger agreement. Among other matters, the parties engaged in extensive discussions concerning the amount and application of the termination fee if Liqui-Box terminated the merger agreement in response to an acquisition proposal from a third party and the scope of (i) the proposed shareholders agreement pursuant to which Messrs. Samuel B. Davis and Samuel N. Davis would commit to vote their common shares in favor of the merger and sell their common shares to DuPont Canada and (ii) the proposed noncompetition and nonsolicitation agreements pursuant to which Messrs. Samuel B. Davis and Samuel N. Davis would agree not to compete with Liqui-Box after the merger. DuPont Canada did not, however, address the purchase price, other than to indicate that it still intended for the purchase price to be based on an enterprise value in the range of $280,000,000 to $311,000,000. At the conclusion of the meeting, DuPont Canada informed Liqui-Box that it intended to structure the transaction as a one-step merger as opposed to a tender offer followed by a second-step merger.



     On Thursday, March 7, 2002, Ballard Spahr delivered a revised draft of the merger agreement to VSS&P. The revised draft reflected DuPont Canada's decision to structure the transaction as a one-step merger and to have its wholly owned subsidiary, Enhance Packaging Technologies, be a party to the merger agreement (rather than DuPont Canada). On Wednesday and Thursday, March 13 and 14, 2002, Liqui-Box and DuPont Canada and their respective advisors again met in Columbus, Ohio to discuss the transaction and resolve the open issues in the merger agreement. At these meetings, the parties discussed the purchase price extensively and, subject to the approval of their respective boards, agreed in principle that the purchase price would be based on an enterprise value of $296,000,000 and that Messrs. Samuel B. Davis and Samuel N. Davis would collectively receive $10,000,000 in consideration of executing the noncompetition and nonsolicitation agreements. On Friday, March 15, 2002, the parties extended the exclusivity period set forth in the letter of intent, dated January 14, 2002, from March 15, 2002 to March 29, 2002.



     Following the meeting on March 14, 2002 and continuing through the execution of the merger agreement on March 25, 2002, Liqui-Box and DuPont Canada and their respective advisors negotiated the remaining open issues in the merger agreement, the shareholders agreement and the noncompetition and nonsolicitation agreements during a series of conference calls. From the time of its engagement through March 25, 2002, Bricker & Eckler also reviewed the merger agreement, the shareholders agreement and the noncompetition and nonsolicitation agreements on behalf of the special committee and participated in certain of the negotiations thereof. During a conference call on the evening of Friday, March 22, 2002, DuPont Canada formally proposed a purchase price of $66.20 per share and explained that this price was based on (i) an enterprise value of $296,000,000,
(ii) the amount of cash estimated to be in the business on the closing date and
(iii) the amount of the proceeds from the exercise or cancellation of all outstanding (vested and unvested) options to purchase common shares of Liqui-Box. In addition, Messrs. Samuel B. Davis and Samuel N. Davis would collectively receive $10,000,000 in consideration of executing the noncompetition and nonsolicitation agreements.

     On Saturday, March 23, 2002, Liqui-Box's board of directors and its special committee held a concurrent special meeting to consider the merger and the merger agreement and the transactions contemplated thereby. Before the full board, (i) VSS&P summarized the material terms of, and the resolution of key issues in, the merger agreement, the shareholders agreement and the noncompetition and nonsolicitation agreements and reviewed the directors' fiduciary duties; (ii) McDonald Investments reviewed the methodologies that it used to analyze the fairness of the merger and rendered its oral opinion (subsequently confirmed by delivery of a written opinion dated March 25, 2002) that the then proposed $66.20 per share cash consideration to be received by Liqui-Box's shareholders was fair from a financial point of view; and (iii) Mr. Samuel B. Davis discussed the terms of the merger and the merger agreement, trends in the flexible, plastic packaging industry and Liqui-Box's prospects. Mr. Samuel B. Davis, on behalf of himself and Mr. Samuel N. Davis, also indicated that in their judgment, the $10,000,000 agreed to by them in consideration of executing the noncompetition and nonsolicitation agreements was more than reasonable and that they would be willing to reduce that amount to $6,000,000 with the $4,000,000 difference being added to the per share consideration to be received by Liqui-Box's shareholders (thereby increasing the per share cash consideration from $66.20 to $67.00).


     After Mr. Samuel B. Davis' presentation, the full board meeting was temporarily adjourned, and the special committee, with the participation of Bricker & Eckler, continued its meeting to review and evaluate the merger. After extensive discussion concerning the terms of the merger and the merger agreement, including the interests of Messrs. Samuel B. Davis and Samuel N. Davis in the merger, and subject to the conditions discussed below, the special committee unanimously approved the merger and the merger agreement, determined that the merger and the merger agreement are advisable, fair to and in the best interests of Liqui-Box and its shareholders and recommended that the full board recommend to the shareholders that they adopt the merger agreement and approve the merger. The special committee's recommendation was subject, however, to (i) Messrs. Samuel B. Davis' and Samuel N. Davis' continued willingness and agreement to reduce the aggregate consideration that they would receive in consideration of executing the noncompetition and nonsolicitation agreements from $10,000,000 to $6,000,000 with the $4,000,000 difference being added to the per share cash consideration to be received by Liqui-Box's shareholders (thereby increasing the per share cash consideration from $66.20 to $67.00) and (ii) Liqui-Box's management striving to make certain minor changes to the merger agreement during the final negotiations prior to execution. See " -- Liqui-Box's Reasons for the Merger; Recommendation of the Special Committee and the Board of Directors."


     Thereafter, the full board reconvened, and the special committee delivered its recommendation to the full board. After further discussion and the continued willingness and agreement of Messrs. Samuel B. Davis and Samuel N. Davis to reduce the aggregate consideration that they would receive in consideration of executing the noncompetition and nonsolicitation agreements from $10,000,000 to $6,000,000 with the $4,000,000 difference being added to the per share cash consideration to be received by the shareholders (thereby increasing the per share cash consideration from $66.20 to $67.00), the full board unanimously, with the exception of Messrs. Samuel B. Davis and Samuel N. Davis who abstained from voting because of their financial interests in the merger and the transactions contemplated thereby, approved the merger, the merger agreement, the shareholders agreement and the noncompetition and nonsolicitation agreements and the transactions contemplated thereby, determined that the merger and the merger agreement are advisable, fair to and in the best interests of Liqui-Box and its shareholders and recommended that Liqui-Box's shareholders adopt the merger agreement and approve the merger. See " -- Liqui-Box's Reasons for the Merger; Recommendation of the Special Committee and the Board of Directors."



     On Monday, March 25, 2002, the board of directors of DuPont Canada approved the merger and the merger agreement (including the $67.00 per share price), and the parties negotiated the final open issues in the merger agreement, the shareholders agreement and the noncompetition and nonsolicitation agreements and then executed the agreements. In its written opinion dated March 25, 2002, McDonald Investments confirmed that the increased cash consideration of $67.00 per share to Liqui-Box's shareholders was fair from a financial point of view. On the morning of Tuesday, March 26, 2002, the parties issued a joint press release announcing the merger.

LIQUI-BOX'S REASONS FOR THE MERGER; RECOMMENDATION OF THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS

     In determining that the merger and the merger agreement are advisable, fair to and in the best interests of Liqui-Box and its shareholders, the special committee and the board of directors consulted with Liqui-Box's management, McDonald Investments, Liqui-Box's financial advisor, and their respective legal counsel, Bricker & Eckler for the special committee, and VSS&P for the board of directors, and considered numerous factors discussed below that supported their recommendations.

     Special Committee. In reaching its determination, the special committee considered the following factors that supported its recommendation:

     - the per share cash consideration of $67.00 to be paid in the merger represents a premium for Liqui-Box's common shares of approximately 36% over the per share closing price on March 22, 2002, the last trading day prior to the date of execution of the merger agreement, and approximately 39% over the closing price on February 22, 2002, a date approximately one month before the date of execution of the merger agreement;

     - historical market prices of Liqui-Box's common shares;


     - the opinion of McDonald Investments that as of March 25, 2002 and based upon and subject to certain assumptions, factors and limitations, the merger price of $67.00 per common share was fair from a financial point of view to the holders of Liqui-Box's common shares and the related analyses prepared by McDonald Investments. See " -- Opinion of Financial Advisor";


     - a review of Liqui-Box's business and earnings prospects, short-term and long-term product and business risks, management succession issues, the competitive business environment in which Liqui-Box operates and business trends in the flexible, plastic packaging industry;

     - a review of the prospects of continuing to operate as an independent company, including the anticipated short-term and long-term value to shareholders of remaining an independent company and the risks associated with remaining an independent company;

     - the benefits to Liqui-Box, over the long-term, from increased financial strength, the opportunity to benefit from costs savings and other benefits of size and operating efficiencies;

     - the payment of the merger consideration solely in cash, which provides certainty of value to Liqui-Box's shareholders;


     - the ability of Liqui-Box and Enhance Packaging Technologies to complete the merger, including the fact that the merger is not subject to a financing contingency on the part of Enhance Packaging Technologies and that DuPont Canada is guaranteeing the obligations of Enhance Packaging Technologies;



     - the terms of the merger agreement, including the right of Liqui-Box's board of directors to terminate the merger agreement in the exercise of its fiduciary duties in connection with receipt by Liqui-Box of an acquisition proposal deemed to be superior to that offered by Enhance Packaging Technologies. See "Terms of the Merger Agreement -- No Solicitation";


     - the special committee being comprised entirely of non-management, independent directors;


     - the requirement of the affirmative vote of the holders of a majority of the outstanding common shares of Liqui-Box to adopt the merger agreement and approve the merger;



     - the ability of Liqui-Box's shareholders who do not support the merger to obtain the "fair cash value" of their common shares if they properly exercise their dissenters' rights under Ohio law. See " -- Rights of Dissenting Shareholders";


     - DuPont Canada's and Enhance Packaging Technologies' stated intentions with respect to the Liqui-Box business, including their stated intentions regarding Liqui-Box's employees; and

     - the social and economic effects of the merger on the employees, customers and suppliers of Liqui-Box and on the communities where they operate, including the intention of Enhance Packaging Technologies to maintain operations in Worthington, Ohio following the merger.

     The special committee also considered a variety of risks and other possibly negative factors in its deliberations concerning the merger. In particular, the special committee considered:

     - that Liqui-Box will no longer exist as an independent company and its shareholders will forego the upside opportunity embedded in Liqui-Box's stand-alone business plan as well as possible growth and potential business combinations;


     - the interests of Liqui-Box's executive officers, including Samuel B. Davis and Samuel N. Davis, in the merger, the merger agreement and the transactions contemplated thereby; and



     - whether the terms of the merger agreement that prohibit Liqui-Box from soliciting other acquisition proposals and require Liqui-Box to pay a termination fee if it terminates the merger agreement based on another acquisition proposal will prevent others from proposing an alternative transaction that may be more advantageous to Liqui-Box's shareholders. See "Terms of the Merger Agreement -- No Solicitation" and "Terms of the Merger Agreement -- Termination Fees and Expenses."


     Board of Directors. In reaching its determination, Liqui-Box's board of directors considered and relied upon the factors considered by the special committee, the special committee's conclusions, recommendation and unanimous approval of the merger and the merger agreement and McDonald Investments' opinion that as of March 25, 2002 and subject to the considerations set forth in the written opinion, the $67.00 per share cash consideration to be received by Liqui-Box's shareholders was fair to Liqui-Box's shareholders from a financial point of view.

     The foregoing discussion describes the material factors considered by the special committee and the board of directors in their consideration of the merger. Because of the variety of factors considered, the special committee and the board did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching their determination. The determination to approve the merger and the merger agreement was made after consideration of all of the factors as a whole. In addition, individual members of the special committee and the board of directors may have given different weights to different factors.

OPINION OF FINANCIAL ADVISOR

     The special committee and the board of directors of Liqui-Box retained McDonald Investments to render an opinion as to the fairness from a financial point of view of the consideration to be received by Liqui-Box's shareholders in the merger. McDonald Investments was retained by Liqui-Box on the basis of, among other things, its experience and expertise in transactions of this nature and its familiarity with the packaging industry.

     As part of its investment banking business, McDonald Investments is customarily engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and estate planning purposes. On March 23, 2002, McDonald Investments delivered its oral opinion to Liqui-Box's special committee and board of directors, and on March 25, 2002, McDonald Investments delivered its written opinion to the effect that, as of such date, and based upon the assumptions and other matters set forth therein, the consideration to be received in the merger was fair, from a financial point of view, to Liqui-Box's shareholders. No restrictions were imposed by Liqui-Box upon McDonald Investments as to investigations made or procedures followed by McDonald Investments in rendering its fairness opinion.

     MCDONALD INVESTMENTS' OPINION IS DIRECTED TO LIQUI-BOX'S SPECIAL COMMITTEE AND BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, TO LIQUI-BOX'S SHAREHOLDERS, OF THE CONSIDERATION TO BE RECEIVED IN THE MERGER. MCDONALD INVESTMENTS' OPINION IS NOT A RECOMMENDATION TO ANY SHAREHOLDER TO VOTE SHARES IN FAVOR OF ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER, NOR DOES IT ADDRESS LIQUI-BOX'S UNDERLYING BUSINESS DECISION TO PURSUE THE MERGER.

     McDonald Investments has advised Liqui-Box's board of directors that it does not believe that any person (including any Liqui-Box shareholder) other than the directors has the legal right to rely on this opinion for any claim arising under state law and that, should any such claim be brought against McDonald Investments, this assertion will be raised as a defense. In the absence of governing authority, this assertion will be resolved by the final adjudication of such issue by a court of competent jurisdiction. Resolution of this matter under state law, however, will have no effect on the rights and responsibilities of McDonald Investments under the federal securities laws or on the rights and responsibilities of Liqui-Box's board of directors under applicable law.

     We urge you to read the full text of McDonald Investments' opinion, which is attached to this proxy statement as Appendix B, for assumptions made and matters considered in, and the limits of, McDonald Investments' review of the merger and related matters.

     Although McDonald Investments evaluated the financial terms of the merger, McDonald Investments did not recommend the price to be paid in the transaction. The consideration to be received by Liqui-Box's shareholders in the merger was determined by negotiations between Liqui-Box and Enhance Packaging Technologies. McDonald Investments did not participate in those negotiations. McDonald Investments was not authorized by Liqui-Box's management or board of directors to solicit, nor did it solicit, third party indications of interest for the acquisition of all or any part of Liqui-Box.

     In rendering its opinion, McDonald Investments, among other things, reviewed:

     - the merger agreement, including the schedules thereto;

     - the shareholders agreement among Enhance Packaging Technologies, EPT Newco, Samuel B. Davis and Samuel N. Davis entered into in connection with the merger;

     - the noncompetition and nonsolicitation agreement between Samuel B. Davis and Liqui-Box entered into in connection with the merger;

     - the noncompetition and nonsolicitation agreement between Samuel N. Davis and Liqui-Box entered into in connection with the merger;

     - publicly available information about Liqui-Box, including its Annual Reports on Form 10-K for each of the five years ended December 31, 2000, its Quarterly Report on Form 10-Q for the period ended September 30, 2001 and a draft of its Annual Report on Form 10-K for the year ended December 31, 2001;

     - certain internal information, primarily financial in nature and including projections, furnished to McDonald Investments by Liqui-Box's management for purposes of its analysis;

     - publicly available information about the trading of, and the trading market for, Liqui-Box's common shares;

     - publicly available information about some other companies that McDonald Investments thought were comparable to Liqui-Box and the trading markets for their securities; and

     - publicly available information concerning the nature and terms of some other transactions that McDonald Investments considered relevant.

     For purposes of its opinion, McDonald Investments assumed and relied upon the accuracy and completeness of all of the information provided to it or publicly available and relied upon the representations and warranties of the parties to the merger agreement. McDonald Investments was not engaged to, and did not independently attempt to, verify any of such information. McDonald Investments also relied upon Liqui-Box's management as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to it and assumed that those projections reflect management's best currently available estimates and judgments. McDonald Investments was not engaged to assess the reasonableness or achievability of those projections or the assumptions on which they were based and expressed no view as to these matters. McDonald Investments did not conduct an appraisal of any of Liqui-Box's assets, properties or facilities nor was it furnished with any such evaluation or appraisal. McDonald Investments also assumed that the conditions to the transaction as set forth in the merger agreement would be satisfied and that the sale of Liqui-Box would be completed on a timely basis in the manner contemplated by the merger agreement.

     The following discussion summarizes the financial analyses that McDonald Investments performed in order to render its opinion. McDonald Investments derived implied prices for Liqui-Box's common shares based upon its judgment about what these analyses suggested about Liqui-Box's value. In reading this summary, please note that McDonald Investments' opinion was based on its consideration of the collective results of all of these analyses, together with other factors referred to in its opinion letter. McDonald Investments did not give any individual analysis greater or lesser weight in rendering its opinion.

     Historical Stock Trading Analysis. McDonald Investments reviewed the trading history of Liqui-Box's common shares over the past five years. McDonald Investments calculated the average closing price, daily volume and high and low daily closing prices for the common shares for various periods within that five-year time frame, as indicated by the table below:


                                                                             DAILY CLOSING PRICE
                                         PERIOD     AVERAGE     AVERAGE      -------------------
PERIOD                                 START DATE    CLOSE    DAILY VOLUME     HIGH       LOW
------                                 ----------   -------   ------------   --------   --------
Latest Month.........................    2/26/02    $50.33       5,860        $52.95     $48.85
Last 3 Months........................   12/26/01    $47.00       4,508        $52.95     $41.25
Last 6 Months........................    9/26/01    $44.90       3,982        $52.95     $38.97
Last 12 Months.......................    3/26/01    $43.03       4,479        $52.95     $36.51
Last 2 Years.........................    3/27/00    $42.70       4,858        $53.00     $31.63
Last 5 Years.........................    3/25/97    $44.17       4,729        $57.00     $31.63


McDonald Investments noted that, based upon these share prices, the $67.00 per share consideration to be received by Liqui-Box's shareholders in the merger was greater than the highest closing price that Liqui-Box's common shares had achieved during the period under review.

     Comparable Public Company Analysis. McDonald Investments compared historical and projected operating and financial performance for Liqui-Box to corresponding publicly available information for seven publicly traded companies in the specialty plastic packaging industry. The companies used in McDonald Investments' comparable public company analysis were AptarGroup, Inc., Bemis Co., Ivex Packaging Corp., Pactiv Corp., Sealed Air Corp., Sonoco Products Co. and Winpak Ltd. McDonald Investments selected these companies because, based on publicly available data, it believed that they possessed general business, operating and financial characteristics representative of companies in the industry in which Liqui-Box operates. However, you should note that each of the comparable companies is distinguishable from Liqui-Box in certain respects.

     For each of the comparable companies, McDonald Investments examined certain publicly available financial data, including sales, earnings before interest, taxes, depreciation and amortization, or "EBITDA," earnings before interest and taxes, or "EBIT," net income for 2001 and projected net income for 2002. McDonald Investments also examined balance sheet items and the trading performance of the common stock of each of the comparable companies. McDonald Investments then calculated the ratio of each comparable company's "enterprise value" to that company's net sales, EBITDA and EBIT for the latest 12 months, as well as the ratio of each comparable company's "equity value" to its 2001 net income and projected 2002 net income. As used in McDonald Investments' analysis, the term "enterprise value" means the total market value of the common stock outstanding plus the principal amount of total debt, preferred stock and minority interests, less cash and investments. The term "equity value" means the total market value of each company's outstanding common stock.

     McDonald Investments then compared the median multiples of net sales, EBITDA, EBIT, 2001 net income and 2002 projected net income for the comparable companies to the multiples represented by the merger consideration. The following table illustrates that comparison.


                                                              COMPARABLE     PROPOSED
                                                                COMPANY      LIQUI-BOX
                                                                MEDIAN      TRANSACTION
                                                              -----------   -----------
Enterprise Value to 2001:
  Net Sales.................................................      1.5x          2.1x
  EBITDA....................................................      8.7x          9.5x
  EBIT......................................................     13.1x         13.1x
Equity Value to:
  Net Income -- 2001 (actual)...............................     18.9x         22.3x
  Net Income -- 2002 (est.).................................     17.1x         19.9x


     McDonald Investments noted that the implied multiples represented by the merger consideration exceeded the median multiples for the comparable companies in each of the categories under review, with the exception of enterprise value to EBIT, where the multiples were comparable. McDonald Investments also applied the median comparable company multiples to Liqui-Box's net sales, EBITDA and EBIT and to its 2001 net income and projected 2002 net income to calculate implied prices per share for Liqui-Box's common shares. This analysis suggested prices per share for Liqui-Box ranging from $47.18 to $65.59, as compared to the merger consideration of $67.00 per share.

     Comparable Transactions Analysis. McDonald Investments reviewed information on 18 acquisition transactions in the specialty plastic packaging industry to determine relevant valuation multiples for transactions that it deemed similar to the merger. McDonald Investments focused on specialty plastic packaging transactions that were announced within the past five years, had enterprise values exceeding $100,000,000, involved a United States company and were publicly disclosed.

     McDonald Investments determined the median multiples of enterprise value to net sales, EBITDA and EBIT represented by the purchase price paid in the comparable transactions and compared those to the multiples represented by the proposed merger. That comparison is illustrated below:


                                                              COMPARABLE     PROPOSED
                                                              TRANSACTION    LIQUI-BOX
                                                                MEDIAN      TRANSACTION
                                                              -----------   -----------
Enterprise Value to 2001:
  Net Sales.................................................      1.1x          2.1x
  EBITDA....................................................      7.7x          9.5x
  EBIT......................................................     11.6x         13.1x


     McDonald Investments noted that the implied multiples represented by the merger consideration exceeded the median multiples for the comparable companies in each of the categories under review. The median multiples paid in the comparable transactions suggested an equity value per share for Liqui-Box ranging from $36.69 per share to $59.14 per share, as compared to the merger consideration of $67.00 per share.

     Premiums Paid Analysis. McDonald Investments also analyzed the premiums paid in 60 acquisitions completed during the period from January 1, 2000 to March 22, 2002 in which cash was used as the form of consideration. McDonald Investments focused on publicly disclosed transactions with values between $100,000,000 and $1,000,000,000, and excluded transactions involving companies in the technology and software, retail and financial services industries. McDonald Investments then calculated the premiums to the market price of the common stock of the target companies involved in these transactions at various points prior to announcement and calculated a median premium for each of those dates. McDonald Investments then compared those median premiums to the premiums represented by the merger consideration. This comparison is illustrated by the table below:


                                                                  CASH
                                                              CONSIDERATION    PROPOSED
                                                              TRANSACTIONS     LIQUI-BOX
                                                                 MEDIAN       TRANSACTION
                                                              -------------   -----------
Stock Premiums:
  One day...................................................      28.5%          33.7%
  One week..................................................      37.3%          32.8%
  One month.................................................      44.4%          34.0%


     McDonald Investments noted that the premium represented by the merger consideration of $67.00 per share exceeded the median premium to the target corporation's market price one day prior to announcement, but was below the median premiums to the target corporation's market price one week and one month prior to announcement.

     Although the material aspects of McDonald Investments' analyses are described above, this summary does not purport to be a complete description of McDonald Investments' analyses. Preparing a fairness opinion is a complex process not necessarily susceptible to summary description. McDonald Investments believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all of those factors and analyses, could create a misleading view of the process underlying its analyses. McDonald Investments considered the results of all of these analyses in rendering its opinion. The analyses were prepared solely for the purpose of providing its opinion as to the fairness, from a financial point of view, of the consideration to be received in the merger by Liqui-Box's shareholders and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may actually be sold.

     None of the companies used in McDonald Investments' comparable company analysis is identical to Liqui-Box, and none of the comparable transactions is identical to the merger. That means that an analysis of comparable publicly traded companies and comparable acquisition transactions is not a mathematical exercise. Instead, that analysis involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies to and transactions to which Liqui-Box and the merger are compared. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses.

     As described above, McDonald Investments' opinion and presentation to Liqui-Box's special committee and board of directors was one of many factors considered by the special committee and the board of directors in making their determinations to approve the merger and the merger agreement.

     The term "fair from a financial point of view" is a standard phrase contained in investment banking fairness opinions and refers to the fact that McDonald Investments' opinion is addressed solely to the financial attributes of the consideration to be paid in connection with the merger.

     McDonald Investments is a full service securities firm and as such, in the ordinary course of its business may from time to time effect transactions for its own account or the account of customers, and hold long or short positions in the securities of, or in options on the securities of, Liqui-Box and affiliates of Dupont Canada.

     Liqui-Box has agreed to pay McDonald Investments a fee of $400,000 for its financial advisory services, $100,000 of which is contingent on closing. Liqui-Box has also agreed to reimburse McDonald Investments for its out-of-pocket expenses and has agreed to indemnify McDonald Investments under certain circumstances.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the board of directors, shareholders should be aware that certain executive officers and directors of Liqui-Box, including Samuel B. Davis and his son, Samuel N. Davis, will receive payments and other benefits in connection with the merger which result in their having interests in the merger that are different from, or in addition to, the interests of other shareholders. The special committee and the board of directors were aware of these interests and considered them, among other things, in approving the merger and the merger agreement.


     Interests of Samuel B. Davis and Samuel N. Davis. Collectively, Samuel B. Davis and Samuel N. Davis beneficially own 1,738,518 common shares of Liqui-Box, representing approximately 40.0% of the outstanding common shares. Specifically, Samuel B. Davis beneficially owns 1,654,733 common shares, and Samuel N. Davis beneficially owns 83,785 common shares, representing approximately 38.2% and 2.0%, respectively, of the outstanding common shares. See "Security Ownership of Certain Beneficial Owners and Management." Because of their significant ownership interests in Liqui-Box, Enhance Packaging Technologies required them to execute a shareholders agreement pursuant to which they each have agreed to vote in favor of adoption of the merger agreement and approval of the merger and have granted Enhance Packaging Technologies an option to purchase their common shares. See "Shareholders Agreement." Under the terms of the merger agreement and the shareholders agreement, neither Samuel B. Davis nor Samuel N. Davis will be entitled to receive a price per share for his common shares that exceeds the price being paid to the other shareholders of Liqui-Box. However, because of their significant ownership interests, they could be deemed to have interests in the merger that are different from, or in addition to, the interests of Liqui-Box's other shareholders.


     In connection with the merger, Samuel B. Davis and Samuel N. Davis have also entered into noncompetition and nonsolicitation agreements with Liqui-Box. Because of their many years of experience in the flexible, plastic packaging industry, Enhance Packaging Technologies required each of them to execute such an agreement in connection with the merger. Following the effective time of the merger, neither Samuel B. Davis nor Samuel N. Davis intends to serve in any capacity for the surviving corporation. Under the noncompetition and nonsolicitation agreements, Samuel B. Davis and Samuel N. Davis have agreed not to engage in any business that competes with Liqui-Box and not to solicit Liqui-Box's employees or customers for a period of five years following their cessation of employment with Liqui-Box and not to disclose to any third party any confidential business information that they acquired during their service at Liqui-Box. In consideration of executing such agreements, Liqui-Box has agreed to pay Samuel B. Davis and Samuel N. Davis $4,000,000 and $2,000,000, respectively, upon their cessation of employment.


     Samuel N. Davis and DuPont Canada have discussed the terms of a possible project-based consulting arrangement with Enhance Packaging Technologies to be effective after the effective time of the merger and after the termination of his employment. They have not executed any such consulting arrangement as of the date of this proxy statement, and execution of such a consulting arrangement is not a condition to the merger.


     Under the merger agreement, Samuel B. Davis has the right, but not the obligation, to purchase prior to the effective time of the merger certain property owned by Liqui-Box, including an executive retreat located in Powell, Ohio, a condominium located in Sanibel Island, Florida and an automobile that he currently uses. Pursuant to the merger agreement, if Samuel B. Davis exercises this right, he must purchase any such property at its fair market value as determined by an independent appraiser and pay the purchase price in cash at the time of sale.


     Cash-Out of Outstanding Stock Options. Liqui-Box has previously granted stock options to its employees, including its executive officers. Under the merger agreement, at the effective time of the merger, each outstanding option to purchase common shares of Liqui-Box (whether or not then exercisable) will be canceled, and the holder of the option will be entitled to receive a cash payment equal to the excess of $67.00 over the exercise price per common share subject to the option multiplied by the number of unexercised common shares subject to the option. Each payment will be made net of applicable withholding taxes. A total of approximately $29,968,677 will be paid to employees (including executive officers) of Liqui-Box in connection with the cancellation of their outstanding stock options (prior to reduction for any amounts required to be withheld for taxes). See "Terms of the Merger Agreement -- Stock Options."


     The following table sets forth the aggregate amount that each executive officer of Liqui-Box will be paid in connection with the cancellation of his outstanding stock options (whether or not exercisable) at the effective time of the merger. Liqui-Box does not anticipate granting any additional stock options to any executive officer or other employee prior to the effective time. None of Liqui-Box's non-management, outside directors holds any stock options.

                                                                          CASH PAYMENT FOR
NAME OF EXECUTIVE OFFICER                 TITLE/POSITION                   STOCK OPTIONS
-------------------------                 --------------                  ----------------

Samuel B. Davis........    Chairman, Chief Executive Officer and
                           Treasurer                                        $11,907,758
Samuel N. Davis........    Vice Chairman and Secretary                      $ 3,579,893
Stewart M. Graves......    President and Chief Operating Officer            $ 3,567,500

     Indemnification. The merger agreement requires the articles of incorporation of the surviving corporation to contain provisions no less favorable with respect to indemnification than those currently set forth in Liqui-Box's amended articles of incorporation. Enhance Packaging Technologies has also agreed that the surviving corporation will not amend, repeal or otherwise modify such provisions for a period of six years after the effective time of the merger in any manner that would affect adversely the rights thereunder of the directors or officers of Liqui-Box at or prior to the effective time with respect to any act or omission occurring on or prior to the effective time. The merger agreement further requires that for a period of six years after the effective time the surviving corporation will indemnify, advance expenses to and hold harmless each present and former director and officer of Liqui-Box, to the fullest extent permitted under applicable law, with respect to any act or omission in his capacity as a director or officer of Liqui-Box occurring on or prior to the effective time if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Liqui-Box, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Interests of Stewart M. Graves. Stewart M. Graves, Liqui-Box's president and chief operating officer, and DuPont Canada have discussed the terms of a possible employment agreement to be effective after the effective time of the merger. They have not executed such an employment agreement as of the date of this proxy statement, and execution of such an employment agreement is not a condition to completing the merger.

     Interests of Russell M. Gertmenian. Russell M. Gertmenian, a director of Liqui-Box, is a partner in VSS&P, which has served as Liqui-Box's outside legal counsel and has provided legal services to members of the Samuel B. Davis family, in connection with numerous matters, including the merger, for which the firm has received and expects to receive customary fees for the services performed.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material federal income tax consequences of the merger to Liqui-Box's shareholders. This summary is based on the Internal Revenue Code of 1986, as amended, existing and proposed regulations thereunder, Internal Revenue Service rulings and pronouncements, reports of congressional committees, judicial decisions and current administrative rulings and practice, all as in effect on the date of this proxy statement. Any change to the foregoing sources could be retroactive and, accordingly, the following statements and conclusions could be modified or altered. Liqui-Box has not requested a ruling from the Internal Revenue Service with respect to the matters discussed in this summary, and there is no assurance that the Internal Revenue Service will agree with the conclusions set forth in this summary. In addition, Liqui-Box has not requested or received a tax opinion with respect to the federal income tax consequences of the merger.

     This summary does not address all of the federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to certain types of shareholders (such as shareholders who hold their common shares as part of a hedging, straddle, conversion or other integrated transaction, corporations, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. It also does not address the federal income tax consequences to shareholders who acquired their common shares through the exercise of stock options or otherwise as compensation. Furthermore, this summary does not address any tax consequences under state, local or foreign laws.

     For federal income tax purposes, a shareholder who exchanges his or her common shares for cash pursuant to the merger or who receives cash in exchange for common shares pursuant to the exercise of dissenters' rights will be treated as having sold his or her common shares for cash in a taxable transaction. The shareholder will recognize gain or loss on the exchange in an amount equal to the difference between the cash received and the shareholder's adjusted tax basis in the common shares. The gain or loss will be a capital gain or loss if the shareholder held the common shares as a capital asset at the effective time of the merger, and may qualify as long-term capital gain or loss if the shareholder held the common shares for more than one year at the effective time of the merger. For certain non-corporate shareholders (including individuals), any long-term capital gain will be taxed at a maximum federal income tax rate of 20%. Short-term capital gain will be taxed as ordinary income. Ordinary income of individuals is currently taxed at a maximum federal income tax rate of 38.6%. For corporate shareholders, long-term capital gain will continue to be subject to ordinary income tax rates applicable to corporations.

     Shareholders generally will be required to provide the payment agent in the merger with their correct taxpayer identification numbers (certified under penalties of perjury) on the Substitute Form W-9 included as part of the letter of transmittal sent to shareholders pursuant to the merger. An individual's taxpayer identification number is his or her social security number. A shareholder who does not provide the payment agent with a correct taxpayer identification number may be subject to a $50 fine imposed by the Internal Revenue Service. In addition, payments made to a shareholder may be subject to backup withholding if: (i) a shareholder fails to furnish a taxpayer identification number, (ii) a shareholder furnishes an incorrect taxpayer identification number, (iii) Liqui-Box, Enhance Packaging Technologies or the payment agent is notified by the Internal Revenue Service that the shareholder failed to report interest or (iv) under certain circumstances, a shareholder fails to provide a certified statement, signed under penalty of perjury, that the taxpayer identification number provided is the correct number and that the shareholder is not subject to backup withholding.

     If backup withholding applies, the payment agent will withhold 30% of any payment made to the shareholder. Backup withholding is not an additional tax but is credited against the federal income tax liability of the taxpayer subject to the withholding. If backup withholding results in an overpayment of a taxpayer's federal income taxes, that taxpayer may obtain a refund from the Internal Revenue Service.

     Generally, a shareholder may avoid backup withholding by completing the Substitute Form W-9 included as part of the letter of transmittal and certifying that the taxpayer identification number included therein is correct and that the shareholder is not subject to backup withholding.

     Shareholders are urged to consult their tax advisors as to the particular tax consequences to them of participating in the merger, including the applicability of any state, local or foreign tax laws, changes in applicable tax laws and any pending or proposed legislation.

ACCOUNTING TREATMENT

     The merger will be accounted for by Enhance Packaging Technologies following the "purchase" method of accounting in accordance with generally accepted accounting principles.

EXISTING RELATIONSHIPS WITH ENHANCE PACKAGING TECHNOLOGIES

     Liqui-Box has never conducted business with, nor has it had any business relationship with, Enhance Packaging Technologies prior to the transactions described in the merger agreement. As of the date of this proxy statement, neither Enhance Packaging Technologies nor any of its affiliates owns any common shares of Liqui-Box.

RIGHTS OF DISSENTING SHAREHOLDERS

     The following summary is a description of the steps you must take if you desire to perfect dissenters' rights with respect to the merger. The summary is not intended to be complete and is qualified in its entirety by reference to
Section 1701.85 of the Ohio Revised Code, a copy of which is attached as Appendix C to this proxy statement. We recommend that you consult with your own counsel if you have questions with respect to your rights under Section 1701.85.

     "Dissenters' rights" is your right to dissent from the merger and to have the "fair cash value" of your common shares determined by a court and paid in cash. The "fair cash value" of a common share is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay. The "fair cash value" is determined as of the day prior to the day on which the vote of the shareholders to adopt the merger agreement and approve the merger is taken. When determining the "fair cash value," any appreciation or depreciation in market value resulting from the proposed merger is excluded. In no event can the "fair cash value" of a common share exceed the amount specified in the demand of the particular shareholder discussed below.


     To perfect your dissenters' rights, you must satisfy each of the following conditions:


     - you must be the record holder of the dissenting shares at the close of business on April 19, 2002. If you have a beneficial interest in common shares held of record in the name of any other person for which you desire to perfect dissenters' rights, you must cause the shareholder of record to timely and properly act to perfect such rights;


     - you must not vote in favor of adoption of the merger agreement and approval of the merger. You waive your dissenters' rights if you vote for adoption of the merger agreement and approval of the merger;

     - on or before the tenth day following the shareholders' vote adopting the merger agreement and approving the merger, you must serve a written demand on Liqui-Box for the "fair cash value" of the dissenting shares. The written demand must specify your name and address, the number of common shares as to which relief is sought and the amount that you claim as the "fair cash value" of the common shares for which you are exercising dissenters' rights;


     - if requested by Liqui-Box, you must submit to Liqui-Box your certificates for the dissenting shares within 15 days after receipt of Liqui-Box's request. Liqui-Box will then endorse the certificates with a legend that demand for the "fair cash value" has been made; and


     - if you and Liqui-Box cannot agree on the "fair cash value" of your dissenting shares, either you or Liqui-Box must, within three months after service of your written demand, file or join in a petition in the Court of Common Pleas of Franklin County, Ohio, for a determination of the "fair cash value" of the dissenting shares.

     If you dissent from the merger, your right to be paid the "fair cash value" of your common shares will terminate if:

     - for any reason, the merger is not completed;

     - you fail to serve a timely and appropriate written demand upon Liqui-Box;

     - you do not, upon request of Liqui-Box, make timely and appropriate surrender of the certificates evidencing your dissenting shares for endorsement of a legend that demand for the "fair cash value" of such common shares has been made;

     - you withdraw your demand with the consent of the board of directors of Liqui-Box;

     - you and Liqui-Box have not agreed upon the "fair cash value" of your dissenting shares and you have not timely filed or joined in an appropriate petition in the Court of Common Pleas of Franklin County, Ohio; or

     - you otherwise fail to comply with the requirements of Section 1701.85 of the Ohio Revised Code.

                         TERMS OF THE MERGER AGREEMENT

     The following description of the merger agreement describes the material provisions of the merger agreement and may not contain all of the information that is important to you. The full text of the merger agreement is attached as Appendix A to this proxy statement and is incorporated in this proxy statement by reference. We urge you to read the merger agreement in its entirety because it is the legal document that governs the merger.

EFFECTIVE TIME OF THE MERGER

     The closing of the merger will take place on the second business day following the date when the last of the conditions to the merger set forth in the merger agreement is satisfied or waived, or at any other time and date that Liqui-Box and Enhance Packaging Technologies agree upon in writing. On the closing date of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Ohio. At that time, or at any later time set forth in the certificate of merger, the merger will become effective. At the effective time, EPT Newco will be merged with and into Liqui-Box, the separate corporate existence of EPT Newco will cease and Liqui-Box will continue as the surviving corporation and a wholly owned subsidiary of Enhance Packaging Technologies.

MANNER AND BASIS OF CONVERTING COMMON SHARES

     At the effective time of the merger, by virtue of the merger and without any action on the part of any Liqui-Box shareholder, Liqui-Box, Enhance Packaging Technologies or EPT Newco:

     - each issued and outstanding common share of Liqui-Box (other than any common shares owned by Liqui-Box or Enhance Packaging Technologies or any of their respective parent entities or subsidiaries and common shares held by shareholders who have properly exercised dissenters' rights under Ohio law) will be converted into the right to receive $67.00 in cash;

     - all common shares of Liqui-Box will no longer be outstanding, will be canceled and retired and will cease to exist;

     - any common shares of Liqui-Box held by Liqui-Box, as treasury shares, or Enhance Packaging Technologies or any of their respective parent entities or subsidiaries will be canceled and retired without payment of any consideration and will cease to exist; and

     - each issued and outstanding common share of EPT Newco will be converted into and become one common share of the surviving corporation.

     Common shares held by a shareholder who has not voted in favor of adoption of the merger agreement and approval of the merger and who has exercised dissenters' rights in accordance with Ohio law will not be converted into the right to receive the $67.00 per share merger consideration, unless such shareholder fails to perfect or withdraws or otherwise loses his or her dissenters' rights. If, after the effective time, such shareholder fails to perfect or withdraws or otherwise loses his or her dissenters' rights, such common shares will be treated as if they had been converted as of the effective time into the right to receive the $67.00 per share merger consideration. See "The Merger -- Rights of Dissenting Shareholders."

     Prior to the effective time of the merger, Enhance Packaging Technologies or EPT Newco will designate a bank or trust company to serve as the payment agent for Liqui-Box's shareholders in connection with the merger. Immediately prior to the effective time, EPT Newco will deposit with the payment agent sufficient funds to pay the merger consideration to Liqui-Box's shareholders.

     Promptly after the effective time of the merger, the payment agent will mail to each holder of record of Liqui-Box's common shares (other than dissenting shareholders) (i) a form of letter of transmittal and (ii) instructions for use in effecting the surrender of common share certificates in exchange for payment of the merger consideration. Upon surrender of a common share certificate for cancellation to the payment agent, together with a duly executed letter of transmittal and any other documents the payment agent requires, the payment agent will pay the holder of such common share certificate the $67.00 per share merger consideration, less any applicable withholding taxes, and the surrendered common share certificate will be canceled. No interest will be paid or accrued on the merger consideration payable upon the surrender of a common share certificate. In order for a person other than the registered holder of the surrendered common share certificate to receive the payment, the surrendered common share certificate must be properly endorsed or otherwise be in proper form for transfer. In addition, the person requesting payment must either pay any transfer or other taxes required by reason of the payment being made to a person other than the registered holder or establish to the satisfaction of the payment agent that such tax has been paid or is not applicable.

     All cash paid upon surrender of certificates formerly representing common shares of Liqui-Box in accordance with the merger agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the common shares so surrendered. Following the effective time of the merger, no transfer of any common shares of Liqui-Box will be made on the transfer books of the surviving corporation.

     All funds that the payment agent holds for payment that remain undistributed to Liqui-Box's shareholders six months after the effective time of the merger will be delivered to the surviving corporation. Any holders of unsurrendered common share certificates may then look only to the surviving corporation for payment of the merger consideration to which they are entitled. None of Enhance Packaging Technologies, EPT Newco, Liqui-Box or the payment agent will be liable to any person in respect of merger consideration delivered to a public official under any applicable abandoned property, escheat or similar law. All funds deposited with the payment agent will be invested by the payment agent in accordance with Enhance Packaging Technologies' or EPT Newco's instructions and all earnings on the funds will inure to the benefit of the surviving corporation.

     If your Liqui-Box common share certificate has been lost, stolen or destroyed, you will be entitled to payment only upon signing an affidavit to that effect, and if required by the surviving corporation, granting an indemnity reasonably satisfactory to the surviving corporation against claims by any other party related to your Liqui-Box common share certificate.

STOCK OPTIONS

     At the effective time of the merger, each outstanding option to purchase common shares of Liqui-Box, whether or not then exercisable, will be canceled, and the holder of the option will be entitled to receive a cash payment equal to the excess of $67.00 over the exercise price per common share subject to the option multiplied by the number of unexercised common shares subject to the option. Enhance Packaging Technologies will cause the surviving corporation to make the cash payment upon surrender of the stock option and any other documents reasonably requested to the surviving corporation. This payment will be made net of applicable withholding taxes and will be paid without interest. The merger agreement requires Liqui-Box to take all actions necessary to implement the cash-out of the stock options, terminate, as of the effective time, each of Liqui-Box's stock option plans, delete any provision in any Liqui-Box employee benefit plan providing for the issuance, transfer or grant of any capital stock of Liqui-Box and ensure that, following the effective time, no holder of a Liqui-Box stock option or participant in a Liqui-Box stock option plan or employee benefit plan has any right to acquire capital stock of Liqui-Box. See "The Merger -- Interests of Certain Persons in the Merger."

OTHER EMPLOYEE BENEFIT PLANS AND RELATED MATTERS

     Under the merger agreement, Liqui-Box will, immediately prior to the closing of the merger, take action to either amend, terminate, merge, consolidate or transfer the assets of the 401(k) Plan and the ESOP if required by Enhance Packaging Technologies. In addition, Liqui-Box will amend the ESOP to provide that benefits will be distributed solely in cash as of the effective time of the merger. For a period of one year following the merger, Enhance Packaging Technologies will provide, or cause the surviving corporation to provide, to persons who are employed by Liqui-Box at the time of the merger employee benefit plans and arrangements which are substantially similar in the aggregate to those provided to Liqui-Box's employees immediately prior to the merger. These employee benefits may be provided by Enhance Packaging Technologies (i) by continuing Liqui-Box's current employee benefit plans; (ii) by allowing Liqui-Box's employees to participate in plans sponsored or maintained by Enhance Packaging Technologies or its affiliates; (iii) by establishing new plans; or (iv) through some combination of (i), (ii) and (iii). To the extent that Liqui-Box's employees participate in any employee benefit plans sponsored, maintained or established by Enhance Packaging Technologies or its affiliates after the merger, Enhance Packaging Technologies will give such employees full credit, for eligibility and vesting purposes, for all service credit that they had with Liqui-Box and its affiliates prior to the merger in a comparable plan.

REPRESENTATIONS AND WARRANTIES

     The merger agreement contains representations and warranties made by Liqui-Box, including representations and warranties relating to:

     - the organization, standing and qualification of Liqui-Box and its subsidiaries and similar corporate matters;

     - Liqui-Box's capital structure;

     - the authorization, execution, delivery, performance and enforceability of the merger agreement;

     - the special committee's and the board of directors' approval of the merger agreement, the shareholders agreement and the merger;

     - the regulatory and statutory approvals required to be obtained by Liqui-Box in connection with the merger;

     - the absence of any material violation or breach of, or default under, the articles of incorporation and code of regulations (or similar documents) of Liqui-Box and its subsidiaries, applicable laws and contracts binding upon Liqui-Box, in connection with the merger and otherwise;

     - the absence of any liability for brokerage fees, commissions or finders' fees in connection with the merger, other than fees incurred in connection with the special committee's engagement of McDonald Investments;

     - the receipt of McDonald Investments' opinion as to the fairness from a financial point of view of the merger consideration;

     - this proxy statement's compliance as to form in all material respects with the Securities Exchange Act of 1934, as amended, and the accuracy of the information supplied by Liqui-Box for use in this proxy statement;

     - the shareholder vote required to adopt the merger agreement and approve the merger;

     - the inapplicability of any Ohio antitakeover statutes;

     - the absence of material adverse changes or events since December 30, 2000;

     - the compliance and accuracy of Liqui-Box's reports filed with the Securities and Exchange Commission and the financial statements included therein;

     - the absence of any material litigation or undisclosed liabilities;

     - information concerning material contracts binding upon Liqui-Box and its subsidiaries;

     - the taxes of Liqui-Box and its subsidiaries;

     - the employee benefit plans of Liqui-Box and its subsidiaries, their compliance with applicable laws, including certain provisions of the Employee Retirement Income Security Act of 1974, and similar matters;

     - labor and employment matters;

     - environmental matters;

     - the intellectual property rights of Liqui-Box and its subsidiaries;

     - regulatory matters, including Liqui-Box's compliance with the applicable requirements of the Food and Drug Administration and other governmental entities;

     - real and personal property owned and leased by Liqui-Box;

     - Liqui-Box's possession of all material licenses, permits, registrations, approvals and other governmental authorizations required to conduct its business;

     - the absence of any use of corporate funds for unlawful contributions;

     - the status of certain employment and non-compete agreements with employees; and

     - the accuracy of the information relating to Liqui-Box set forth in the merger agreement and provided to Enhance Packaging Technologies and EPT Newco in connection with the merger.

     The merger agreement also contains representations and warranties made by Enhance Packaging Technologies and EPT Newco, including representations and warranties relating to:

     - the organization of Enhance Packaging Technologies and EPT Newco and similar corporate matters;

     - the authorization, execution, delivery, performance and enforceability of the merger agreement;

     - the regulatory and statutory approvals required to be obtained by Enhance Packaging Technologies or EPT Newco in connection with the merger;

     - the absence of any material violation or breach of, or default under, Enhance Packaging Technologies' or EPT Newco's certificate of incorporation or bylaws (or similar documents) and applicable laws or changes in contracts binding upon Enhance Packaging Technologies or EPT Newco, in connection with the merger;

     - the absence of any liability for brokerage fees, commissions or finders' fees in connection with the merger, other than fees incurred in connection with DuPont Canada's engagement of Lehman Brothers Inc. and CCFL Advisory Services Inc.; and

     - the financing of the merger.

COVENANTS RELATING TO CONDUCT OF BUSINESS PRIOR TO THE MERGER

     Liqui-Box has agreed that during the period after the date of the merger agreement until the effective time of the merger, Liqui-Box and its subsidiaries will conduct their respective businesses in the ordinary and usual course, use commercially reasonable efforts to preserve their respective business organizations substantially intact and substantially maintain their existing relations and goodwill with customers, suppliers, distributors, creditors, lessors, employees and business associates. Liqui-Box has also agreed that during the period after the date of the merger agreement until the effective time of the merger, Liqui-Box will not, without Enhance Packaging Technologies' prior written consent:

     - issue, sell, pledge, dispose of or encumber any shares of capital stock of its subsidiaries;

     - amend its articles of incorporation or code of regulations;

     - split, combine or otherwise reclassify its outstanding shares of capital stock;

     - declare, set aside or pay any dividend payable in cash, stock or property in respect of any capital stock; or

     - repurchase, redeem or otherwise acquire any shares of its capital stock, other than as provided in the merger agreement.

     In addition, Liqui-Box has agreed that, during the period after the date of the merger agreement until the effective time of the merger, neither Liqui-Box nor any of its subsidiaries will take any of the following actions without Enhance Packaging Technologies' prior written consent:

     - issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock, voting debt or any other property or assets;

     - transfer, lease, license, guarantee, sell, mortgage, pledge, dispose of or encumber any of its properties or assets or incur or modify any material indebtedness or other liability;

     - make any commitments for, make or authorize any capital expenditures involving amounts in excess of $100,000 in the aggregate or, by any means, make any commitments for, make or authorize any acquisition of, or investment in, assets or stock of any other person;

     - hire any new management employees;

     - enter into any new agreements or commitments for any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or employees;

     - enter into or guarantee any loans to employees;

     - terminate, establish, adopt, enter into, make any new grants or awards under, amend or otherwise modify, any employee benefit plan or increase or accelerate the salary, wage, bonus or other compensation of any employees, officers or directors (except for increases made in the ordinary course of business consistent with past practice) or pay or agree to pay any pension, retirement allowance or other employee benefit not required by any existing employee benefit plan;

     - settle or compromise any claims or litigation or modify, amend or terminate any material contract or waive, release or assign any rights or claims;

     - make any material tax election or permit any insurance policy naming it as a beneficiary or loss-payable payee to be canceled or terminated, except in the ordinary course of business;

     - change any of the accounting practices or principles used by it, except as may be required as a result of a change in law or generally accepted accounting principles;

     - adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

     - offer to, or enter into an agreement to, do any of the foregoing; and

     - take any action that would, or that could reasonably be expected to, result in any of the representations or warranties of Liqui-Box in the merger agreement becoming untrue.

NO SOLICITATION

     Liqui-Box has agreed to, and to cause its affiliates and the officers, directors, employees, representatives and agents of Liqui-Box and its subsidiaries to, cease and terminate any existing activities, discussions or negotiations, if any, with any party with respect to an acquisition transaction (as defined below). Liqui-Box has also agreed not to, and to not permit any of its affiliates and any of the officers, directors, employees, representatives and agents of Liqui-Box and its subsidiaries to, directly or indirectly, encourage, solicit, initiate or participate in discussions or negotiations with, or provide any nonpublic information to, any person with respect to an acquisition proposal (as defined below) or otherwise facilitate any acquisition proposal.

     Liqui-Box may, however:

     - furnish information and access to, and participate in discussions and negotiations with, any person who has made a bona fide, written and unsolicited acquisition proposal after the date of the merger agreement (provided any information furnished, discussions and negotiations are subject to a confidentiality agreement that contains terms no less restrictive than the terms of the confidentiality agreement between Liqui-Box and Enhance Packaging Technologies), and

     - enter into a binding written agreement concerning a superior proposal (as defined below),

in each case, only if Liqui-Box has notified Enhance Packaging Technologies within 24 hours that Liqui-Box has received an acquisition proposal, including the identity of the person making, and the material terms of, the acquisition proposal, and provided Enhance Packaging Technologies with five days advance notice of its intention to provide any information to, or enter into an agreement with, any person making an acquisition proposal.

     Nothing in the merger agreement limits the board of directors from complying with Section 14e-2 or Schedule 14D-9 of the Securities Exchange Act of 1934, as amended.

     The merger agreement defines the term "acquisition transaction" to mean any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, Liqui-Box or any of its subsidiaries (by direct purchase from Liqui-Box, tender or exchange offer or otherwise) or any business combination, merger or similar transaction (including an exchange of stock or assets) with or involving Liqui-Box or any of its subsidiaries.

     The merger agreement defines the term "acquisition proposal" to mean any inquiry or the making of any offer or proposal (including any offer or proposal to Liqui-Box's shareholders) concerning an acquisition transaction.

     The merger agreement defines the term "superior proposal" to mean any acquisition proposal that the board of directors determines in good faith, after consultation with Liqui-Box's outside legal counsel and financial advisors, is reasonably likely to be consummated (if accepted), taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal, and would, if consummated, result in a transaction more favorable to Liqui-Box's shareholders than the merger with Enhance Packaging Technologies.

ADDITIONAL AGREEMENTS IN THE MERGER AGREEMENT

     The merger agreement provides for the following additional agreements:

     - Liqui-Box will call and hold the special meeting and recommend to its shareholders the adoption of the merger agreement and approval of the merger;

     - Liqui-Box will prepare and file this proxy statement and have it cleared by the Securities and Exchange Commission;


     - Liqui-Box and Enhance Packaging Technologies will cooperate with each other and use commercially reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable to complete the merger, including commercially reasonable efforts to accomplish the following:


       - preparation and filing of all necessary applications, notices, petitions, filings and other documents, including those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and applicable federal and state securities laws,

       - obtaining all permits, consents, approvals and authorizations necessary or advisable,

       - contesting and resisting any action that is in effect and that restricts or prohibits the completion of the merger, and

       - taking all actions necessary to avoid or eliminate impediments under any antitrust law that may be asserted by any governmental entity or other party;

     - Liqui-Box and Enhance Packaging Technologies will each furnish to the other all information reasonably necessary or advisable in connection with the merger and consult with each other regarding information relating to the other party that is included in any filing with a governmental entity or third party;

     - Liqui-Box and Enhance Packaging Technologies will keep each other apprised of matters relating to the completion of the merger;

     - Liqui-Box will give Enhance Packaging Technologies prompt notice of any change that has resulted or is reasonably likely to result in a change in any representation or warranty of Liqui-Box in the merger agreement or have a material adverse effect on Liqui-Box;

     - Enhance Packaging Technologies will give Liqui-Box prompt notice of any event, fact, circumstance or occurrence that is reasonably likely to have an adverse effect on the ability of Enhance Packaging Technologies or EPT Newco to complete the merger or comply with their respective obligations under the merger agreement;

     - Liqui-Box will provide Enhance Packaging Technologies access to certain information concerning Liqui-Box and its subsidiaries until the earlier of the effective time of the merger or the termination of the merger agreement;

     - the surviving corporation will use commercially reasonable efforts to cause Liqui-Box's common shares to be delisted from The Nasdaq National Market and de-registered under the Securities Exchange Act of 1934, as amended;

     - Liqui-Box will consult with, and obtain the approval of, Enhance Packaging Technologies prior to issuing any public statement or making any filing with a governmental entity concerning the merger;

     - Liqui-Box will obtain releases of any guarantees by Liqui-Box of loans to its employees;

     - Liqui-Box will execute and record the documents necessary to establish title to Liqui-Box's real property located in Worthington, Ohio and Ashland, Ohio in the name of Liqui-Box;

     - all costs and expenses incurred in connection with the merger will be paid by the party incurring such cost or expense; and

     - if any antitakeover statute becomes applicable to the merger, Liqui-Box and Enhance Packaging Technologies and their respective boards of directors will grant such approvals and take such other lawful actions as are necessary to complete the merger and otherwise act to eliminate or minimize the effect of such antitakeover statute.

CONDITIONS TO THE MERGER

     The obligations of Liqui-Box, Enhance Packaging Technologies and EPT Newco to complete the merger are subject to the satisfaction or waiver of the following conditions:

     - the holders of a majority of the outstanding common shares of Liqui-Box entitled to vote at the special meeting have adopted the merger agreement and approved the merger;

     - any applicable waiting period under the HSR Act has expired or been terminated; and

     - no court or other governmental entity has enacted, issued, enforced or entered any law or order that restrains, enjoins or otherwise prohibits consummation of the merger.

     The obligation of Enhance Packaging Technologies and EPT Newco to complete the merger is subject to the satisfaction or waiver of the following additional conditions:

     - each representation and warranty made by Liqui-Box in the merger agreement is true and correct at and as of the closing date of the merger, except to the extent that any failure to be true and correct has not had, and would not be reasonably likely to have, a material adverse effect on Liqui-Box;

     - Liqui-Box has performed and complied with, in all material respects, all of the covenants required to be performed or complied with by it through the closing date of the merger; and

     - the holders of not more than 10% of the outstanding common shares of Liqui-Box have properly exercised their dissenters' rights.

     The obligation of Liqui-Box to complete the merger is subject to the following additional condition:

     - each representation and warranty made by Enhance Packaging Technologies and EPT Newco in the merger agreement is true and correct at and as of the closing date of the merger.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger:

     - by the mutual written consent of Liqui-Box, Enhance Packaging Technologies and EPT Newco;

     - by either Liqui-Box or Enhance Packaging Technologies if:

       - the merger has not been consummated by August 30, 2002 or, if a governmental entity requests additional information, the 30th day following the date when such governmental entity has deemed Liqui-Box or Enhance Packaging Technologies to be in substantial compliance with the request for additional information but in no event later than September 30, 2002 (the "Termination Date") (provided that the right to terminate will not be available to any party that has breached in any material respect its obligations under the merger agreement in any manner that has been the proximate cause of, or resulted in, the failure to consummate the merger by the Termination Date),

       - the holders of a majority of the outstanding common shares of Liqui-Box entitled to vote at the special meeting do not adopt the merger agreement and approve the merger at the special meeting, or

       - any order permanently restraining, enjoining or otherwise prohibiting the merger has become final and non-appealable;

     - by Liqui-Box if:

       - the board of directors authorizes Liqui-Box to enter into a binding agreement concerning a superior proposal, Liqui-Box notifies Enhance Packaging Technologies in writing that it intends to enter into such an agreement and Enhance Packaging Technologies does not make, within five business days of receipt of Liqui-Box's notice, a written offer that is deemed by the special committee, in consultation with outside legal counsel and financial advisors, to be at least as favorable to Liqui-Box's shareholders as the superior proposal, or

       - Enhance Packaging Technologies or EPT Newco has breached any of their representations or warranties in the merger agreement in any material respect or failed to perform any of their obligations, agreements or covenants in the merger agreement in any material respect and such failure to perform is not cured within five business days of receipt of notice; and

     - by Enhance Packaging Technologies if:

       - Liqui-Box's board of directors fails to recommend or withdraws or adversely modifies its approval or recommendation of the merger agreement or fails to reconfirm its recommendation of the merger agreement within two business days after Enhance Packaging Technologies' written request, or

       - Liqui-Box has breached any of its representations or warranties in the merger agreement (except to the extent that such breach has not had, and is not reasonably likely to have, a material adverse effect on Liqui-Box) or failed to perform its obligations, agreements or covenants in the merger agreement in any material respect and such failure to perform is not cured within five business days of receipt of notice.

     If the merger agreement is terminated by either Liqui-Box or Enhance Packaging Technologies, the merger agreement will become void and of no effect with no liability on any party to the merger agreement, except that certain provisions (such as confidentiality, payment of brokers' fees and applicable termination fees and expenses and the enforcement of remedies) will continue to apply following such termination, and that no such termination will relieve any party from liability for any willful breach thereof.

TERMINATION FEES AND EXPENSES

     Liqui-Box will be required to pay Enhance Packaging Technologies a termination fee of $12,000,000, plus all actual, documented out-of-pocket costs, charges and expenses incurred by Enhance Packaging Technologies in connection with the merger, if any person has made an acquisition proposal or announced an intention to make an acquisition proposal and the merger agreement is terminated:

     - by Liqui-Box because Liqui-Box's board of directors has determined that the acquisition proposal constitutes a superior proposal and has authorized Liqui-Box to enter into a binding agreement concerning the superior proposal, Enhance Packaging Technologies has not made, within five business days of receipt of Liqui-Box's notice that it intends to enter into a binding agreement concerning the superior proposal, a written offer that is deemed by the special committee, in consultation with outside legal counsel and financial advisors, to be at least as favorable to Liqui-Box's shareholders as the superior proposal and all other conditions to Liqui-Box's right to terminate have been satisfied;

     - by Enhance Packaging Technologies because Liqui-Box's board of directors has failed to recommend or has withdrawn or adversely modified its approval or recommendation of the merger agreement or failed to reconfirm its recommendation of the merger agreement within two business days of Enhance Packaging Technologies' written request; or

     - by either party because the merger has not been consummated by the Termination Date.

SELECTED POST-MERGER MATTERS

     After the effective time of the merger:

     - EPT Newco will cease to exist as a corporation, and Liqui-Box, as the surviving corporation, will succeed to all of the assets, rights and obligations of EPT Newco;

     - the articles of incorporation of EPT Newco in effect immediately prior to the effective time, as amended to change the corporate name to "Liqui-Box Corporation," will be the articles of incorporation of Liqui-Box, as the surviving corporation, until duly amended;

     - the code of regulations of EPT Newco in effect immediately prior to the effective time will be the code of regulations of Liqui-Box, as the surviving corporation, until duly amended; and

     - the individuals who are the directors and the officers of EPT Newco immediately prior to the effective time will be the directors and the officers of Liqui-Box, as the surviving corporation, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

AMENDMENT OF MERGER AGREEMENT

     Subject to applicable law, the merger agreement may be modified or amended only by written agreement executed and delivered by duly authorized officers of each of Liqui-Box, Enhance Packaging Technologies and EPT Newco at any time prior to the effective time of the merger.

GUARANTEE BY DUPONT CANADA

     DuPont Canada has guaranteed the obligations of Enhance Packaging Technologies, EPT Newco and the surviving corporation under the merger agreement, including the obligation to pay the cash merger consideration to Liqui-Box's shareholders.

                             SHAREHOLDERS AGREEMENT

     In connection with the merger, Samuel B. Davis and Samuel N. Davis have entered into a shareholders agreement, dated as of March 25, 2002, with Enhance Packaging Technologies and EPT Newco. Under the shareholders agreement, Samuel
B. Davis and Samuel N. Davis have agreed that, during the term of the shareholders agreement, at any meeting of Liqui-Box's shareholders and in any action by written consent of Liqui-Box's shareholders, each of them will:

     - vote all common shares of Liqui-Box which he then has the right to vote in favor of the merger;

     - not vote any common shares of Liqui-Box which he then has the right to vote in favor of any action or agreement which would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of Liqui-Box under the merger agreement; and

     - vote all common shares of Liqui-Box which he then has the right to vote against any action or agreement which would impede, interfere with or attempt to discourage the merger, including, but not limited to (i) any proposal opposed by Enhance Packaging Technologies or EPT Newco, (ii) any acquisition proposal (other than the merger) involving Liqui-Box or any of its subsidiaries, (iii) any change in the management or board of directors of Liqui-Box, (iv) any material change in the present capitalization or dividend policy of Liqui-Box or (v) any other material change in Liqui-Box's corporate structure or business.

In the event that either Samuel B. Davis or Samuel N. Davis does not comply with the foregoing voting provisions, he shall be deemed to have irrevocably appointed designees of Enhance Packaging Technologies or EPT Newco as his attorneys, agents and proxies for purposes of voting the common shares of Liqui-Box which he then is or may be entitled to vote at any meeting of Liqui-Box's shareholders or with respect to which he is or may be entitled to act by written consent.

     Under the shareholders agreement, each of Samuel B. Davis and Samuel N. Davis has also granted Enhance Packaging Technologies or EPT Newco an irrevocable option to purchase, subject to certain adjustments set forth in the shareholders agreement, (i) all of the common shares of Liqui-Box which he holds at a price of $67.00 per share and (ii) all of the stock options to purchase common shares of Liqui-Box which he holds at a price equal to the excess of $67.00 per share over the applicable exercise price per share, payable in cash without interest. This option is exercisable at any time after the date on which all waiting periods under the HSR Act and the antitrust, competition, foreign investment or similar laws of any foreign countries or supranational commissions or boards that require pre-merger notification or filings applicable to the merger have expired or been terminated. This option and the shareholders agreement expire on the earliest of (i) the effective time of the merger, (ii) August 30, 2002 and (iii) the date that Enhance Packaging Technologies notifies Samuel B. Davis and Samuel N. Davis that it no longer intends to acquire control of Liqui-Box.

     In addition, under the shareholders agreement, Samuel B. Davis and Samuel
N. Davis have agreed that, during the term of the shareholders agreement, each of them will not:

     - sell, sell short, transfer, pledge, hypothecate, assign or otherwise dispose of, or enter into any contract, option, hedging arrangement or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, assignment or other disposition of, any of the common shares of Liqui-Box or options to purchase common shares which he holds or over which he has dispositive power;


     - deposit any of the common shares of Liqui-Box or options to purchase common shares which he holds or over which he has dispositive power into a voting trust, or grant any proxies or enter into a voting agreement with respect to any of such shares or options; or


     - initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal that constitutes, or may reasonably be expected to lead to, any acquisition proposal or enter into discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an acquisition proposal or agree to or endorse any acquisition proposal (except that, as a director of Liqui-Box, each may conduct himself in the manner expressly permitted under the merger agreement with respect to acquisition proposals).

                               REGULATORY MATTERS


     Under the HSR Act, the merger may not be completed until the parties give notice of, and furnish certain information relating to, the merger to the Federal Trade Commission and the Antitrust Division of the Department of Justice and a specified waiting period (generally 30 days) has expired or been terminated by those regulatory agencies. On April 17, 2002, Liqui-Box and Enhance Packaging Technologies each filed the required notification and report forms under the HSR Act with the Federal Trade Commission and the Antitrust Division of the Department of Justice. On or before May 17, 2002, the regulatory agencies may grant early termination of the required waiting period or may request additional information and other documentary materials from either or both of Liqui-Box and Enhance Packaging Technologies or their respective affiliates. If a request for additional information or other documentary materials is made by the Federal Trade Commission or the Antitrust Division of the Department of Justice, either of the regulatory agencies may extend the required waiting period before the merger may be completed for an additional 30 days following substantial compliance with the request for additional information or other documentary materials by both parties, unless the waiting period is terminated earlier by such agencies. Expiration or termination of the waiting period under the HSR Act is a condition to completion of the merger.



     Prior to the merger, the parties also are required to give joint notice of the merger to the Minister of Enterprise, Trade & Employment in Ireland (the "Minister") under Section 5 of the Mergers, Takeovers and Monopolies (Control) Acts 1978 to 1996. No formal clearance or approval from the Minister is required to complete the merger after the notice has been given. However, within 30 days after receiving the notice, the Minister may refer the matter to the Competition Authority in Ireland for investigation. If so referred, the Competition Authority has an additional 30 days to report on whether the merger is likely to restrict competition or operate against the common good in Ireland. Based upon the report of the Competition Authority, the Minister must assess whether the merger would be likely to prevent or restrict competition or trade in any goods or services in Ireland. The parties filed the required notice with the Minister on or about April 24, 2002.



     In addition, prior to the merger, the parties are required to give joint notice of the merger to the Italian Anti-Trust Authority (the "Authority") under
Article 5 of the Antitrust Law (no 287 of 10 October 1990) of Italy. No formal clearance or approval from the Authority is required to complete the merger after the notice has been given. However, within 30 days after receiving the notice, the Authority may commence a formal investigation of the merger. If within the 30 day period the Authority determines that the merger may limit or restricts competition in Italy, the Authority may extend its investigation for an additional 45 days and, if the merger has not been completed, may order the parties not to proceed with the merger until the Authority's investigation has been completed. The parties filed the required notice with the Authority on April 22, 2002.


                         MARKET PRICE OF COMMON SHARES


     Liqui-Box's common shares are traded on The Nasdaq National Market under the symbol "LIQB." On March 25, 2002, the last trading day prior to the public announcement of the merger agreement, the high, low and closing sales price of Liqui-Box's common shares were $50.51, $50.10 and $50.10, respectively. On April 22, 2002, the last trading day prior to the printing of this proxy statement, the high, low and closing sales price of Liqui-Box's common shares were $66.75, $66.65 and $66.75, respectively. You are urged to obtain current market quotations for Liqui-Box's common shares.

     The following table sets forth, for the fiscal quarters indicated, the high and low closing sales price of Liqui-Box's common shares as reported by the National Quotations Bureau, Inc. and the cash dividends declared by the board of directors during those fiscal quarters:

                                                                         CASH DIVIDENDS
FISCAL YEAR ENDED DECEMBER 29, 2001                   HIGH     LOW        PER SHARE(1)
-----------------------------------                  ------   ------   ------------------
First Quarter......................................  $43.37   $36.38         $0.20
Second Quarter.....................................  $45.20   $36.51         $0.20
Third Quarter......................................  $44.99   $38.10         $0.20
Fourth Quarter.....................................  $45.39   $38.97         $0.20

                                                                         CASH DIVIDENDS
FISCAL YEAR ENDED DECEMBER 30, 2000                   HIGH     LOW        PER SHARE(1)
-----------------------------------                  ------   ------   ------------------
First Quarter......................................  $52.50   $44.13         $0.20
Second Quarter.....................................  $51.50   $44.00         $0.20
Third Quarter......................................  $53.00   $31.63         $0.20
Fourth Quarter.....................................  $40.13   $32.38         $0.20

---------------

(1) Under Liqui-Box's credit facility, dividends are limited to 50% of its consolidated net income.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT


     The following table sets forth information regarding the beneficial ownership of common shares of Liqui-Box as of April 19, 2002 (unless otherwise indicated) by (i) each person or group known by Liqui-Box to beneficially own more than 5% of the common shares; (ii) each executive officer of Liqui-Box;
(iii) each director of Liqui-Box; and (iv) all executive officers and directors of Liqui-Box as a group.



                                                           AMOUNT AND NATURE        PERCENT OF
NAME OF BENEFICIAL OWNER                               OF BENEFICIAL OWNERSHIP(1)    CLASS(2)
------------------------                               --------------------------   ----------
Samuel B. Davis(3)...................................          1,654,733(4)           38.2%
Samuel N. Davis(5)...................................             83,785(6)            2.0%
Stewart M. Graves(7).................................             20,135(8)               *
Charles R. Coate(9)..................................              2,963                  *
Russell M. Gertmenian(9).............................              2,600(10)              *
Carl J. Aschinger, Jr.(9)............................              1,895                  *
John Trostheim(9)....................................                200                  *
Robert L. Zieg(9)....................................                130                  *
All executive officers and directors as a group (8
  persons)...........................................          1,766,441              40.4%
T. Rowe Price Associates, Inc. ......................            414,550(11)           9.8%
  100 E. Pratt Street
  Baltimore, Maryland 21202


---------------

 *  Less than one percent of the outstanding common shares.

 (1) Unless otherwise noted, the beneficial owner has sole voting and dispositive power with respect to all common shares reflected in the table. The mailing address for each of the executive officers and directors of Liqui-Box is P.O. Box 494, 6950 Worthington-Galena Road, Worthington, Ohio 43085.


 (2) The percent of class is based upon 4,169,940 common shares outstanding on April 19, 2002, plus the number of common shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of stock options which are presently exercisable or exercisable within 60 days of April 19, 2002.


 (3) Samuel B. Davis is the chairman, chief executive officer and treasurer of Liqui-Box.

 (4) Includes (i) 500,000 common shares beneficially owned by Samuel B. Davis as trustee under the Samuel B. Davis 2002 Grantor Retained Annuity Trust; (ii) 293,939 common shares beneficially owned by Samuel B. Davis as trustee under the Samuel B. Davis Revocable Trust; (iii) 163,371 common shares beneficially owned by Samuel B. Davis as successor trustee under the Davis Family Trust F/B/O Samuel B. Davis; (iv) 163,371 common shares beneficially owned by Samuel B. Davis as successor trustee under the Davis Family Trust F/B/O Joan D. Guylas; (v) 163,371 common shares beneficially owned by Samuel B. Davis as successor trustee under the Davis Family Trust F/B/O Jane D. Ferger; (vi) 127,027 common shares beneficially owned by Samuel B. Davis in his capacity as voting trustee of a voting trust (Samuel B. Davis exercises sole voting power with respect to the common shares deposited in the voting trust; however, the person who deposited the common shares in the voting trust retained dispositive power, subject to a right of first refusal in Samuel B. Davis, and the right to receive dividends thereon. The voting trust expires on September 29, 2003.); (vii) 158,005 common shares subject to options, which are presently exercisable or exercisable within 60 days of April 19, 2002; and (viii) 85,649 common shares held for the account of Samuel B. Davis under the 401(k) Plan and the ESOP. Does not include 11,643 common shares as to which Samuel B. Davis' wife has sole voting and dispositive power and he disclaims beneficial ownership.


 (5) Samuel N. Davis is the vice chairman and secretary of Liqui-Box.


 (6) Includes (i) 3,475 common shares held in an indirect trust under which Samuel N. Davis has no voting power but has shared dispositive power; (ii) 20,359 common shares subject to options, which are presently exercisable or exercisable within 60 days of April 19, 2002; and (iii) 1,983 common shares held for the account of Samuel N. Davis under the 401(k) Plan and the ESOP.


 (7) Mr. Graves is the president and chief operating officer of Liqui-Box.


 (8) Includes (i) 20,000 common shares subject to options, which are presently exercisable or exercisable within 60 days of April 19, 2002; and (ii) 135 common shares held for the account of Mr. Graves under the 401(k) Plan and the ESOP.



 (9) Messrs. Coate, Gertmenian, Aschinger, Trostheim and Zieg are directors of Liqui-Box.


(10) Includes 1,600 common shares held as custodian for his son.

(11) Based on information set forth in a Schedule 13G dated February 14, 2002 which was filed by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. Based on the Schedule 13G, T. Rowe Price Associates, Inc. has sole voting power with respect to 136,450 common shares and sole dispositive power with respect to 414,550 common shares. Based on the Schedule 13G, T. Rowe Price Small-Cap Value Fund, Inc. has sole voting power with respect to 253,300 common shares.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has served as Liqui-Box's independent public accountants since 1995. One or more representatives of Deloitte & Touche LLP will attend the special meeting, will have the opportunity to make a statement at the special meeting if they so desire to do so and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS


     If the merger is completed, there will be no public participation in any future meetings of shareholders of Liqui-Box. However, if the merger is not completed, Liqui-Box's shareholders will continue to be entitled to attend and participate in Liqui-Box's shareholder meetings subject to applicable law. With respect to the 2002 annual meeting of shareholders, if the merger is not completed, Liqui-Box will inform its shareholders in a timely manner in accordance with the requirements of applicable law of the dates by which (i) proposals by shareholders intended to be presented at the 2002 annual meeting of shareholders must be received by the secretary of Liqui-Box in order to be considered for inclusion in the proxy statement relating to such meeting and
(ii) proposals by shareholders intended to be presented at the 2002 annual meeting of shareholders (but not sought to be included in the proxy statement relating to such meeting) must be received by the secretary of Liqui-Box in order to avoid the individuals acting under proxies solicited by the board of directors having discretionary authority to vote on such proposals without discussion of such proposals in the proxy statement.

                      WHERE YOU CAN FIND MORE INFORMATION


     Liqui-Box files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy any reports, statements or other information that Liqui-Box files at the public reference room of the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, DC 20549. You may also call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. Liqui-Box's Securities and Exchange Commission filings are also available to the public at the website maintained by the Securities and Exchange Commission at http://www.sec.gov.


     If you would like to request any documents from Liqui-Box, please do so in writing or by telephone. Requests should be directed to: Liqui-Box Corporation, P.O. Box 494, 6950 Worthington-Galena Road, Worthington, Ohio 43085, Attention Stewart M. Graves, president and chief operating officer (telephone number:
614-888-9280).

     Liqui-Box has not authorized anyone to give any information or to make any representation about the proposed merger or Liqui-Box that is different from, or adds to, the information contained in this proxy statement. Therefore, if anyone gives you different or additional information, you should not rely upon it. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

                                                                      APPENDIX A
                          AGREEMENT AND PLAN OF MERGER
                                     Among
                             LIQUI-BOX CORPORATION,
                      ENHANCE PACKAGING TECHNOLOGIES INC.
                                      and
                                EPT NEWCO, INC.
                           Dated as of March 25, 2002

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
                                 ARTICLE I
                                Definitions

                                 ARTICLE II
                    The Merger; Closing; Effective Time
 2.1     The Merger..................................................    A-4
 2.2     Closing.....................................................    A-4
 2.3     Effective Time..............................................    A-5

                                ARTICLE III
     Articles of Incorporation and Code of Regulations of the Surviving
                                 Corporation
 3.1     The Articles of Incorporation...............................    A-5
 3.2     The Code of Regulations.....................................    A-5

                                 ARTICLE IV
            Officers and Directors of the Surviving Corporation
 4.1     Directors...................................................    A-5
 4.2     Officers....................................................    A-5

                                 ARTICLE V
  Effect of the Merger on Outstanding Securities; Exchange of Certificates
 5.1     Effect on Outstanding Securities............................    A-5
 5.2     Surrender and Payment.......................................    A-6
 5.3     Adjustment of Price Per Share...............................    A-7

                                 ARTICLE VI
                       Representations and Warranties
 6.1     Representations and Warranties of the Company...............    A-7
 6.2     Representations and Warranties of the Parent and the Merger
         Subsidiary..................................................   A-18

                                ARTICLE VII
                                 Covenants
 7.1     Company Interim Operations..................................   A-19
 7.2     Acquisition Proposals.......................................   A-20
 7.3     Company Shareholder Approval; Proxy Statement...............   A-22
 7.4     Approvals and Consents; Cooperation.........................   A-22
 7.5     Filings; Other Actions; Notification........................   A-23
 7.6     Access......................................................   A-23
 7.7     Delisting; De-registration..................................   A-24
 7.8     Publicity...................................................   A-24
 7.9     Benefits....................................................   A-24
 7.10    Expenses....................................................   A-25
 7.11    Indemnification.............................................   A-25
 7.12    Antitakeover Statutes.......................................   A-26
 7.13    Release of Company Guarantees...............................   A-26

SECTION                                                                 PAGE
-------                                                                 ----
 7.14    Sale of Certain Items.......................................   A-26
 7.15    Title to Real Property......................................   A-26

                                ARTICLE VIII
                                 Conditions
 8.1     Conditions to the Obligations of the Parent and the Merger
         Subsidiary..................................................   A-26
 8.2     Conditions to the Obligations of the Company................   A-27

                                 ARTICLE IX
                                Termination
 9.1     Termination by Mutual Consent...............................   A-27
 9.2     Termination by Either the Parent or the Company.............   A-27
 9.3     Termination by the Company..................................   A-27
 9.4     Termination by the Parent...................................   A-28
 9.5     Effect of Termination and Abandonment.......................   A-28

                                 ARTICLE X
                         Miscellaneous and General
10.1     Survival....................................................   A-29
10.2     Modification or Amendment...................................   A-29
10.3     Waiver of Conditions........................................   A-29
10.4     Counterparts................................................   A-29
10.5     Governing Law and Venue; Waiver of Jury Trial...............   A-29
10.6     Notices.....................................................   A-30
10.7     Entire Agreement............................................   A-30
10.8     No Third Party Beneficiaries................................   A-31
10.9     Obligations of the Parent and of the Company................   A-31
10.10    Severability................................................   A-31
10.11    Specific Performance........................................   A-31
10.12    Interpretation..............................................   A-31
10.13    Assignment..................................................   A-31

                             Schedules and Exhibits

Schedule 6.1(a)                       Organization, Good Standing and Qualification
Schedule 6.1(b)                       Capital Structure
Schedule 6.1(d)                       Governmental Filings; No Violations
Schedule 6.1(j)                       Absence of Certain Changes
Schedule 6.1(k)                       Company Reports; Financial Statements
Schedule 6.1(l)                       Litigation and Liabilities
Schedule 6.1(n)                       Certain Agreements
Schedule 6.1(o)                       Taxation
Schedule 6.1(p)                       Employee Benefits
Schedule 6.1(q)                       Labor Matters
Schedule 6.1(r)                       Environmental Matters
Schedule 6.1(s)                       Intellectual Property
Schedule 6.1(t)                       Certain Regulatory Matters
Schedule 6.1(u)                       Real and Personal Property
Schedule 6.1(x)                       Employment and Non-Compete Agreements
Schedule 7.1                          Company Interim Operations
Schedule 7.14                         Sale of Certain Items

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated as of March 25, 2002, (this "Agreement"), among Liqui-Box Corporation, an Ohio corporation (the "Company"), Enhance Packaging Technologies Inc., a Canadian corporation (the "Parent"), and EPT Newco, Inc., an Ohio corporation and a wholly owned subsidiary of the Parent (the "Merger Subsidiary").

                                    RECITALS

     WHEREAS, the respective boards of directors of the Parent, the Merger Subsidiary and the Company have each approved the Merger (as defined herein) and have determined that it is in the best interests of their respective companies and shareholders for the Parent to acquire the Company upon the terms and subject to the conditions set forth herein;

     WHEREAS, the respective boards of directors of the Parent, the Merger Subsidiary and the Company have each approved the merger of the Merger Subsidiary into the Company, with the Company surviving (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Ohio General Corporation Law (the "OGCL"), whereby each issued and outstanding common share, without par value, of the Company (the "Common Stock"), except any shares of Common Stock owned directly or indirectly by the Parent or the Company or any of their respective Subsidiaries or Parent Entities (as defined herein) (the "Excluded Shares") and any shares of Common Stock held by Persons (as defined herein) who object to the Merger and comply with all of the provisions of Ohio law concerning the rights of shareholders to dissent from the Merger and require appraisal of their shares of Common Stock (the "Dissenting Shares"), will be converted into the right to receive a price per share of U.S. $67.00 in cash (the "Price Per Share") upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the board of directors of the Company has unanimously, with the exception of Samuel B. Davis and Samuel N. Davis, who abstained, approved this Agreement and the Merger, has determined that the Merger is fair to and in the best interests of the Company's shareholders, has declared the Merger advisable and has resolved to recommend that the Company's shareholders adopt this Agreement and approve the Merger;

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, certain of the Company's shareholders are entering into an agreement with the Parent and the Merger Subsidiary (the "Shareholders Agreement"), pursuant to which such shareholders are agreeing to take certain actions to support the transactions contemplated by this Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, certain employees of the Company are entering into employment agreements and/or non-competition agreements with the Company.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                                  Definitions

     "Acquisition Proposal" has the meaning set forth in Section 7.2(b).

     "Acquisition Transaction" has the meaning set forth in Section 7.2(a).

     "Adjusted Working Capital" means total current assets and short term borrowings less total current liabilities and cash and cash equivalents.

     "Agreement" has the meaning set forth in the Introductory Paragraph.

     "Antitakeover Statute" has the meaning set forth in Section 6.1(i).

     "Articles" has the meaning set forth in Section 3.1.

     "Business Day" has the meaning set forth in Section 2.2.

     "Certificate" has the meaning set forth in Section 5.1(a)(ii).

     "Certificate of Merger" has the meaning set forth in Section 2.3.

     "Closing" has the meaning set forth in Section 2.2.

     "Closing Date" has the meaning set forth in Section 2.2.

     "COBRA" has the meaning set forth in Section 6.1(p)(i).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Stock" has the meaning set forth in the Recitals.

     "Company" has the meaning set forth in the Introductory Paragraph.

     "Company ESOP" has the meaning set forth in Section 7.9(b).

     "Company Intellectual Property" has the meaning set forth in Section 6.1(s)(ii).

     "Company Material Adverse Effect" means any change in or effect on the business of the Company and its Subsidiaries that is materially adverse to the business, operations, results of operations, assets (including intangible assets), capitalization, liabilities (contingent or otherwise), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, including, but not limited to, (a) the loss of a significant customer, (b) the loss or impairment of the right to use any material Company Intellectual Property or (c) the threat or commencement of significant or material litigation against the Company.

     "Company Material Contracts" has the meaning set forth in Section 6.1(n).

     "Company Option" has the meaning set forth in Section 6.1(b).

     "Company Owned IP" has the meaning set forth in Section 6.1(s)(i).

     "Company Reports" has the meaning set forth in Section 6.1(k).

     "Company Requisite Vote" has the meaning set forth in Section 6.1(c)(i).

     "Company Shareholders Meeting" has the meaning set forth in Section 7.3(a).

     "Company 401(k) " has the meaning set forth in Section 7.9(b).

     "Compensation and Benefit Plans" has the meaning set forth in Section 6.1(p)(i).

     "Contracts" has the meaning set forth in Section 6.1(d)(ii).

     "Controlled Group Affiliate" means any trade or business (whether or not incorporated) that is a member of a "controlled group" of which the Company is a member or under "common control" with the Company (within the meaning of Section 414(b), (c), (m) or (o) of the Code).

     "Depositary" has the meaning set forth in Section 5.2(a).

     "Dissenting Shares" has the meaning set forth in the Recitals.

     "Effective Time" has the meaning set forth in Section 2.3.

     "Employees" has the meaning set forth in Section 6.1(p)(i).

     "Environmental Law" means each federal, state, local and foreign law, regulation, order, decree, permit, authorization, common law or agency requirement relating to pollution, protection or preservation of public or employee health or the environment, including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata and natural resources, and including, without limitation, each law, regulation, order, decree, permit, authorization, common law or agency requirement relating to emissions, discharges, releases or threatened releases of Hazardous Substances, or otherwise relating to the generation, storage, treatment, containment (whether above ground or underground), disposal, transport or handling of Hazardous Substances, or the preservation of the environment or mitigation of adverse effects thereon, each law, regulation, order, decree, permit, authorization, common law or agency requirement relating to noise, odor, indoor air, employee exposure, wetlands, contamination or any injury or threat of injury to persons or property relating to any Hazardous Substance and each law, regulation, order, decree, permit, authorization, common law or agency requirement with regard to record keeping, notification, disclosure and reporting requirements respecting Hazardous Substances. Environmental Law includes, but is not limited to, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Occupational Health and Safety Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act and the Emergency Planning and Community Right to Know Act.

     "ERISA" has the meaning set forth in Section 6.1(p)(i).

     "Exchange Act" has the meaning set forth in Section 2.2.

     "Excluded Shares" has the meaning set forth in the Recitals.

     "FDA" has the meaning set forth in Section 6.2(t)(i).

     "Foreign Merger Laws" has the meaning set forth in Section 6.1(d)(i).

     "GAAP" has the meaning set forth in Section 6.1(k).

     "Governmental Entity" has the meaning set forth in Section 6.1(d)(i).

     "Hazardous Substance" shall mean pollutants, contaminants, toxic or hazardous substances, materials and wastes, including, without limitation, any chemicals, petroleum or petroleum products, asbestos or asbestos-containing materials, polychlorinated biphenyls, radioactive materials or radon, lead or lead-based paints, materials or plumbing, dioxins, persistent bioaccumulative materials, pharmaceutical, biological and/or medical waste or materials or any other material regulated by or subject to Environmental Laws.

     "HSR Act" has the meaning set forth in Section 6.1(d)(i).

     "Intellectual Property Rights" has the meaning set forth in Section 6.1(s)(viii).

     "Knowledge" means, (a) with respect to an individual and a particular fact or other matter, such individual is actually aware of such fact or other matter after due inquiry; and (b) with respect to a Person other than an individual and a particular fact or other matter, Samuel B. Davis, Samuel N. Davis, Stewart Graves, Marisa Bash, Peter Linn, Kim Spath, Sheffield Sweet or Robert Valentine has, or at any time had, "Knowledge" of such fact or matter, as defined in (a).

     "Laws" has the meaning set forth in Section 6.1(m).

     "Merger" has the meaning set forth in the Recitals.

     "Merger Consideration" has the meaning set forth in Section 5.1(a)(ii).

     "Merger Subsidiary" has the meaning set forth in the Introductory
Paragraph.

     "OGCL" has the meaning set forth in the Recitals.

     "Order" has the meaning set forth in Section 8.1(f).

     "Parent" has the meaning set forth in the Introductory Paragraph.

     "Parent Entity" means any entity which owns or controls directly or indirectly at least fifty percent (50%) of the securities or ownership interests having by their terms ordinary voting power to elect fifty percent (50%) of the board of directors of any Person.

     "Payment Fund" has the meaning set forth in Section 5.2(a).

     "Pension Plan" has the meaning set forth in Section 6.1(p)(ii).

     "Person" has the meaning set forth in Section 5.2(b).

     "Plant Managers" means Jeff Bradway, Sr., Scott Falwell, Gerry Ivy, Bob Johnson, Linda Cline, Lou Pershin, D.P. Saxena, Roger Schulz, Greg Skinner, Joe Valdez and Kenny Strauss.

     "Preferred Stock" has the meaning set forth in Section 6.1(b).

     "Price per Share" has the meaning set forth in the Recitals.

     "Proxy Statement" has the meaning set forth in Section 7.3(b).

     "Regulations" has the meaning set forth in Section 3.2.

     "Regulatory Agency" has the meaning set forth in Section 6.1(t)(i).

     "SEC" has the meaning set forth in Section 6.1(g).

     "Shareholders Agreement" has the meaning set forth in the Recitals.

     "Special Committee" means a special committee of the Board of Directors of the Company comprised entirely of non-management, independent directors.

     "Stock Plans" has the meaning set forth in Section 6.1(b).

     "Subsidiary" means, with respect to the Company, the Parent or the Merger Subsidiary, as the case may be, any entity of which at least fifty percent (50%) of the securities or ownership interests having by their terms ordinary voting power to elect fifty percent (50%) of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective Subsidiaries.

     "Superior Proposal" has the meaning set forth in Section 7.2(c).

     "Surviving Corporation" has the meaning set forth in Section 2.1.

     "Taxes" means any taxes of any kind, including but not limited to those on or measured by or referred to as income, gross receipts, capital, sales, use, ad valorem, franchise, profits, license, withholding, employment, payroll, premium, value added, property or windfall profits taxes, transfer taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Entity.

     "Tax Return" means any return, report or statement required to be filed with any Governmental Entity with respect to Taxes.

     "Third Party Licenses" has the meaning set forth in Section 6.1(s)(i).

     "Voting Debt" has the meaning set forth in Section 6.1(b).

     "Warning Letter" has the meaning set forth in Section 6.1(t)(i).

     "1990 Plan" has the meaning set forth in Section 6.1(b).

                                   ARTICLE II

                      The Merger; Closing; Effective Time

     2.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined herein) the Merger Subsidiary shall be merged into the Company. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the State of Ohio. The Merger shall have the effects specified in the OGCL.

     2.2  CLOSING.  The closing of the Merger (the "Closing") shall take place
(a) at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania at 10:00 a.m. on the second (2nd) business day (as defined in Rule 14d-1(g)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) ("Business Day") following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or (b) at such other place and time and/or on such other date as the Parent and the Company may agree to in writing (the "Closing Date").

     2.3 EFFECTIVE TIME. At the Closing, the Company and the Merger Subsidiary will cause a Certificate of Merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of the State of Ohio as provided in Section 1701.01 of the OGCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Ohio or, if agreed to by the Parent and the Company, such later time or date set forth in the Certificate of Merger (the "Effective Time").

                                  ARTICLE III

 Articles of Incorporation and Code of Regulations of the Surviving Corporation

     3.1 THE ARTICLES OF INCORPORATION. The articles of incorporation of the Company shall be amended as of the Effective Time so that they are identical to the articles of incorporation of the Merger Subsidiary in effect immediately prior to the Effective Time, except that Article FIRST of the articles of incorporation shall provide that the name of the Company shall be the name of the Surviving Corporation, and such articles of incorporation shall be the articles of incorporation of the Surviving Corporation (the "Articles").

     3.2 THE CODE OF REGULATIONS. The code of regulations of the Company shall be amended as of the Effective Time so that it is identical to the code of regulations of the Merger Subsidiary in effect immediately prior to the Effective Time, and such code of regulations shall be the code of regulations of the Surviving Corporation (the "Regulations").

                                   ARTICLE IV

              Officers and Directors of the Surviving Corporation

     4.1 DIRECTORS. The directors of the Merger Subsidiary immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles and the Regulations.

     4.2 OFFICERS. The officers of the Merger Subsidiary immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles and the Regulations.

                                   ARTICLE V

    Effect of the Merger on Outstanding Securities; Exchange of Certificates

     5.1 EFFECT ON OUTSTANDING SECURITIES. At the Effective Time, as a result of the Merger and without any action on the part of the Company, the Parent, the Merger Subsidiary or any holder of any capital stock of the Company:

        (a)  MERGER CONSIDERATION.

           (i) Each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares and the Dissenting Shares) shall be converted into and represent the right to receive the Price per Share.

           (ii) All shares of Common Stock shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and certificates formerly representing shares of Common Stock (the "Certificates") (other than the Excluded Shares and the Dissenting Shares) shall be converted into and represent the right to receive the Price per Share multiplied by the number of shares of Common Stock formerly represented by such Certificate (the "Merger Consideration").

           (iii) Each outstanding Company Option (as defined herein) shall be canceled or exercised in accordance with Section 7.9(a).

        (b) CANCELLATION OF EXCLUDED SHARES. Each Excluded Share issued and outstanding immediately prior to the Effective Time shall cease to be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

        (c) TREATMENT OF DISSENTING SHARES. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock outstanding immediately prior to the Effective Time and held by a shareholder who has not voted in favor of the Merger or consented thereto in writing and who is entitled to and has demanded appraisal for such shares of Common Stock in accordance with the OGCL shall not be converted into a right to receive the Price per Share, unless such shareholder fails to perfect or withdraws or otherwise loses its right to appraisal. If after the Effective Time such shareholder fails to perfect or withdraws or otherwise loses its right to appraisal, such shares of Common Stock shall be treated as if they had been converted as of the Effective Time into a right to receive the Price per Share. The Company shall give the Parent and the Merger Subsidiary prompt notice of any demands received by the Company for appraisal of shares of Common Stock, and the Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of the Parent, make any payment with respect to, or settle or offer to settle, any such demands, except as otherwise required under applicable law.

        (d) THE MERGER SUBSIDIARY. Each common share, without par value, of the Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and represent the right to receive one common share, without par value, of the Surviving Corporation.

     5.2  SURRENDER AND PAYMENT.

        (a) DEPOSITARY. Prior to the Effective Time, the Parent or the Merger Subsidiary shall designate a bank or trust company (the "Depositary") to act as agent for the shareholders in connection with the Merger and to receive and distribute the Payment Fund (as defined below). Immediately prior to the Effective Time, the Merger Subsidiary shall deposit with the Depositary cash in an aggregate amount equal to the product of (i) the number of shares of Common Stock issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares), multiplied by (ii) the Price per Share (the "Payment Fund"). The Depositary shall cause the Payment Fund to be (i) held for the benefit of the holders of shares of Common Stock and (ii) promptly applied to making the payments provided for in Section 5.1(a). The Payment Fund shall not be used for any purpose that is not provided for herein.

        (b) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Parent or the Surviving Corporation shall cause the Depositary to mail to each holder of record of outstanding shares of Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Depositary) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Depositary, together with a letter of transmittal, duly executed, and such other documents as may reasonably be required by the Depositary, the Depositary shall pay the holder of such Certificate the Merger Consideration in respect of such Certificate, less any required withholding taxes, and the Certificate so surrendered shall forthwith be canceled. If any portion of the Merger Consideration is to be paid to a person (as defined in the Exchange Act) (a "Person") other than the registered holder of the shares represented by the Certificate or Certificates surrendered in exchange therefor, it shall be a condition to such payment that the Certificate or Certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Depositary any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such shares or establish to the satisfaction of the Depositary that such tax has been paid or is not payable. Until surrendered as contemplated by this Section 5.2(b), each Certificate (other than Certificates representing Excluded Shares or Dissenting Shares) shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration upon such surrender.

        (c) NO FURTHER OWNERSHIP RIGHTS IN COMMON STOCK. All Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Article V shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock theretofor represented by such Certificates. After the close of business on the Closing Date, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Depositary for any reason, they shall be canceled and exchanged as provided in this Article V, except as otherwise provided by law.

        (d) UNCLAIMED FUNDS. Any portion of the Payment Fund made available to the Depositary pursuant to Section 5.2(a) that remains unclaimed by holders of the Certificates for six (6) months after the Effective Time shall be delivered to the Surviving Corporation and any holders of Certificates who have not theretofor complied with this Article V shall thereafter look only to the Surviving Corporation for payment of their claim for Merger Consideration.

        (e) NO LIABILITY. None of the Parent, the Merger Subsidiary, the Company or the Depositary shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificate has not been surrendered prior to five (5) years after the Effective Time (or immediately prior to such earlier date on which Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any public official), any shares, cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

        (f) INVESTMENT OF FUNDS. The Payment Fund shall be invested by the Depositary in accordance with the instructions of the Parent or the Merger Subsidiary and all earnings thereon shall inure to the benefit of the Merger Subsidiary.

        (g) LOST CERTIFICATES. In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Merger Subsidiary, the granting of an indemnity reasonably satisfactory to the Merger Subsidiary against any claim that may be made against it, the Surviving Corporation or the Depositary with respect to such Certificate, the Depositary will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration with respect to such Certificate, to which such Person is entitled pursuant hereto.

     5.3 ADJUSTMENT OF PRICE PER SHARE. In the event that, subsequent to the date of this Agreement but prior to the Effective Time, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class as a result of a stock split, reverse stock split, stock dividend, subdivision, reclassification, split, combination, exchange, recapitalization or other similar transaction, the Price per Share shall be appropriately adjusted.

                                   ARTICLE VI

                         Representations and Warranties

     6.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Parent and the Merger Subsidiary, except as set forth in the disclosure schedules delivered to the Parent and the Merger Subsidiary on the date of this Agreement and attached hereto, that, as of the date hereof (or, if made as of a specified date, as of such date):

        (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company and each of its Subsidiaries are corporations or partnerships duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and each of its Subsidiaries are qualified to do business and in good standing as foreign corporations or partnerships in each jurisdiction where the ownership or operation of their respective properties and assets or conduct of their respective businesses requires such qualification, except where the failure to be so qualified or in such good standing, when taken together with all other such failures, is not reasonably likely to have a Company Material Adverse Effect. The Company has made available to the Parent complete and correct copies of the articles of incorporation and code of regulations (or similar documents) of the Company and each of its Subsidiaries, each as amended to date. The articles of incorporation and code of regulations (or similar documents) of the Company and each of its Subsidiaries so made available are in full force and effect. The Company and each of its Subsidiaries have all requisite corporate or partnership power and authority to own and operate their respective properties and assets and to carry on their respective businesses as presently conducted.

     Schedule 6.1(a) lists each Subsidiary of the Company and its jurisdiction of incorporation or formation. Except as set forth on Schedule 6.1(a), all of the outstanding capital stock of, or other ownership interests in, each such Subsidiary is owned by the Company, directly or indirectly, free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever. Except for the equity or other ownership interests in its Subsidiaries and except as set forth on Schedule 6.1(a), the Company does not own, directly or indirectly, an ownership interest in any corporation, partnership, joint venture or other entity.

        (b) CAPITAL STRUCTURE. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which 4,168,380 shares were outstanding as of the close of business on March 22, 2002, and 2,000,000 preferred shares, without par value, (the "Preferred Stock"), none of which were outstanding as of the close of business on March 22, 2002. All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. The Company has no shares of Common Stock or Preferred Stock subject to issuance, except (i) 500,000 shares of Common Stock reserved for issuance under the 1990 Liqui-Box Corporation Stock Option Plan, as amended (the "1990 Plan"), and (ii) 500,000 shares of Common Stock reserved for issuance under the Liqui-Box Shares Stock Option Plan, as amended (together with the 1990 Plan, the "Stock Plans"). Options to acquire 796,670 shares of Common Stock were outstanding as of March 22, 2002 (each, a "Company Option"). Schedule 6.1(b) sets forth a correct and complete list of each outstanding Company Option as of March 22, 2002, including the holder, date of grant, exercise price and number of shares of Common Stock subject thereto. As of March 22, 2002, there are no shares of capital stock of the Company authorized, issued or outstanding except as set forth above and, except as set forth above or as set forth on Schedule 6.1(b), there are no preemptive rights or any outstanding subscriptions, options, warrants, rights or convertible securities or any agreements or commitments of any character to which the Company is a party or may be bound relating to the issued or unissued capital stock or other securities of the Company. The Company does not have outstanding any bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter ("Voting Debt"). Except for the Stock Plans, at or after the Effective Time, neither the Company, the Surviving Corporation, the Parent nor their respective affiliates will have any obligation to issue, transfer or sell any shares or securities of the Company, the Surviving Corporation, the Parent or any of their respective affiliates pursuant to any Compensation and Benefit Plan (as defined herein). Since January 31, 2002, the Company has not issued, granted or entered into any agreement relating to any subscription, option, warrant, right or convertible security or any agreement or commitment of any character to which the Company is a party or may be bound relating to the issued or unissued capital stock or other securities of the Company.

        (c)  CORPORATE AUTHORITY; APPROVAL.

           (i) The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver and perform its obligations under this Agreement and, subject only to obtaining the adoption of this Agreement by a majority of the shares of Common Stock outstanding as of the record date of the Company's shareholders meeting (the "Company Requisite Vote"), to consummate the Merger. This Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally, and (B) general principles of equity, whether such principles are considered in a proceeding at law or in equity.

           (ii) The Special Committee has, and the board of directors of the Company has, upon the recommendation of the Special Committee, at a meeting duly called and held, unanimously, with the exception of Samuel B. Davis and Samuel
N. Davis, who abstained, (A) approved this Agreement, the Shareholders Agreement and the Merger and the transactions contemplated hereby and thereby in accordance with the OGCL, including but not limited to specifically for purposes of Chapter 1704 thereof, (B) determined that the Merger is fair to and in the best interests of the Company's shareholders and declared the Merger advisable and (C) recommended that the shareholders of the Company adopt this Agreement and approve the Merger.

        (d)  GOVERNMENTAL FILINGS; NO VIOLATIONS.

           (i) Other than any filings and/or notices required pursuant to (A)
Section 2.3, (B) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and the antitrust, competition, foreign investment or similar laws of any foreign countries or supranational commissions or boards that require pre-merger notifications or filings with respect to the Merger (collectively, "Foreign Merger Laws") and (C) the Exchange Act and state securities or "blue sky" laws, no notices or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any U.S. or foreign governmental or regulatory authority, agency, commission, body or other governmental entity ("Governmental Entity"), in connection with the execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated hereby.

           (ii) Except as set forth on Schedule 6.1(d)(ii), the execution, delivery and performance of this Agreement by the Company does not and will not, and the consummation by the Company of the Merger and the other transactions contemplated hereby in accordance with the terms hereof will not, constitute or result in (A) a breach or violation of, or a default under, the articles of incorporation or code of regulations (or similar documents) of the Company or any of its Subsidiaries, (B) a breach or violation of, a default under or the acceleration of, any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of the Company or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any contract, agreement, license, lease, note, mortgage, indenture or other obligation (collectively, the "Contracts") binding upon the Company or any of its Subsidiaries or any Laws (as defined herein) or governmental or non-governmental permit or license to which the Company or any of its Subsidiaries is subject or (C) any change in the rights or obligations of any party under any of the Contracts binding upon the Company or any of its Subsidiaries, except, in the case of clauses (B) or (C), for such exceptions as would not, individually or in the aggregate, have or be reasonably likely to have a Company Material Adverse Effect.

        (e) BROKERS AND FINDERS. Neither the Company nor any of its Subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Merger or the other transactions contemplated by this Agreement or the Shareholders Agreement, except that the Special Committee has engaged McDonald Investments Inc. as its financial advisor, the arrangements with which have been disclosed to the Parent prior to the date hereof.

        (f) OPINION OF FINANCIAL ADVISOR. The board of directors of the Company and/or the Special Committee has received a written opinion of McDonald Investments Inc. to the effect that, as of the date hereof, the consideration to be received by the holders of shares of Common Stock pursuant to the Merger is fair to such holders from a financial point of view.

        (g) PROXY STATEMENT. The Proxy Statement (as defined herein) and any other documents to be filed by the Company with the Securities and Exchange Commission (the "SEC") in connection with the Merger and the other transactions contemplated hereby will, when filed with the SEC, comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Neither the Proxy Statement nor any other documents required to be filed by the Company with the SEC in connection with the transactions contemplated hereby shall, at the respective times that the Proxy Statement, any such other filings by the Company or any amendments or supplements thereto are filed with the SEC or are first published, sent or given to shareholders of the Company, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the

Company makes no representation or warranty with respect to the statements made in any of the foregoing documents based on and in conformity with information supplied by or on behalf of the Parent or the Merger Subsidiary in writing specifically for inclusion therein.

        (h) REQUIRED VOTE OF COMPANY SHAREHOLDERS. The only vote of the shareholders of the Company required to adopt this Agreement and to approve the Merger and the transactions contemplated hereby and thereby, is the Company Requisite Vote.

        (i) ANTITAKEOVER STATUTES. The board of directors of the Company has taken all necessary action to approve the transactions contemplated by this Agreement and the Shareholders Agreement, including but not limited to, approval for purposes of Chapter 1704 of the OGCL, of both (i) any "Chapter 1704 transaction" (as defined in Section 1704.01 of the OGCL) and (ii) any purchase of any shares of Common Stock, such that the restrictions under Chapter 1704 of the OGCL shall not apply to such transactions, assuming that neither the Parent nor the Merger Subsidiary nor any of the Parent Entities constituted an "interested shareholder" (as defined in Section 1704.01 of the OGCL) prior to the date of such approval. Other than Chapter 1704 of the OGCL and Section 1707.043 of the Ohio Revised Code, no "fair price," "moratorium," "control share acquisition" or other antitakeover statute or regulation (each, an "Antitakeover Statute") is applicable to the Company, the Parent, the Merger Subsidiary, this Agreement, the Shareholders Agreement, the Merger or the other transactions contemplated hereby or thereby.

        (j) ABSENCE OF CERTAIN CHANGES. Except as set forth on Schedule 6.1(j), since December 30, 2000, the Company and its Subsidiaries have conducted their respective businesses in all material respects only in the ordinary and usual course of such businesses and there has not been (i) any event or change or combination of events or changes that, individually or in the aggregate, has had or is reasonably likely to have a Company Material Adverse Effect; (ii) any damage, destruction or other casualty loss with respect to any asset or property owned, leased or otherwise used by the Company or any of its Subsidiaries, that has had or is reasonably likely to have a Company Material Adverse Effect; (iii) any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of the Company; or (iv) except as disclosed in the Company Reports (as defined herein), any change by the Company in accounting principles, practices or methods. Except as set forth on Schedule 6.1(j), since January 31, 2002, there has not been any increase in the compensation payable or that could become payable by the Company or any of its Subsidiaries to officers or key employees of the Company or any of its Subsidiaries, or any amendment to any of the Compensation and Benefit Plans.

        (k)  COMPANY REPORTS; FINANCIAL STATEMENTS.  Except as set forth on
Schedule 6.1(k), the Company and, to the extent applicable, each of its then or current Subsidiaries has made all filings required to be made by it with the SEC since the beginning of the period covering the past three (3) full fiscal years (collectively, including any such reports filed subsequent to the date hereof, the "Company Reports"). The Company has made available to the Parent each registration statement, report, proxy statement or information statement filed with the SEC by it since the beginning of the period covering the past three (3) full fiscal years, including, without limitation, (i) the Company's Annual Report on Form 10-K for the fiscal year (fifty two weeks) ended December 30, 2000, (ii) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2001, June 30, 2001 and September 29, 2001 and (iii) the Company's Proxy Statement filed on March 19, 2001, all in the form (including exhibits, annexes and any amendments thereto) filed with the SEC. As of their respective dates, the Company Reports complied in all material respects, or will comply in all material respects, with the requirements of applicable statutes and regulations and did not, and will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Each of the balance sheets included in the Company Reports (including the related notes and schedules) presents fairly, or will present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries as of its date and each of the statements of income and of changes in financial position included in the Company Reports (including any related notes and schedules) presents fairly, or will present fairly, in all material respects, the results of operations, retained earnings and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (except as otherwise noted therein and subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with United States generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except, in the case of unaudited financial statements, as permitted by SEC Form 10-Q and SEC Form 8-K, and except as may be noted therein. Other than the Company Reports specifically recited in clauses (i) through (iii) of the second sentence of this Section 6.1(k), the Company has not, on or prior to the date hereof, filed any other definitive reports or statements with the SEC since December 30, 2000.

     The Company has made available to the Parent its unaudited financial statements for the fiscal year ended December 31, 2001. The balance sheet included in such financial statements presents fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries as of December 31, 2001 and the statements of income and of changes in financial position included in such financial statements present fairly, in all material respects, the results of operations, retained earnings and changes in financial position, as the case may be, of the Company and its Subsidiaries for the fiscal year ended December 31, 2001 (except as otherwise noted therein), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. Since December 31, 2001, there has not been any material change to the level of working capital reflected in such financial statements, except in the ordinary course of business.

     As of March 21, 2002, based on an analysis of the Company's books and records, the Company's Adjusted Working Capital and cash and cash equivalents, net of borrowings, were as set forth on Schedule 6.1(k) and there has not been any material change in this amount, except in the ordinary of business.

        (l) LITIGATION AND LIABILITIES. Except as disclosed on Schedule 6.1(l), there are no and, to the Knowledge of the Company or any of the Plant Managers, there are no facts which would constitute or give rise to any, (i) civil, criminal, administrative or regulatory actions, suits, claims, hearings, investigations or proceedings pending or, to the Knowledge of the Company or any of the Plant Managers, threatened against the Company or any of its Subsidiaries or (ii) obligations or liabilities, individually or in the aggregate, whether or not accrued, contingent or otherwise and whether or not required to be disclosed, including those relating to matters involving any Environmental Law, in each case, that have, or would be reasonably likely to have, a Company Material Adverse Effect.

        (m) COMPLIANCE. Neither the Company nor any of its Subsidiaries is in default or violation of (i) its articles of incorporation or code of regulations (or similar documents), (ii) any law, ordinance, rule, regulation, order, judgment, decree, arbitration award, license or permit of any Governmental Entity (collectively, "Laws") or any non-governmental permit or license applicable to the Company or any of its Subsidiaries or by which its or any of their respective properties are bound or (iii) any Contract to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of their respective properties are bound or affected, except, in each case, for any defaults or violations that, individually or in the aggregate, will not have a Company Material Adverse Effect, or prevent or materially delay the transactions contemplated by this Agreement.

        (n) CERTAIN AGREEMENTS. Schedule 6.1(n) sets forth (i) all amendments to the agreements listed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000, (ii) any other agreement within the meaning set forth in item 601(b)(10) of Regulation S-K of Title 17, Part 229 of the Code of Federal Regulations, (iii) all contracts or commitments calling for the Company to spend or receive in excess of $250,000 per annum, (iv) all contracts relating to money borrowed in excess of $10,000, (v) all agreements with respect to settlement of litigation, (vi) all loans or guarantees of loans to employees and (vii) all contracts not disclosed pursuant to (i) through (vi) above materially restricting the Company's business in any way or which would materially restrict the Parent's business as the parent of the Surviving Corporation (the "Company Material Contracts"), all of which are valid and in full force and effect, except to the extent that they have previously expired in accordance with their terms. Neither the Company nor its Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, is reasonably likely to constitute a default under the provisions of, any such Company Material Contract, except for any default which has not had, and is not reasonably likely to have, a Company Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received notice that any party to any Company Material Contract intends to cancel, terminate or otherwise materially modify the terms of any applicable Company Material Contract. To the Knowledge of the Company, no counterparty to any such Company Material Contract has materially violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both, is reasonably likely to constitute a material default or other breach under the provisions of, such Company Material Contract.

        (o)  TAXATION.  Except as set forth on Schedule 6.1(o):

           (i) Except where the failure to file Tax Returns, to pay Taxes or to provide adequate reserves, individually or in the aggregate, would not have a Company Material Adverse Effect: (A) the Company and each of its Subsidiaries have timely filed all Tax Returns required to be filed by them in the manner provided by law; (B) all such Tax Returns are true, correct and complete in all material respects; and (C) the Company and each of its Subsidiaries have timely paid all Taxes due or required to be withheld from amounts owing to any employee, creditor or third party or have provided adequate reserves in their financial statements for any Taxes that have not been paid, whether or not shown as being due on any Tax Returns.

           (ii) No material claim for unpaid Taxes (other than for Taxes not yet due) has become a lien or encumbrance of any kind against the property of the Company or any of its Subsidiaries or, to the Knowledge of the Company, is being asserted against the Company or any of its Subsidiaries.

           (iii) No audit, examination, investigation or other proceeding in respect of Taxes is, to the Knowledge of the Company, pending, being conducted or threatened by a Tax authority involving the Company or any of its Subsidiaries.

           (iv) No material issues have been raised by the relevant taxing authority in connection with any examination of the Tax Returns filed by the Company and its Subsidiaries that have not been resolved.

           (v) No extension or waiver of the statute of limitations on the assessment of any Taxes has been granted by the Company or any of its Subsidiaries and is currently in effect.

           (vi) Neither the Company nor any of its Subsidiaries is a party to, is bound by or has any obligation under, or potential liability with regard to, any Tax sharing agreement, Tax indemnification agreement or similar contract or arrangement.

           (vii) To the Knowledge of the Company, no power of attorney has been granted by or with respect to the Company or any of its Subsidiaries with respect to any matter relating to Taxes.

           (viii) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries (A) has been a member of an affiliated group filing a consolidated, combined or unitary Tax Return (other than a group the common parent of which was the Company) or (B) has any liability for Taxes of any person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any other similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

           (ix) Neither the Company nor any of its Subsidiaries is a party to any agreement, plan, contract or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

           (x) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has any material intercompany gain or loss arising as a result of an intercompany transaction within the meaning of Treasury Regulation Section 1.1502-13 (or similar provision under state, local or foreign law) that has not been taken into account or any excess loss accounts within the meaning of Treasury Regulation Section 1.1502-19.

           (xi) The Company is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(ii) of the Code.

           (xii) Neither the Company nor any of its Subsidiaries has been the subject of a material Tax ruling that has continuing effect.

           (xiii) Neither the Company nor any of its Subsidiaries has agreed to include, or, to the Knowledge of the Company, is required to include, in income any material adjustment under either Section 481(a) or 482 of the Code (or an analogous provision of state, local or foreign law) by reason of a change in accounting method or otherwise.

        (p)  EMPLOYEE BENEFITS.

           (i) The Company Reports accurately describe in all material respects all material incentive, bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock, stock option and other stock based plans, all employment or severance agreements, plans, policies or arrangements, other employee benefit plans and any applicable "change of control" or similar provisions in any plan, agreement, policy or arrangement which covers current or former employees of the Company and its Controlled Group Affiliates (the "Compensation and Benefit Plans") or with respect to which the Company or any of its Controlled Group Affiliates may have any liability. The Compensation and Benefit Plans and all other benefit plans, agreements, policies or arrangements covering current or former employees or directors of the Company and its Controlled Group Affiliates (the "Employees"), including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are listed on
Schedule 6.1(p)(i). True and complete copies of all documents relating to the Compensation and Benefit Plans or any other plan, agreement, policy or arrangement listed on Schedule 6.1(p)(i), including written interpretations thereof and summary plans descriptions required under ERISA, and such other benefit plans, agreements, policies or arrangements, including, but not limited to, any trust instruments and/or insurance contracts, if any, forming a part of any such plans and agreements, and all amendments thereto have been provided to the Parent. The following items have also been provided to the Parent with respect to each Compensation and Benefit Plan as applicable: (A) the three (3) most recent Form 5500 annual reports (including all schedules and financial statements); (B) the most recent favorable determination letter issued by the Internal Revenue Service with respect to each such plan; (C) any governmental audit report or correction program memorandum; (D) any governmental opinion, ruling, determination or notice of action or disposition with regard to any such plan; (E) the results of any testing relating to any such plan, including testing of coverage, non-discrimination requirements, 401(k) and 401(m) compliance, benefit limitations, etc.; and (F) a schedule of all persons who are receiving, or who are eligible to elect to receive, health care continuation ("COBRA") coverage with respect to the Company or a Controlled Group Affiliate.

           (ii) To the Knowledge of the Company, the Compensation and Benefit Plans have been administered in compliance with all applicable law and, except as set forth on Schedule 6.1(p)(ii), with their terms. Each Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (a "Pension Plan") and which is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the Internal Revenue Service, and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination letter. There is no pending or, to the Knowledge of the Company, threatened litigation, governmental audit or investigation relating to any Compensation and Benefit Plan. Neither the Company nor any of its Controlled Group Affiliates has engaged in a transaction with respect to any Compensation and Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any of its Subsidiaries to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

           (iii) Except as disclosed on Schedule 6.1(p)(iii), neither the Company nor any of its Controlled Group Affiliates has or has ever had any obligation or liability with respect to an employee benefit plan which is subject to Title IV of ERISA, or which is a "multiemployer plan" within the meaning of Section 3(37) or 4001(a)(3) of ERISA. There is no entity (other than the Company or any of its Subsidiaries) which is or was a Controlled Group Affiliate of the Company. No notice of a "reportable event" within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Compensation and Benefit Plan within the 12-month period ending on the date hereof.

           (iv) All contributions required to be made under the terms of any Compensation and Benefit Plan have been timely made or accrued on the Company's financial statements and all insurance premiums required to have been paid as of the Closing Date will have been paid.

           (v) Except as disclosed on Schedule 6.1(p)(v), neither the Company nor any of its Controlled Group Affiliates has any obligations for retiree health and life benefits under any Compensation and Benefit Plan. The Company or its Controlled Group Affiliates may amend or terminate any Compensation and Benefit Plan at any time without incurring any material liability thereunder.

           (vi) Except as disclosed on Schedule 6.1(p)(vi), the consummation of the transactions contemplated by this Agreement will not (A) entitle any Employees to severance pay, (B) accelerate the time of payment or vesting or trigger any material payment or funding (through a grantor trust or otherwise) of compensation or benefits under, materially increase the amount payable or trigger any other material obligation pursuant to, any of the Compensation and Benefit Plans or (C) result in payments under any of the Compensation and Benefit Plans which may not be deductible under Section 162(m) or Section 280G of the Code.

           (vii) There are no actions, suits or claims (other than routine claims for benefits in the ordinary course) pending or, to the Knowledge of the Company, threatened with respect to the Compensation and Benefit Plans and there are no facts which could give rise to any such actions, suits or claims.

           (viii) Each of the Company and its Controlled Group Affiliates has complied in all material respects with the reporting and disclosure requirements of ERISA.

           (ix) To the Knowledge of the Company, each Compensation and Benefit Plan which is a "group health plan" (as such term is defined in section 5000(b)(1) of the Code) complies and has complied with the applicable requirements of Section 4980B of the Code, Sections 601-609 of ERISA (COBRA) and Sections 701-734 of ERISA (HIPAA), including without limitation, the certification requirements under Section 701(e) of ERISA.

        (q)  LABOR MATTERS.

           (i) Schedule 6.1(q)(i) sets forth the name, title, current annual compensation rate (including base, bonus and commissions) of each present employee of the Company and each of its Subsidiaries whose annual compensation rate (including base, bonus and commission) for 2001 was more than $75,000; includes organizational charts of the Company and each of its Subsidiaries; and lists any collective bargaining, union or other employee association agreements, employee handbook and any reports and/or plans prepared or adopted pursuant to the Equal Employment Opportunity Act of 1972, as amended. As a matter of policy, the Company requires all new employees to execute a confidentiality agreement protecting proprietary processes and information. There are no leased employees (within the meaning of Section 414(n) of the Code) who must be taken into account in applying the requirements of Section 414(n)(3) of the Code and independent contractors providing services have been properly characterized as such.

           (ii) Except as set forth on Schedule 6.1(q)(ii), (A) the Company and each of its Subsidiaries is in compliance with all applicable laws and collective bargaining agreements respecting employment and employment practices, terms and conditions of employment and wages and hours and occupational safety and health, except where the failure to be in such compliance has not had, and is not reasonably likely to have, a Company Material Adverse Effect, (B) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice within the meaning of Section 8 of the National Labor Relations Act and (C) there is no action, suit or legal, administrative, arbitration, grievance or other proceeding pending or, to the Knowledge of the Company or any of the Plant Managers, threatened, or any investigation pending or, to the Knowledge of the Company or any of the Plant Managers, threatened against the Company or any Subsidiary relating to any thereof and, to the Knowledge of the Company or any of the Plant Managers, no basis exists for any such action, suit or legal, administrative, arbitration, grievance or other proceeding or investigation.

           (iii) There is no labor strike, dispute, slowdown or stoppage actually pending or, to the Knowledge of the Company or any of the Plant Managers, threatened against the Company or any of its Subsidiaries.

           (iv) Except as set forth on Schedule 6.1(q)(iv), none of the employees of the Company or any of its Subsidiaries is a member of or represented by any labor union and, to the Knowledge of the Company or any of the Plant Managers, there are no attempts of whatever kind and nature being made to organize any of such employees.

           (v) Without limiting the generality of paragraph (iv) above, no certification or decertification is pending or was filed within the past three
(3) years respecting the employees of the Company or any of its Subsidiaries and, to the Knowledge of the Company or any of the Plant Managers, no certification or decertification petition is being or was circulated among the employees of the Company or any of its Subsidiaries within the past three (3) years.

           (vi) No collective bargaining or similar agreement, arbitration or court decision, decree or order or governmental order which is binding on the Company or any of its Subsidiaries in any way materially limits or restricts the Company or any of its Subsidiaries from relocating or closing any of its operations.

           (vii) Neither the Company nor any of its Subsidiaries has experienced any organized work stoppage in the last five (5) years.

           (viii) Except as disclosed on Schedule 6.1(q)(viii) and Schedule 6.1(l), there are no charges, administrative proceedings or formal complaints of discrimination (including but not limited to discrimination based upon sex, age, marital status, race, national origin, sexual orientation, handicap or veteran status) pending or, to the Knowledge of the Company or any of the Plant Managers, threatened, or any investigation pending or, to the Knowledge of the Company or any of the Plant Managers, threatened before the Equal Employment Opportunity Commission or any federal, state or local agency or court, except for charges, proceedings or complaints that have not had, and would not be reasonably likely to have a Company Material Adverse Effect.

        (r) ENVIRONMENTAL MATTERS. (i) To the Knowledge of the Company and the Plant Managers, the Company and its Subsidiaries are, and within the period of all applicable statutes of limitations have been, in compliance with all applicable Environmental Laws and have submitted all required reports to the appropriate Governmental Authority; (ii) except as set forth on Schedule 6.1(r)(ii), the Company has received all air, water and waste permits and approvals required for the emission and/or disposal of solid, liquid and gaseous materials from its operations at all sites, including any permits for construction under the Clean Air Act, or has documentation to establish exemptions from such permits or approvals, and is operating in conformance with such permits and approvals required under any Environmental Laws; (iii) to the Knowledge of the Company or any of the Plant Managers, no property currently or formerly owned or operated by the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) has been contaminated with any Hazardous Substance which would subject the Company to liability under Environmental Laws or require remediation to meet applicable standards; (iv) except as set forth on Schedule 6.1(r)(iv), neither the Company nor any of its Subsidiaries is subject to any liability for Hazardous Substance disposal or contamination on any third party property; (v) neither the Company nor any of its Subsidiaries is subject to liability for any release or, to the Knowledge of the Company or any of the Plant Managers, threat of release of any Hazardous Substance; (vi) except as set forth on Schedule 6.1(r)(vi), neither the Company nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information indicating that it may be in violation of or subject to liability under any Environmental Law; (vii) neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other arrangement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law; (viii) to the Knowledge of the Company or any of the Plant Managers, except as set forth on Schedule 6.1(r)(viii), none of the properties of the Company or any of its Subsidiaries contain any underground storage tanks or any Hazardous Substance, except to the extent that such Hazardous Substances are used in the ordinary course of business and used and disposed of in accordance with Environmental Laws; (ix) there are no other circumstances or conditions involving the Company or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any property in connection with any Environmental Law; and (x) to the Knowledge of the Company or any of the Plant Managers, Schedule 6.1(r)(x) sets forth a list of all environmental reports, studies, assessments and sampling data, all permits and permit applications, all correspondence to and from Governmental Entities pertaining to or required for compliance with Environmental Laws, all inspection reports, evaluations and audit reports concerning compliance with Environmental Laws (whether conducted internally or by a third party, including any Governmental Entity), all documentation establishing exemptions from permits or approvals, a representative list of Hazardous Substances currently used in the Company's operations, and the entities that currently remove and dispose of regulated waste materials, and all relevant and material records relating to compliance with Environmental Laws.

        (s)  INTELLECTUAL PROPERTY.

           (i) Schedule 6.1(s)(i) sets forth a correct and complete list of each of the following items: (A) all material patents and applications therefor, registrations of trademarks (including service marks) and applications therefor, and registrations of copyrights and applications therefor that are owned by the Company or any of its Subsidiaries (collectively, the "Company Owned IP"), (B) all material licenses, agreements and contracts relating to the Company Intellectual Property (as defined herein) pursuant to which the Company or any of its Subsidiaries are entitled to use any Company Intellectual Property owned by any third party (collectively, the "Third Party Licenses") and (C) all material licenses, agreements and contracts under which the Company or any of its Subsidiaries has granted any third party the right to use any Company Intellectual Property.

           (ii) Except as set forth on Schedule 6.1(s)(ii), the Company or one of its Subsidiaries is the owner of, or is licensed to use, or otherwise possesses legally enforceable rights in, all material intellectual property, including, without limitation, all material patents and patent applications, supplementary protection certificates and patent extensions, trademarks and trademark applications, service mark and service mark registrations, logos, commercial symbols, business name registrations, trade names, copyrights and copyright registrations, computer software, domain names, mask works and mask work registration applications, industrial designs and applications for registration of such industrial designs, including, without limitation, any and all applications for renewal, extensions, reexaminations and reissues of any of the foregoing material intellectual property rights where applicable, inventions, compounds, structures, trade secrets, formulae, know-how, technical information, research data, research raw data, laboratory notebooks, procedures, designs, proprietary technology and information held or used in the business of the Company and its Subsidiaries (collectively, the "Company Intellectual Property").

           (iii) The Company and its Subsidiaries are the sole legal and beneficial owners of all of the Company Intellectual Property, except for the Company Intellectual Property that is the subject of the Third Party Licenses or where failure to own Company Intellectual Property would not have, or be reasonably likely to have, a Company Material Adverse Effect.

           (iv) Except as set forth on Schedule 6.1(s)(iv), the Company has not entered into any agreements or licenses or created any mortgages, liens, security interests, leases, pledges, encumbrances, equities, claims, charges, options, restrictions, rights of first refusal, title retention agreements or other exceptions to title which materially adversely affect the Company Intellectual Property or materially restrict the use by the Company or any of its Subsidiaries of the Company Intellectual Property.

           (v) The Company and its Subsidiaries are in compliance with the Third Party Licenses, except where the failure to be in compliance would not have a Company Material Adverse Effect.

           (vi) The Company and its Subsidiaries have the right to license to third parties the use of the Company Owned IP.

           (vii) All registrations and filings relating to the Company Owned IP are in good standing, except where the failure to be in good standing would not have a Company Material Adverse Effect.

           (viii) To the Knowledge of the Company, the manufacturing, marketing, distribution, sale and use of products by the Company or its Subsidiaries, licensees or sublicensees in the countries where the Company has conducted or proposes to conduct such activities, does not infringe the patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, proprietary trade names, publication rights, computer programs (including source code and object code), domain names, inventions, know-how, trade secrets, technology, processes, confidential information and all other intellectual property rights throughout the world (collectively, the "Intellectual Property Rights") of any third party, except to the extent that such infringement has not had, and would not be reasonably likely to have a Company Material Adverse Effect.

           (ix) There are no allegations, claims or proceedings instituted, pending or, to the Knowledge of the Company, threatened which challenge the rights possessed by the Company or its Subsidiaries to use the Company Intellectual Property or the validity or effectiveness of the Company Intellectual Property, including without limitation any interferences, oppositions, cancellations or other contested proceedings, except for any allegations, claims or proceedings that have not had, and are not reasonably likely to have, a Company Material Adverse Effect.

           (x) To the Knowledge of the Company, there is no unauthorized use, infringement or misappropriation of the Company Owned IP by any third party, including any employee or former employee of the Company or any of its Subsidiaries.

           (xi) Except as set forth on Schedule 6.1(s)(i), the Company and its Subsidiaries have not granted any licenses, immunities, options or other rights to the Company Intellectual Property which could provide a third party with a defense to patent infringement proceedings, whether domestic or foreign.

           (xii) Commercially reasonable measures have been taken to maintain the confidentiality of the inventions, trade secrets, formulae, know-how, technical information, research data, research raw data, laboratory notebooks, procedures, designs, proprietary technology and information of the Company and its Subsidiaries, and all other information the value of which to the Company or any of its Subsidiaries is contingent upon maintenance of the confidentiality thereof.

        (t)  CERTAIN REGULATORY MATTERS.

           (i) Schedule 6.1(t)(i) sets forth a complete and accurate list for the last five years, of (A) all Warning Letters (as defined below) and letters or notices issued by the Food and Drug Administration (the "FDA") or any other Governmental Entity that is concerned with the quality, identity, purity, safety, marketing or manufacturing of the products sold by the Company or its Subsidiaries (any such governmental entity, a "Regulatory Agency") to the Company or any of its Subsidiaries; (B) all product problem reporting program complaints or reports filed by the Company or any of its Subsidiaries with a Regulatory Agency; (C) all product recalls conducted by or issued to the Company or any of its Subsidiaries and any requests from the FDA or any other Regulatory Agency requesting the Company or any of its Subsidiaries to cease to market any product; and (D) any civil penalty actions begun by the FDA or any other Regulatory Agency against the Company or any of its Subsidiaries and all consent decrees and all documents relating to the negotiation of and compliance with any such consent decree issued with respect to the Company or any of its Subsidiaries. The Company has made available to Parent copies of all documents referred to on Schedule 6.1(t)(i) and any other written communications between the Company or any of its Subsidiaries on the one hand, and the FDA or any other Regulatory Agency on the other hand, that describe matters that could have a Company Material Adverse Effect or discuss material issues concerning the quality, identity, purity or safety of any such product or product line as well as copies of all complaints and other information required to be maintained by the Company pursuant to applicable law. For purposes of this Section 6.1(t)(i), "Warning Letter" means a letter characterized by the FDA or any other Regulatory Agency as a warning letter, a notice of adverse finding, observation of noncompliance or a similar letter or report in which FDA or any other Regulatory Agency expresses the opinion that violations of law, regulation or guideline have occurred.

           (ii) With such exceptions as will not have or be reasonably likely to have a Company Material Adverse Effect and except as set forth on Schedule 6.l(t)(ii), (A) the Company (or, if applicable, one of its Subsidiaries) has obtained all consents, approvals, certifications, authorizations and permits of, and has made all filings with, or notifications to, all Regulatory Agencies pursuant to applicable requirements of all FDA regulations and consent decrees, and all applicable state and foreign laws, and regulations applicable to the Company or any of its Subsidiaries; (B) all representations made by the Company or any of its Subsidiaries in connection with any such consents, approvals, certifications, authorizations, permits, filings and notifications were true and correct in all material respects at the time such representations and warranties were made, and the Company's products, and the products of its Subsidiaries, substantially comply with, and perform in accordance with the specifications described in, such representations; (C) the Company and its Subsidiaries and their respective products and all of the facilities and entities which manufacture such products are in substantial compliance with all applicable FDA or any other Regulatory Agency rules, regulations and consent decrees, and
                                       A-17
all applicable state and foreign laws, rules and regulations (including Good Manufacturing Practices) applicable to the Company's or its Subsidiaries' business; and (D) none of the consents, approvals, authorizations, registrations, certifications, permits, filings or notifications that it or any of its Subsidiaries has received or made to operate their respective businesses has been or, to the Knowledge of the Company, are being revoked or challenged.

        (u) REAL AND PERSONAL PROPERTY. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described on Schedule 6.1(u). Except as set forth on Schedule 6.1(u), any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with remaining terms of at least two (2) years, except as would not have a Company Material Adverse Effect.

        (v) LICENSES AND PERMITS. The Company and each of its Subsidiaries has obtained all material licenses, registrations, permits, approvals and other governmental authorizations and non-governmental permits and licenses required to conduct its business as presently conducted. Such authorizations are in full force and effect and neither the Company nor any of its Subsidiaries has received notice of proceedings relating to the revocation or modification of any such license, registration, permit, approval or other governmental authorization and non-governmental permits and licenses.

        (w) CORRUPT PRACTICES. Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any director, officer or employee of the Company or any of its Subsidiaries has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder.

        (x) EMPLOYMENT AND NON-COMPETE AGREEMENTS. The employment agreements and non-compete agreements with the employees of the Company listed on Schedule 6.1(x) attached hereto have been executed by such employees prior to or contemporaneously with the execution of this Agreement and such agreements remain in full force and effect and, to the Knowledge of the Company, none of the employees listed on Schedule 6.1(x) is in breach or violation of his or her employment agreement or non-compete agreement.

        (y) DISCLOSURE. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Parent and the Merger Subsidiary pursuant to Section 6.1 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or otherwise, in light of the circumstances under which they were made, not misleading.

     6.2 REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE MERGER SUBSIDIARY. The Parent and the Merger Subsidiary each hereby represent and warrant to the Company, except as set forth in the disclosure schedules delivered to the Company on the date of this Agreement and attached hereto, that, as of the date hereof:

        (a) ORGANIZATION AND GOOD STANDING. The Parent is a corporation organized under the laws of Canada and the Merger Subsidiary is a corporation in good standing under the laws of the State of Ohio and each of them has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Merger Subsidiary has not, and prior to the Effective Time will not have, conducted any activities other than those required for the Merger and has no, and prior to the Effective Time will have no, assets, liabilities or obligations, except as contemplated in connection with its execution, delivery and performance of this Agreement and the Shareholders Agreement and the transactions contemplated hereby and thereby.

        (b) CORPORATE AUTHORITY. No vote of holders of capital stock of the Parent is necessary to approve this Agreement, the Merger or the other transactions contemplated hereby. The Parent and the Merger Subsidiary have all requisite corporate power and authority and have taken all corporate action (including approval of the

Parent's parent and of the majority shareholder of the Parent's parent) necessary in order to execute, deliver and perform their respective obligations under this Agreement and to consummate the Merger. This Agreement is a valid and binding agreement of the Parent and the Merger Subsidiary, enforceable against each of the Parent and the Merger Subsidiary in accordance with its terms subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally, and (ii) general principles of equity, whether such principles are considered in a proceeding at law or in equity.

        (c)  GOVERNMENTAL FILINGS; NO VIOLATIONS.

           (i) Other than any filings and/or notices required pursuant to (A)
Section 2.3, (B) the HSR Act and Foreign Merger Laws and (C) the Exchange Act or state securities or "blue sky" laws and the "takeover" laws of any state, no notices or other filings are required to be made by the Parent or the Merger Subsidiary with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Parent or the Merger Subsidiary from, any Governmental Entity, in connection with the execution and delivery of this Agreement by the Parent and the Merger Subsidiary and the consummation by the Parent and the Merger Subsidiary of the Merger and the other transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of the Parent or the Merger Subsidiary to consummate the transactions contemplated by this Agreement.

           (ii) The execution, delivery and performance of this Agreement by the Parent and the Merger Subsidiary do not and will not, and the consummation by the Parent and the Merger Subsidiary of the Merger and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws (or similar documents) of the Parent or the Merger Subsidiary, (B) a breach or violation of, a default under or the acceleration of, any obligation or the creation of a lien, pledge, security interest or other encumbrance on the assets of the Parent or the Merger Subsidiary (with or without notice, lapse of time or both) pursuant to, any Contracts binding upon the Parent or the Merger Subsidiary or any Laws or governmental or non-governmental permit or license to which the Parent or the Merger Subsidiary is subject or (C) any change in the rights or obligations of any party under any of the Contracts binding upon the Parent or the Merger Subsidiary, except, in the case of clause (B) or (C) above, for breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of the Parent or the Merger Subsidiary to consummate the transactions contemplated by this Agreement.

        (d) BROKERS AND FINDERS. Neither the Parent nor any of its Subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the Merger or the other transactions contemplated by this Agreement or the Shareholders Agreement, except that DuPont Canada Inc., the sole shareholder of the Parent, has employed Lehman Brothers Inc. and CCFL Advisory Services Inc. as its financial advisors.

        (e) FINANCING. Prior to the Effective Time, the Parent or the Merger Subsidiary will have the funds necessary to consummate the Merger and the other transactions contemplated hereby on the terms contemplated hereby.

                                  ARTICLE VII

                                   Covenants

     7.1 COMPANY INTERIM OPERATIONS. The Company covenants and agrees as to itself and its Subsidiaries that, after the date hereof and prior to the Effective Time, except as expressly contemplated by this Agreement or as set forth on Schedule 7.1 or except with the prior written consent of Parent, which consent shall not be unreasonably delayed, conditioned or withheld:

        (a) the business of the Company and its Subsidiaries shall be conducted in the ordinary and usual course and, to the extent consistent therewith, the Company and its Subsidiaries shall use their respective commercially reasonable efforts to preserve their respective business organizations substantially intact and substantially maintain their existing relations and goodwill with customers, suppliers, distributors, creditors, lessors, employees and business associates;

        (b) the Company shall not (i) issue, sell, pledge, dispose of or encumber any capital stock owned by it in any of its Subsidiaries; (ii) amend its articles of incorporation or code of regulations; (iii) split, combine or reclassify its outstanding shares of capital stock; (iv) declare, set aside or pay any dividend payable in cash, stock or property in respect of any capital stock; or (v) repurchase, redeem or otherwise acquire, except in connection with the Stock Plans or employment arrangements, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock;

        (c) neither the Company nor any of its Subsidiaries shall (i) issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of its capital stock of any class or any Voting Debt or any other property or assets (other than the issuance of shares of Common Stock pursuant to the Company Options); (ii) transfer, lease, license, guarantee, sell, mortgage, pledge, dispose of or encumber any other property or assets (including capital stock of any of its Subsidiaries) or incur or modify any material indebtedness or other liability; or (iii) make any commitments for, make or authorize any capital expenditures involving amounts in excess of $100,000 in the aggregate or, by any means, make any commitments for, make or authorize any acquisition of, or investment in, assets or stock of any other Person;

        (d) except as may be required by existing contractual commitments, as contemplated by this Agreement or as required by applicable law, neither the Company nor any of its Subsidiaries shall (i) hire any new management employees;
(ii) enter into any new agreements or commitments for any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or employees; (iii) enter into or guarantee any loans to employees; or (iv) terminate, establish, adopt, enter into, make any new grants or awards under, amend or otherwise modify, any Compensation and Benefit Plans or increase or accelerate the salary, wage, bonus or other compensation of any employees, officers or directors (except for increases in salaries, wages and cash bonuses of nonexecutive employees made in the ordinary course of business consistent with past practice) or pay or agree to pay any pension, retirement allowance or other employee benefit not required by any existing Compensation and Benefit Plan;

        (e) neither the Company nor any of its Subsidiaries shall settle or compromise any claims or litigation or modify, amend or terminate any of the Company Material Contracts or waive, release or assign any rights or claims;

        (f) neither the Company nor any of its Subsidiaries shall make any material Tax election or permit any insurance policy naming it as a beneficiary or loss-payable payee to be canceled or terminated, except in the ordinary and usual course of business;

        (g) except as may be required as a result of a change in law or GAAP, neither the Company nor any of its Subsidiaries shall change any of the accounting practices or principles used by it;

        (h) neither the Company nor any of its Subsidiaries shall adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries not constituting an inactive Subsidiary;

        (i) neither the Company nor any of its Subsidiaries will offer to, or enter into an agreement to, do any of the foregoing; and

        (j) the Company shall not, and shall not permit any of its Subsidiaries to, take any action that would, or that could reasonably be expected to, result in any of the representations or warranties of the Company in Section 6.1 becoming untrue.

     7.2  ACQUISITION PROPOSALS.

        (a) The Company shall, and shall cause its affiliates and the officers, directors, employees, representatives and agents of the Company and its Subsidiaries (including, without limitation, any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) to, immediately cease and terminate any existing activities, discussions or negotiations, if any, with any parties (other than the Parent and the Merger Subsidiary, any affiliate or associate of the Parent and the Merger Subsidiary or any designees of the Parent and the Merger Subsidiary) conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, the Company or any of its Subsidiaries (by direct purchase from the Company, tender or exchange offer or otherwise) or any business combination, merger or similar transaction (including an exchange of stock or assets) with or involving the Company or any of its Subsidiaries (an "Acquisition Transaction"), other than the Merger.

        (b) Except as set forth in Section 7.2(c), the Company shall not, and shall not permit its affiliates and the officers, directors, employees, representatives and agents of the Company and its Subsidiaries (including, without limitation, any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) to, directly or indirectly, encourage, solicit, initiate or participate in discussions or negotiations with, or provide any nonpublic information or data to, any Person (other than the Parent and the Merger Subsidiary, any affiliate or associate of the Parent and the Merger Subsidiary or any designees of the Parent and the Merger Subsidiary) with respect to any inquiries or the making of any offer or proposal (including, without limitation, any offer or proposal to the shareholders of the Company) concerning an Acquisition Transaction (an "Acquisition Proposal") or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal.

        (c) The Company may furnish information and access, but only in response to a request for information or access, to any Person making a bona fide written Acquisition Proposal to the Board of Directors of the Company after the date hereof which was not encouraged, solicited or initiated by the Company or any of its affiliates or any officer, director, employee, representative or agent of the Company or any of its Subsidiaries (including, without limitation, any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) on or after the date hereof and may participate in discussions and negotiate with such Person concerning any such Acquisition Proposal and may authorize the Company to enter into a binding written agreement concerning a Superior Proposal. An Acquisition Proposal shall be deemed to be a "Superior Proposal" if and only if the board of directors of the Company determines in good faith, after consultation with outside legal counsel and financial advisors to the Company, that such Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the Person making the proposal, and would, if consummated, result in a transaction more favorable to the Company's shareholders than the transaction contemplated by this Agreement.

        (d) Nothing in this Agreement shall prohibit the board of directors of the Company from, to the extent applicable, complying with Rule 14e-2 or
Schedule 14D-9 promulgated under the Exchange Act with regard to an Acquisition Proposal. The Company will notify the Parent within twenty-four (24) hours if any such inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with the Company and shall in such notice indicate the identity of the offeror and the material terms and conditions of any such Acquisition Proposal and thereafter shall keep the Parent reasonably informed, on a current basis, of the status and material terms of such Acquisition Proposal and the status of such negotiations or discussions, providing copies to the Parent of any Acquisition Proposals made in writing.

        (e) The Company shall provide the Parent with five (5) days advance notice of, in each and every case, its intention to either provide any information to or enter into any agreement with any Person making any Acquisition Proposal. Prior to providing information to or negotiating with any other party, the Company and such other party will enter into a confidentiality or non-disclosure agreement containing terms no less restrictive than the terms of the letter agreement between the Company and the Parent dated November 30, 2001. The Company agrees not to release any third party from, or waive any provisions of, any such confidentiality or non-disclosure agreement and will use commercially reasonable efforts to enforce any such agreements at the request of and on behalf of the Parent.

        (f) The Company will inform its affiliates and the officers, directors, employees, representatives and agents of the Company and its Subsidiaries (including, without limitation, any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) of the obligations undertaken in this Section 7.2.

     7.3  COMPANY SHAREHOLDER APPROVAL; PROXY STATEMENT.

        (a) The Company, acting through its board of directors, shall (i) call a meeting of its shareholders (the "Company Shareholders Meeting") for the purpose of voting to adopt this Agreement and to approve the Merger as soon as possible following the date of this Agreement, (ii) hold the Company Shareholders Meeting as promptly as practicable following the date of this Agreement and (iii) recommend to its shareholders the adoption of this Agreement and the approval of the Merger. Notwithstanding the foregoing, the board of directors of the Company may withdraw, modify or amend any recommendation that the shareholders approve the Merger if the Company receives a Superior Proposal.

        (b) The Company will, within ten (10) Business Days after the date of this Agreement, prepare and file a preliminary proxy statement (the "Proxy Statement") with respect to the Company Shareholders Meeting with the SEC, will respond to any comments of the SEC or its staff and any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information within five (5) Business Days and will supply the Parent with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger. The Parent and the Merger Subsidiary shall furnish to the Company all information regarding the Parent, the Merger Subsidiary and their affiliates that may be required (pursuant to the Exchange Act and other applicable Laws) to be set forth in the Proxy Statement. The Company shall give the Parent and its counsel the opportunity to review the Proxy Statement and any supplements or amendments thereto prior to their being filed with the SEC and shall give the Parent and its counsel the opportunity to review all replies to comments and responses to requests for additional information prior to their being filed with, or sent to, the SEC. Each of the Company and the Parent agrees to use commercially reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC. Within two (2) Business Days after the Proxy Statement has been cleared by the SEC, the Company shall mail the Proxy Statement to the shareholders of the Company. If at any time prior to the approval of this Agreement by the Company's shareholders there shall occur any event which should be set forth in an amendment or supplement to the Proxy Statement, the Company will prepare and mail to its shareholders such an amendment or supplement.

        (c) The Company represents and warrants that the Proxy Statement and any supplements or amendments thereto will comply in all material respects with applicable provisions of the Exchange Act and, at the respective times filed with the SEC and distributed to shareholders of the Company, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to any information included in the Proxy Statement and any supplements or amendments thereto that was provided by the Parent or the Merger Subsidiary. The Parent represents and warrants that none of the information supplied by the Parent or the Merger Subsidiary for inclusion in the Proxy Statement and any supplements or amendments thereto will, at the respective times that they are filed with the SEC and distributed to shareholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7.4  APPROVALS AND CONSENTS; COOPERATION.

        (a) The Company and the Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement, the Shareholders Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement and the Shareholders Agreement, as soon as possible, including preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all permits, consents, approvals and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement and the Shareholders Agreement.

        (b) The Company and the Parent each agree to use commercially reasonable efforts to take or cause to be taken all appropriate action, and do or cause to be done such things as may be necessary under federal or state securities laws or the HSR Act or Foreign Merger Laws applicable to or necessary for, and will file as promptly as practicable and, if appropriate, use commercially reasonable efforts to have declared effective or approved, all documents and notifications with the SEC and other Governmental Entities that they deem necessary or appropriate for, the consummation of the Merger or any of the other transactions contemplated hereby and each party shall give the other information reasonably requested by such other party pertaining to it and its Subsidiaries and affiliates to enable such other party to take such actions.

        (c) The Company, the Parent and the Merger Subsidiary each agree to use commercially reasonable efforts to contest and resist any action, including legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that restricts, prevents or prohibits the consummation of the Merger or any of the other transactions contemplated by this Agreement, including, without limitation, by pursuing available avenues of administrative and judicial appeal.

        (d) The Company, the Parent and the Merger Subsidiary each agree to use commercially reasonable efforts to take any and all actions necessary to avoid or eliminate each and every impediment under any antitrust law that may be asserted by any Governmental Entity or any other party so as to enable the parties to close the transactions contemplated hereby by the date specified in
Section 9.2(a) provided, however, that nothing in this Section 7.4 shall require, or be construed to require, the Parent to proffer to, or agree to, sell or hold separate and agree to sell, before or after the Effective Time, any assets, businesses or interest in any assets or businesses of the Parent, the Company or any of their respective affiliates (or to consent to any sale of, or agreement to sell, by the Company any of its assets or businesses) or to agree to any material change or restriction in the operations of any such assets or businesses and provided, further, that nothing in this Section 7.4 shall require, or be construed to require, a proffer or agreement that would, in the reasonable judgment of the Parent, be likely to have an adverse effect on the benefits to the Parent of the transactions contemplated by this Agreement.

        (e) Subject to applicable Laws relating to the exchange of information, the Parent and the Company shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to the Parent or the Company, as the case may be, and any of their respective Subsidiaries and affiliates, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and the Shareholders Agreement. In exercising the foregoing right, each of the Company and the Parent shall act reasonably and as promptly as practicable.

     7.5  FILINGS; OTHER ACTIONS; NOTIFICATION.

        (a) The Company and the Parent each shall, upon request, furnish the other with all information concerning itself, its Subsidiaries, affiliates, directors, officers and shareholders or stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Parent, the Company or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the transactions contemplated by this Agreement and the Shareholders Agreement.

        (b) The Company and the Parent each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by the Parent, the Company or any of their respective Subsidiaries from any third party or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement and the Shareholders Agreement. The Company shall give prompt notice to the Parent of any change that has resulted in or is reasonably likely to result in a change in any representation or warranty in Section 6.1 or a Company Material Adverse Effect and the Parent shall give the Company prompt notice of any event, fact, circumstance or occurrence that would be reasonably likely to have an adverse effect on the ability of the Parent or the Merger Subsidiary to complete the Merger or to comply with their respective obligations contained in this Agreement.

     7.6 ACCESS. From the date hereof until the earlier of the Effective Time or the termination of this Agreement, upon reasonable notice, the Company shall afford to the officers, employees, financial advisors, attorneys, accountants and other representatives of the Parent reasonable access to all of its and its Subsidiaries' properties, books and records (including security position listings or other information concerning beneficial and record owners of the Company's securities), their Contracts or other commitments and their officers, management employees and representatives and, during such period, the Company shall furnish promptly to the Parent, consistent with its obligations under this Agreement and its other legal obligations, all information reasonably requested concerning its business, properties and personnel.

     7.7 DELISTING; DE-REGISTRATION. The Surviving Corporation shall use commercially reasonable efforts to cause the Shares to be delisted from the Nasdaq National Market and de-registered under the Exchange Act as soon as practicable following the Effective Time.

     7.8 PUBLICITY. The initial press release relating to this Agreement and the Merger shall be a joint press release, the content of which shall be prepared by the Parent in consultation with the Company, and thereafter the Company shall consult with and obtain approval of the Parent prior to issuing any press releases or otherwise making public statements with respect to the transactions contemplated by this Agreement and prior to making any filings with any Governmental Entity with respect to the transactions contemplated by this Agreement; provided, however, that the Company may issue any press release or make any public statement or make any filing it believes in good faith is required by applicable law or the rules and regulations of the SEC (in which case the Company will use its reasonable best efforts to give the Parent prior notice).

     7.9  BENEFITS.

        (a)  STOCK OPTIONS.

           (i) The board of directors of the Company (or, if appropriate, any committee administering the Stock Plans) shall adopt such resolutions or take such other actions as are required to adjust the terms of all outstanding Company Options to provide that, at the Effective Time, each Company Option outstanding (whether or not vested) shall be canceled in exchange for the right to receive a cash payment of, or can only be exercised for net cash equal to, an amount equal to (A) the excess, if any, of (1) the Price per Share over (2) the exercise price per share of Common Stock subject to such Company Option, multiplied by (B) the number of shares of Common Stock for which such Company Option shall not theretofor have been exercised. Upon surrender to the Surviving Corporation at the address set forth in Section 10.6 of Company Options and/or such other documents as may reasonably be requested by the Surviving Corporation, the Parent hereby agrees to cause the Surviving Corporation to deliver to the registered holders of such Company Options (as indicated in the records of the Company) such cash payment. After the date of this Agreement, neither the board of directors of the Company nor any committee thereof shall cause any Company Option to become exercisable as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby.

           (ii) All amounts payable pursuant to this Section 7.9 shall be subject to any required withholding of taxes and shall be paid without interest.

           (iii) The board of directors of the Company shall take all necessary action to terminate the Stock Plans as of the Effective Time and the board of directors of the Company shall take all necessary action to delete the provisions in any other Compensation and Benefit Plan providing for the issuance, transfer or grant of any capital stock of the Company or any interest in respect of any capital stock of the Company as of the Effective Time, and the Company shall ensure that following the Effective Time no holder of a Stock Option or any participant in any Stock Plan or other Compensation and Benefit Plan shall have any right thereunder to acquire any capital stock of the Company or the Surviving Corporation.

        (b) EMPLOYEE BENEFITS. If required by the Parent, the Company shall, immediately prior to the Closing Date, take action to terminate, merge, consolidate, transfer the assets of or otherwise amend the Company's Employees' Profit Sharing and Salary Deferral Plan and Trust (the "Company 401(k)") and the Liqui-Box Corporation Employees' Stock Ownership Plan (the "Company ESOP"), provided that any action required by the Parent will be in compliance with all applicable requirements of the Code and regulations thereunder so that the tax-qualified status of the Company 401(k) and the Company ESOP will be maintained. The Company will provide to the Parent resolutions of the board of directors of the Company authorizing any such required action. Except for those benefits provided to employees listed on Schedule 6.1(x), with regard to other employee benefits, at and for a period of one (1) year after the Closing, the Parent shall provide such benefits to the Employees by either (i) continuing the relevant Compensation and Benefit Plans; (ii) allowing the Employees to participate in plans sponsored or maintained by the Parent or an affiliate of the Parent;

(iv) establishing new plans or (iii) some combination of (i), (ii) and (iii); provided, that, in the aggregate, the benefits under any such plans are substantially similar to the benefits provided under the relevant Compensation and Benefit Plans prior to the Closing. To the extent that the Employees participate in any employee benefit plans sponsored or maintained by the Parent or an affiliate of the Parent or in any newly-established plan after the Closing, the Employees will receive credit for service under each such plan, for eligibility and/or vesting purposes, for all service credit that they had with the Company and its Controlled Group Affiliates prior to the Closing in a comparable plan.

     7.10 EXPENSES. The Surviving Corporation shall pay all charges and expenses, including those of the Depositary, in connection with the transactions contemplated in Article V. Except as otherwise provided in Section 9.5(b), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the Shareholders Agreement and the Merger and the other transactions contemplated by this Agreement and the Shareholders Agreement shall be paid by the party incurring such expense.

     7.11  INDEMNIFICATION.

        (a) The articles of incorporation of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification than are set forth in Article VI of the Amended Articles of Incorporation of the Company, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who at or prior to the Effective Time were directors or officers of the Company, with respect to any act or omission in their capacity as an officer or director of the Company occurring on or prior to the Effective Time, unless such modification shall be required by law.

        (b) The Company shall, to the fullest extent permitted under applicable law and regardless of whether the Merger becomes effective, indemnify and hold harmless, and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable law, indemnify and hold harmless each present and former director and officer of the Company (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or directly pertaining to any action or omission in their capacity as an officer or director of the Company occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, for a period of six (6) years after the Effective Time, in each case to the fullest extent permitted under applicable law (and shall pay any expenses in advance of the final disposition of such action or proceeding to each Indemnified Party to the fullest extent permitted under applicable law, upon receipt from the Indemnified Party to whom expenses are advanced of an undertaking to repay such advances required under applicable law) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. In the event of any such claim, action, suit, proceeding or investigation, (i) the Company or the Surviving Corporation, as the case may be, shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties and reasonably satisfactory to the Parent promptly after statements therefor are received and (ii) the Company or the Surviving Corporation, as the case may be, shall cooperate with the Indemnified Parties in the defense of any such matter. In the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim shall continue until the final disposition of such claim.

        (c) In the event the Company or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Company or the Surviving Corporation, as the case may be, or at the Parent's option, the Parent, shall assume the obligations set forth in this
Section 7.11.

        (d) The provisions of this Section 7.11 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties as intended third party beneficiaries and their heirs and estates and shall be binding on all successors and assigns of the Parent and the Surviving Corporation.

     7.12 ANTITAKEOVER STATUTES. If any Antitakeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement or the Shareholders Agreement, each of the Parent and the Company and their respective boards of directors shall grant such approvals and take such lawful actions as are reasonably practicable so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement or the Shareholders Agreement or by the Merger and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions; provided, however, that in no event shall the Parent be required to take any actions which, in its reasonable judgment, would subject it to undue burden or expense.

     7.13 RELEASE OF COMPANY GUARANTEES. Prior to the Effective Time, the Company shall obtain releases of any guarantees by the Company of loans to employees.

     7.14 SALE OF CERTAIN ITEMS. Prior to the Effective Time, if so requested in writing by Samuel B. Davis, the Company shall sell to Samuel B. Davis the items listed on Schedule 7.14 at their fair market value, as determined by independent appraisers selected by the Company, for cash due at the time of such sale.

     7.15 TITLE TO REAL PROPERTY. Prior to the Effective Time, the Company shall execute and record the documents necessary to establish title to the Worthington, Ohio property and the Ashland, Ohio property in the Company.

                                  ARTICLE VIII

                                   Conditions

     8.1  CONDITIONS TO THE OBLIGATIONS OF THE PARENT AND THE MERGER
SUBSIDIARY. The obligations of the Parent and the Merger Subsidiary are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

        (a) SHAREHOLDER APPROVAL. The shareholders of the Company shall have adopted this Agreement and approved the Merger at the Company Shareholders Meeting.

        (b) REGULATORY CONSENTS. Any waiting period applicable to the consummation of the Merger under the HSR Act or any Foreign Merger Laws shall have expired or been terminated.

        (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 6.1 above (disregarding any qualifications contained therein regarding materiality or Company Material Adverse Effect) shall be true and correct at and as of the Closing Date, except to the extent that such breach has not had, or would not be reasonably likely to have, a Company Material Adverse Effect.

        (d) COVENANTS. The Company shall have performed and complied with all of its covenants set forth in Article 7 in all material respects through the Closing Date.

        (e) DISSENTERS. No more than ten percent (10%) of the outstanding shares of Common Stock shall be Dissenting Shares.

        (f) NO INJUNCTIONS OR RESTRAINTS. (i) No court or Governmental Entity of competent jurisdiction shall have enacted, issued, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) (collectively, an "Order") that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger; provided, however, that prior to invoking this provision, each party shall use commercially reasonable efforts to have any such Order lifted or withdrawn, and
(ii) no Governmental Entity shall have instituted any proceeding seeking any such Order.

     8.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company are subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

        (a) SHAREHOLDER APPROVAL. The shareholders of the Company shall have adopted this Agreement and approved the Merger at the Company Shareholder Meeting.

        (b) REGULATORY CONSENTS. Any waiting period applicable to the consummation of the Merger under the HSR Act or any Foreign Merger Laws shall have expired or been terminated.

        (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 6.2 above shall be true and correct at and as of the Closing Date.

        (d) NO INJUNCTIONS OR RESTRAINTS. (i) No court or Governmental Entity of competent jurisdiction shall have enacted, issued, enforced or entered any Order that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger; provided, however, that prior to invoking this provision, each party shall use commercially reasonable efforts to have any such Order lifted or withdrawn, and (ii) no Governmental Entity shall have instituted any proceeding seeking any such Order.

                                   ARTICLE IX

                                  Termination

     9.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by shareholders of the Company referred to in
Section 8.1(a), by mutual written consent of the Company, the Parent and the Merger Subsidiary.

     9.2 TERMINATION BY EITHER THE PARENT OR THE COMPANY. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Parent or the board of directors of the Company if:

        (a) the Merger shall not have been consummated by August 30, 2002, whether such date is before or after the date of approval by the shareholders of the Company referred to in Section 8.1(a); provided, however, that if a request for additional information is received from a Governmental Entity or pursuant to the HSR Act or Foreign Merger Laws, then such date shall be extended to the thirtieth (30th) day following the date when such Governmental Entity has deemed the Parent and/or the Company, as applicable, to be in substantial compliance with such request for additional information, but in any event not later than September 30, 2002, provided that the right to terminate this Agreement pursuant to this Section 9.2(a) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have been the proximate cause of, or resulted in, the failure to consummate the Merger by the date referred to in this Section 9.2(a);

        (b) the Company Shareholders Meeting shall have been convened, held and completed and the approval referred to in Section 8.1(a) shall not have been obtained thereat or at any adjournment or postponement thereof; or

        (c) any Order permanently restraining, enjoining or otherwise prohibiting the Merger shall become final and non-appealable (whether before or after the approval referred to in Section 8.1(a)), provided, however, that the right to terminate this Agreement pursuant to this Section 9.2(c) shall not be available to any party that has breached its covenant in Section 7.4 to use commercially reasonable efforts to prevent such Order from being issued and to use commercially reasonable efforts to cause such Order to be vacated, withdrawn or lifted.

     9.3 TERMINATION BY THE COMPANY. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of the Company if:

        (a) the board of directors of the Company authorizes the Company, subject to compliance with the terms of this Agreement, including Section 7.2, to enter into a binding written agreement concerning a Superior Proposal and the Company notifies the Parent in writing that it intends to enter into such an agreement, attaching the most current version of such agreement to such notice; provided, however, that the Company (x) will not enter into a binding agreement concerning a Superior Proposal until at least the first calendar day following the fifth (5th) Business Day after it has provided the written notice to the Parent required thereby, (y) will notify the

Parent promptly if its intention to enter into the binding written agreement referred to in such notice shall change at any time after giving such notification and (z) will not terminate this Agreement or enter into a binding agreement if the Parent has, within the period referred to in clause (x) of this sentence, made a written offer that is deemed by the Special Committee, in consultation with its outside legal counsel and financial advisors, to be at least as favorable to the Company's shareholders as the Superior Proposal; or

        (b) any representation or warranty of the Parent or the Merger Subsidiary in this Agreement shall not be true and correct in any material respect, as if such representation or warranty was made as of such time on or after the date of this Agreement; or the Parent or the Merger Subsidiary shall have failed to perform in any material respect any obligation or to comply in any material respect with any agreement or covenant of the Parent or the Merger Subsidiary to be performed or complied with by it under this Agreement and which, in any such case, shall not have been cured within five (5) Business Days following receipt of notice thereof.

     9.4 TERMINATION BY THE PARENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Parent if:

        (a) the board of directors of the Company shall have failed to recommend, or shall have withdrawn or adversely modified its approval or recommendation of, the Merger or failed to reconfirm its recommendation of the Merger within two (2) Business Days after a written request by the Parent to do so, or shall have resolved to do any of the foregoing; or

        (b) any representation or warranty of the Company in this Agreement (disregarding any qualifications contained therein regarding materiality or Company Material Adverse Effect) shall not be true and correct, as if such representation or warranty was made as of such time on or after the date of this Agreement, except to the extent that such failure to be true and correct has not had, and is not reasonably likely to have, a Company Material Adverse Effect, or the Company shall have failed to perform in any material respect any obligation or to comply in any material respect with any agreement or covenant of the Company to be performed or complied with by it under this Agreement and which, in any such case, shall not have been cured within five (5) Business Days following receipt of notice thereof.

     9.5  EFFECT OF TERMINATION AND ABANDONMENT.

        (a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article IX, this Agreement (other than as set forth in Section 10.1) shall become void and of no effect with no liability of any party hereto (or any of its directors, officers, employees, agents, legal and financial advisors or other representatives); provided, however, that, except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement or for payment of the termination fees or expenses payable pursuant to Section 9.5(b).

        (b) In the event that (i)(A) a bona fide Acquisition Proposal shall have been made to the Company or any of its shareholders or any Person shall have announced an intention (whether or not conditional) to make an Acquisition Proposal with respect to the Company, and on or following the date of this Agreement, such Acquisition Proposal, announcement or intention is or becomes publicly known, and (B) on or following the date on which such Acquisition Proposal, announcement or intention is or becomes publicly known, this Agreement is terminated by either the Parent or the Company pursuant to Section 9.2(a), or
(ii) this Agreement is terminated (A) by the Company pursuant to Section 9.3(a) or (B) by the Parent pursuant to Section 9.4(a), then the Company shall promptly, but in no event later than two (2) Business Days after the date of such termination if terminated by the Parent or the Merger Subsidiary and simultaneously if terminated by the Company pay to the Parent a termination fee of $12,000,000 in cash payable by wire transfer of same day funds to an account to be specified by the Parent and shall promptly, but in no event later than two
(2) Business Days after the date of notification by the Parent of the amount, reimburse the Parent for all actual, documented out-of-pocket costs, charges and expenses actually incurred by DuPont Canada Inc., the Parent or the Merger Subsidiary in connection with this Agreement and the Shareholders Agreement and the transactions contemplated by this Agreement and the Shareholders Agreement, including, without limitation, fees and expenses of accountants, attorneys and financial advisors, in cash by wire transfer of same day funds to an account to be specified by the Parent. The Company acknowledges that the agreements contained in this Section 9.5(b) are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Parent and the Merger Subsidiary would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this

Section 9.5(b) and, in order to obtain such payment, the Parent or the Merger Subsidiary commences a suit which results in a binding nonappealable judgment rendered by a court of competent jurisdiction against the Company for the fee set forth in this paragraph (b), the Company shall pay to the Parent or the Merger Subsidiary its costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made.

                                   ARTICLE X

                           Miscellaneous and General

     10.1 SURVIVAL. This Article X and the agreements of the Company, the Parent and the Merger Subsidiary contained in Articles II, III, IV and V and Sections 7.9 (Benefits), 7.10 (Expenses) and 7.11 (Indemnification) shall survive the consummation of the Merger. This Article X and the agreements of the Company, the Parent and the Merger Subsidiary contained in Section 7.10 (Expenses), and Section 9.5 (Effect of Termination and Abandonment) shall survive the termination of this Agreement. All other agreements and all representations, warranties and covenants in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.

     10.2 MODIFICATION OR AMENDMENT. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

     10.3 WAIVER OF CONDITIONS. The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

     10.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     10.5  GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

        (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE COUNTY OF NEW CASTLE, DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE SHAREHOLDERS AGREEMENT AND OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT AND THE SHAREHOLDERS AGREEMENT, AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR THE SHAREHOLDERS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 10.6 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

        (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE SHAREHOLDERS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SHAREHOLDERS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.5.

     10.6 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

          if to the Parent or the Merger Subsidiary:

           Enhance Packaging Technologies Inc.
           7070 Mississauga Road
           Mississauga, Ontario L5N 5M8
           Attention: General Counsel
           Fax: (905) 821-5651

          with copies to:

           Justin P. Klein, Esq.
           Ballard Spahr Andrews & Ingersoll, LLP
           1735 Market Street, 51st Floor
           Philadelphia, PA 19103-7599
           Fax: (215) 864-8999

          if to the Company:

           Liqui-Box Corporation
           6950 Worthington-Galena Road
           Worthington, Ohio 43085
           Attention: Samuel B. Davis
           Fax: (614) 888-0982

          with copies to:

           Ronald A. Robins, Jr., Esq.
           Vorys, Sater, Seymour and Pease LLP
           52 East Gay Street
           Columbus, Ohio 43215
           Fax: (614) 719-4926

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

     10.7 ENTIRE AGREEMENT. This Agreement (including any exhibits hereto) and the letter agreement between the Company and the Parent dated November 30, 2001 constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

     10.8 NO THIRD PARTY BENEFICIARIES. Except as provided in Section 7.11 (Indemnification), this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     10.9 OBLIGATIONS OF THE PARENT AND OF THE COMPANY. Whenever this Agreement requires a Subsidiary of the Parent to take any action, such requirement shall be deemed to include an undertaking on the part of the Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

     10.10 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     10.11 SPECIFIC PERFORMANCE. The parties hereto each acknowledge that, in view of the uniqueness of the subject matter hereof, the parties hereto would not have an adequate remedy at law for money damages if this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

     10.12 INTERPRETATION. The table of contents and Article, Section and Paragraph headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Schedule or Exhibit, such reference shall be to a Section of or a Schedule or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     10.13 ASSIGNMENT. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that either of the Parent or the Merger Subsidiary may assign its rights and obligations under this Agreement to any of the Parent's Subsidiaries or affiliates, in the event of which, all references herein to the Parent or to the Merger Subsidiary shall be deemed references to such other Subsidiary or affiliate or Subsidiaries or affiliates. Any purported assignment made in contravention of this Agreement shall be null and void.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the parties hereto as of the date hereof.

                                          LIQUI-BOX CORPORATION

                                          By:       /s/ SAMUEL B. DAVIS
                                            ------------------------------------
                                            Name:  Samuel B. Davis
                                            Title:   Chairman, Chief Executive
                                                     Officer and Treasurer

                                          ENHANCE PACKAGING TECHNOLOGIES INC.

                                          By:           /s/ ASH SAHI
                                            ------------------------------------
                                            Name:  Ash Sahi
                                            Title:    President and Chief
                                              Executive Officer

                                          EPT NEWCO, INC.

                                          By:           /s/ ASH SAHI
                                            ------------------------------------
                                            Name:  Ash Sahi
                                            Title:   President and Chief
                                              Executive Officer

                        GUARANTEE OF DUPONT CANADA INC.

     DuPont Canada Inc., on behalf of itself and its successors and assigns, hereby guarantees the obligations of the Parent, the Merger Subsidiary and the Surviving Corporation and their successors and assigns with respect to this Agreement.

                                          DUPONT CANADA INC.

                                          By:      /s/ DAVE W. COLCLEUGH
                                            ------------------------------------
                                            Name:  Dave W. Colcleugh
                                            Title:   Chairman, President and
                                                Chief Executive Officer

                                                                      APPENDIX B

                                 MARCH 25, 2002

PERSONAL AND CONFIDENTIAL
----------------------------------------

Special Committee of the Board of Directors and the Board of Directors
Liqui-Box Corporation
6950 Worthington-Galena Rd.
Worthington, Ohio 43085

Members of the Special Committee and the Board:

     You have requested our opinion as to the fairness, from a financial point of view, to the holders of the issued and outstanding Common Shares, without par value (the "Common Shares") of Liqui-Box Corporation (the "Company") pursuant to the Agreement and Plan of Merger dated as of March 25, 2002 (the "Merger Agreement") by and among the Company, Enhance Packaging Technologies Inc. ("Parent") and EPT Newco, Inc., a wholly-owned subsidiary of Parent ("Merger Sub"). Parent is a wholly-owned subsidiary of DuPont Canada Inc. ("DuPont Canada").

     You have advised us that the Merger Agreement contemplates that at the closing of the transactions contemplated thereby, among other things, Merger Sub will be merged with and into the Company, the Company will become a wholly-owned subsidiary of Parent, and each Common Share of the Company issued and outstanding as of the closing date (other than shares owned by Parent or the Company and any of their respective parent entities and subsidiaries and any shares as to which appraisal rights have been perfected in accordance with provisions of applicable law) will be converted into the right to receive the amount of $67.00 per share in cash (the "Merger Consideration"). You have also advised us that payment of the Merger Consideration is guaranteed by DuPont Canada.

     McDonald Investments Inc., as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

     In connection with rendering this opinion, we have reviewed and analyzed, among other things, the following: (i) the Merger Agreement, including the exhibits and schedules thereto; (ii) the Shareholders Agreement dated as of March 25, 2002 by and among Parent, Merger Sub and the shareholders of the Company listed on Schedule I thereto; (iii) the Noncompetition and Nonsolicitation Agreement dated March 25, 2002 between the Company and Samuel B. Davis; (iv) the Noncompetition and Nonsolicitation Agreement dated March 25, 2002 between the Company and Samuel N. Davis; (v) certain publicly available information concerning the Company, including its Annual Reports on Form 10-K of the Company for each of the years in the five year period ended December 31, 2000, its Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2001 and a draft of its Annual Report on Form 10-K for the year ended December 31, 2001; (vi) certain internal information, primarily financial in nature and including projections, furnished to us by the Company's management for purposes of our analysis; (vii) certain publicly available information concerning the trading of, and the trading market for, the Common Shares; (viii) certain publicly available information with respect to certain other companies that we believe to be comparable to the Company and the trading markets for certain of such other companies' securities; and (ix) certain publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry. We have also met with certain officers and employees of the Company to discuss the business and prospects of the Company, as well as other matters we believe relevant to our inquiry.

     In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided us or publicly available and have assumed and relied upon the representations and warranties of the Company contained in the Merger Agreement. We have not

Special Committee of the Board of Directors and the Board of Directors
March 25, 2002
Page 2

been engaged to, and have not independently attempted to, verify any of such information. We have also relied upon the management of the Company as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to us and, with your consent, we have assumed that such projections reflect management's best currently available estimates and judgments. We have not been engaged to assess the reasonableness or achievability of such projections or the assumptions on which they were based and express no view as to such projections or assumptions. In addition, we have not evaluated or appraised any of the assets, properties or facilities of the Company nor have we been furnished with any such evaluation or appraisal. We have also assumed that the conditions to the merger as set forth in the Merger Agreement would be satisfied and that the merger would be consummated on a timely basis in the manner contemplated by the Merger Agreement.

     It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date. We have not been engaged to solicit indications of interest or to otherwise explore the viability of any alternative transaction to the merger. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the Merger Consideration and does not address the Company's underlying business decision to effect the merger or any other terms of the merger. It should be noted that although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm our opinion.

     We have acted as the Company's financial advisor in connection with the merger and will receive a fee for our services, a portion of which is contingent upon completion of the merger. We have also received a retainer and will receive a fee for our services in rendering this opinion, and the Company has agreed to indemnify us under certain circumstances.

     In the ordinary course of our business, we may actively trade securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this opinion was prepared for the confidential use of the special committee, board of directors and senior management of the Company and may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent. Our opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the shareholders' meeting held in connection with the merger. We consent to the inclusion of this opinion in the Company's proxy statement with respect to the merger.

     We were engaged by the special committee and the board to render this opinion in connection with the discharge of their fiduciary obligations. We have advised the special committee and the board that we do not believe that any person (including a shareholder of the Company) other than the directors has the legal right to rely on this opinion for any claim arising under state law and that, should any such claim be brought against us, this assertion will be raised as a defense. In the absence of governing authority, this assertion will be resolved by the final adjudication of such issue by a court of competent jurisdiction. Resolution of this matter under state law, however, will have no effect on the rights and responsibilities of McDonald Investments under the federal securities laws or on the rights and responsibilities of the Company's board of directors under applicable law.

Special Committee of the Board of Directors and the Board of Directors
March 25, 2002
Page 3

     Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion that as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the shareholders of the Company.

                                          Very truly yours,

                                          /s/ MCDONALD INVESTMENTS INC.
                                          --------------------------------------

                                          McDONALD INVESTMENTS INC.

                                                                      APPENDIX C

                  SECTION 1701.85 OF THE OHIO REVISED CODE --
         DISSENTING SHAREHOLDER'S DEMAND FOR FAIR CASH VALUE OF SHARES.

     (A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

     (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which be seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

     (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 [1701.80.1] of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 [1701.80.1] of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

     (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

     (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

     (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505. of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall he paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

     (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 [1701.80.1] of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

     (D)(1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

          (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

          (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

          (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

          (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

     (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

     (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

--------------------------------------------------------------------------------
SPECIAL MEETING PROXY - LIQUI-BOX CORPORATION
--------------------------------------------------------------------------------

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2002

The undersigned hereby constitutes and appoints Carl J. Aschinger and Robert L. Zieg, and each of them, proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders to be held on May 28, 2002 and to vote all of the common shares of Liqui-Box Corporation which the undersigned is entitled to vote at such Special Meeting and any adjournment(s) or postponement(s) thereof as set forth below.

The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement relating to the Special Meeting of Shareholders to be held on May 28, 2002 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the common shares represented by this proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                           +
                                              000000 0000000000 0 0000

     LIQUI-BOX CORPORATION                    000000000.000 ext
                                              000000000.000 ext
                                              000000000.000 ext
                                              000000000.000 ext
     [BAR CODE]                               000000000.000 ext
                                              000000000.000 ext
     MR A SAMPLE                              000000000.000 ext
     DESIGNATION (IF ANY)
     ADD 1
     ADD 2                                    Holder Account Number
     ADD 3                                    C 1234567890     JNT
     ADD 4
     ADD 5                                    [BAR CODE]
     ADD 6

Use a BLACK pen. Mark with                        Mark this box with an X if you
an X inside the grey areas    [X]             [ ] have made changes to your name
as shown in this example.                         or address details above.

--------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
--------------------------------------------------------------------------------
A ISSUES
The Board of Directors recommends a vote FOR the following proposal.

                                               FOR      AGAINST     ABSTAIN
1. TO ADOPT THE AGREEMENT AND PLAN OF          [ ]        [ ]         [ ]
   MERGER IN THE FORM ATTACHED AS
   APPENDIX A TO THE PROXY MATERIALS
   DATED APRIL 25, 2002 AND TO APPROVE
   THE MERGER CONTEMPLATED THEREBY.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment(s) thereof.













B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign here exactly as your name appears herein. If common shares are registered in two names, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full title. Please note any change of address on this proxy.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (dd/mm/yyyy)

 -------------------------------------------------     -------------------------------------------------     ----------------
|                                                 |   |                                                 |   |     /    /     |
|                                                 |   |                                                 |   |     /    /     |
 -------------------------------------------------     -------------------------------------------------     ----------------
                                                            2 U P X                                           A758          +

                       [LIQUI-BOX CORPORATION LETTERHEAD]



                                 April 25, 2002


To:      Participants in the Liqui-Box Corporation Employee Stock Ownership
         Plan:

                  On Tuesday, May 28, 2002, Liqui-Box Corporation will hold a special meeting of shareholders (the "Special Meeting") to consider and vote upon a proposal to adopt an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 25, 2002, by and among Liqui-Box, Enhance Packaging Technologies Inc., a Canadian corporation and a wholly owned subsidiary of DuPont Canada Inc., and EPT Newco, Inc., an Ohio corporation and a wholly owned subsidiary of Enhance Packaging Technologies Inc., and to approve the merger contemplated thereby (the "Merger"). In the Merger, (i) EPT Newco will be merged with and into Liqui-Box, which will be the surviving corporation and become a wholly owned subsidiary of Enhance Packaging Technologies, and (ii) each common share, without par value, of Liqui-Box outstanding immediately prior to the effective time of the Merger (other than shares held by Liqui-Box or Enhance Packaging Technologies or any of their respective parent entities or subsidiaries or shares with respect to which dissenters' rights are perfected) will be automatically converted into the right to receive $67.00 in cash.

                  As a participant in the Liqui-Box Corporation Employee Stock Ownership Plan (the "ESOP"), pursuant to Section 20.01 of the ESOP, you are entitled to instruct the trustee of the ESOP how to vote the common shares allocated to your account under the ESOP at the Special Meeting. In order to instruct the trustee how to vote the common shares allocated to your account under the ESOP, you must properly complete the enclosed confidential voting instruction form. To assist you in deciding how to instruct the trustee to vote the common shares allocated to your account under the ESOP, we have also enclosed the proxy solicitation materials sent to the registered shareholders of Liqui-Box in connection with the Special Meeting (which materials describe the Merger Agreement and the Merger).

                  Please complete, date and sign the enclosed confidential voting instruction form and promptly return it in the enclosed return envelope. Your voting instructions will be treated confidentially by the trustee. If the trustee of the ESOP does not receive your voting instructions, pursuant to the terms of the ESOP, the trustee will vote the common shares allocated to your account under the ESOP for adoption of the Merger Agreement and approval of the Merger in accordance with the recommendation of the Board of Directors of Liqui-Box.

                                        Very truly yours,

                                        THE LIQUI-BOX CORPORATION EMPLOYEE
                                        STOCK OWNERSHIP PLAN

         ----------------------------------------------------------------
         SPECIAL MEETING CONFIDENTIAL VOTING INSTRUCTION FORM - LIQUI-BOX CORPORATION
         ----------------------------------------------------------------

         CONFIDENTIAL VOTING INSTRUCTION FORM
         FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2002

         The undersigned participant in the Liqui-Box Corporation Employee Stock Ownership Plan (the "ESOP") hereby directs the trustee of the ESOP to vote all common shares of Liqui-Box Corporation allocated to the undersigned's account under the ESOP in accordance with the voting instructions set forth below at the Special Meeting of Shareholders of Liqui-Box Corporation to be held on May 28, 2002, and any adjournment(s) or postponement(s) thereof.

         IF NO VOTING INSTRUCTIONS ARE GIVEN BELOW BY THE UNDERSIGNED, THE TRUSTEE OF THE ESOP WILL VOTE THE COMMON SHARES ALLOCATED TO THE UNDERSIGNED'S ACCOUNT UNDER THE ESOP FOR PROPOSAL NO. 1 IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF LIQUI-BOX CORPORATION.

         The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement relating to the Special Meeting of Shareholders to be held on May 28, 2002 and hereby expressly revokes any and all voting instructions heretofore given or executed by the undersigned with respect to the common shares allocated to the undersigned's account under the ESOP and represented by this confidential voting instruction form.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                               +



                                             000000 0000000000 0 0000
         LIQUI-BOX CORPORATION
                                             000000000.000 ext
                                             000000000.000 ext
                                             000000000.000 ext
         [BAR CODE]                          000000000.000 ext
                                             000000000.000 ext
                                             000000000.000 ext
         MR A SAMPLE                         000000000.000 ext
         DESIGNATION (IF ANY)
         ADD 1
         ADD 2                               HOLDER ACCOUNT NUMBER
         ADD 3                               C 1234567890      JNT
         ADD 4
         ADD 5                               [BAR CODE]
         ADD 6

Use a black pen. Mark with                   [ ]  Mark this box with an X if you
an X inside the grey areas                        have made changes to your name
as shown in this example.   [X]                   or address details above.

--------------------------------------------------------------------------------
SPECIAL MEETING CONFIDENTIAL VOTING INSTRUCTION FORM
--------------------------------------------------------------------------------
A ISSUES
The Board of Directors recommends a vote FOR the following proposal.

                                                 FOR        AGAINST      ABSTAIN
1.   TO ADOPT THE AGREEMENT AND PLAN OF          [ ]          [ ]          [ ]
     MERGER IN THE FORM ATTACHED AS
     APPENDIX A TO THE PROXY MATERIALS
     DATED APRIL 25, 2002 AND TO APPROVE
     THE MERGER CONTEMPLATED THEREBY.





B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign here exactly as your name appears herein. If common shares are registered in two names, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full title. Please note any change of address on this confidential voting instruction form.

 Signature 1 - Please keep signature within the box      Signature 2 - Please keep signature within the box      Date (dd/mm/yyyy)
 --------------------------------------------------      --------------------------------------------------      -----------------
|                                                  |    |                                                  |    |      /    /     |
|                                                  |    |                                                  |    |      /    /     |
 --------------------------------------------------      --------------------------------------------------      -----------------
[ ]                                                       2 U P X                                                 A7583         +

                       [LIQUI-BOX CORPORATION LETTERHEAD]



                                 April 25, 2002


To: Participants in the Liqui-Box Corporation Employees' Profit Sharing and Salary Deferral Plan:

                  On Tuesday, May 28, 2002, Liqui-Box Corporation will hold a special meeting of shareholders (the "Special Meeting") to consider and vote upon a proposal to adopt an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 25, 2002, by and among Liqui-Box, Enhance Packaging Technologies Inc., a Canadian corporation and a wholly owned subsidiary of DuPont Canada Inc., and EPT Newco, Inc., an Ohio corporation and a wholly owned subsidiary of Enhance Packaging Technologies Inc., and to approve the merger contemplated thereby (the "Merger"). In the Merger, (i) EPT Newco will be merged with and into Liqui-Box, which will be the surviving corporation and become a wholly owned subsidiary of Enhance Packaging Technologies, and (ii) each common share, without par value, of Liqui-Box outstanding immediately prior to the effective time of the Merger (other than shares held by Liqui-Box or Enhance Packaging Technologies or any of their respective parent entities or subsidiaries or shares with respect to which dissenters' rights are perfected) will be automatically converted into the right to receive $67.00 in cash.

                  As a participant in the Liqui-Box Corporation Employees' Profit Sharing and Salary Deferral Plan (the "401(k) Plan"), pursuant to Section
7.13 of the 401(k) Plan, you are entitled to instruct the trustee of the 401(k) Plan how to vote the common shares allocated to your account under the 401(k) Plan at the Special Meeting. In order to instruct the trustee how to vote the common shares allocated to your account under the 401(k) Plan, you must properly complete the enclosed confidential voting instruction form. To assist you in deciding how to instruct the trustee to vote the common shares allocated to your account under the 401(k) Plan, we have also enclosed the proxy solicitation materials sent to the registered shareholders of Liqui-Box in connection with the Special Meeting (which materials describe the Merger Agreement and the Merger).

                  Please complete, date and sign the enclosed confidential voting instruction form and promptly return it in the enclosed return envelope. Your voting instructions will be treated confidentially by the trustee. If the trustee of the 401(k) Plan does not receive your voting instructions, pursuant to the terms of the 401(k) Plan, the trustee will not vote the common shares allocated to your account under the 401(k) Plan.

                                        Very truly yours,

                                        THE LIQUI-BOX CORPORATION
                                        EMPLOYEES' PROFIT SHARING AND
                                        SALARY DEFERRAL PLAN

         ----------------------------------------------------------------
         SPECIAL MEETING CONFIDENTIAL VOTING INSTRUCTION FORM - LIQUI-BOX CORPORATION
         ----------------------------------------------------------------

         CONFIDENTIAL VOTING INSTRUCTION FORM
         FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2002

         The undersigned participant in the Liqui-Box Corporation Employees' Profit Sharing and Salary Deferral Plan (the "401(k) Plan") hereby directs the trustee of the 401(k) Plan to vote all common shares of Liqui-Box Corporation allocated to the undersigned's account under the 401(k) Plan in accordance with the voting instructions set forth below at the Special Meeting of Shareholders of Liqui-Box Corporation to be held on May 28, 2002, and any adjournment(s) or postponement(s) thereof.

         IF NO VOTING INSTRUCTIONS ARE GIVEN BELOW BY THE UNDERSIGNED, THE TRUSTEE OF THE 401(k) PLAN WILL NOT VOTE THE COMMON SHARES ALLOCATED TO THE UNDERSIGNED'S ACCOUNT UNDER THE 401(k) PLAN.

         The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement relating to the Special Meeting of Shareholders to be held on May 28, 2002 and hereby expressly revokes any and all voting instructions heretofore given or executed by the undersigned with respect to the common shares allocated to the undersigned's account under the 401(k) Plan and represented by this confidential voting instruction form.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                               +



                                        000000 0000000000 0 0000
         LIQUI-BOX CORPORATION
                                        000000000.000 ext
                                        000000000.000 ext
         [BAR CODE]                     000000000.000 ext
                                        000000000.000 ext
         MR A SAMPLE                    000000000.000 ext
         DESIGNATION (IF ANY)           000000000.000 ext
         ADD 1                          000000000.000 ext
         ADD 2
         ADD 3
         ADD 4                          HOLDER ACCOUNT NUMBER
         ADD 5                          C 1234567890    JNT
         ADD 6
                                        [BAR CODE]

Use a black pen. Mark with              [ ]  Mark this box with an X if you
an X inside the grey areas  [X]              have made changes to your name
as shown in this example.                    or address details above.

--------------------------------------------------------------------------------
SPECIAL MEETING CONFIDENTIAL VOTING INSTRUCTION FORM
--------------------------------------------------------------------------------
A ISSUES
The Board of Directors recommends a vote FOR the following proposal.

                                                 FOR        AGAINST      ABSTAIN
1.   TO ADOPT THE AGREEMENT AND PLAN OF          [ ]          [ ]          [ ]
     MERGER IN THE FORM ATTACHED AS
     APPENDIX A TO THE PROXY MATERIALS
     DATED APRIL 25, 2002 AND TO APPROVE
     THE MERGER CONTEMPLATED THEREBY.








B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign here exactly as your name appears herein. If common shares are registered in two names, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full title. Please note any change of address on this confidential voting instruction form.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (dd/mm/yyyy)
 -------------------------------------------------     -------------------------------------------------     ----------------
|                                                 |   |                                                 |   |     /    /     |
|                                                 |   |                                                 |   |     /    /     |
 -------------------------------------------------     -------------------------------------------------     ----------------
[ ]                                                         2 U P X                                            A7582         +